PROSPECTUS

SEPARATE ACCOUNT THREE OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                             VENTURE VUL ACCUMULATOR
                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes Venture VUL Accumulator, a flexible premium variable universal life insurance policy (the "Policy") offered by The Manufacturers Life Insurance Company of America (the "Company," "Manufacturers Life of America," "we" or "us").

The Policy is designed to provide lifetime insurance protection together with flexibility as to:
- the timing and amount of premium payments,
- the investments underlying the Policy Value, and
- the amount of insurance coverage.

This flexibility allows you, the policyowner, to pay premiums and adjust insurance coverage in light of your current financial circumstances and insurance needs.

Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of Manufacturers Life of America's Separate Account Three (the "Separate Account"). The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust, and the corresponding statement of additional information, describe the investment objectives of the Portfolios in which you may invest net premiums. Other sub-accounts and Portfolios may be added in the future.

THE POLICY IS NOT SUITABLE FOR SHORT TERM INVESTMENT PURPOSES. ALSO PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.

The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


               The Manufacturers Life Insurance Company of America
                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304


                 THE DATE OF THIS PROSPECTUS IS JANUARY 31, 2001

TABLE OF CONTENTS


DEFINITIONS .......................................................................      4
POLICY SUMMARY ....................................................................      7
   General ........................................................................      7
   Death Benefits .................................................................      7
   Optional Term Rider ............................................................      7
   Cash Value Enhancement Riders ..................................................      7
   Premiums .......................................................................      7
   Policy Value ...................................................................      7
   Policy Loans ...................................................................      7
   Surrender and Partial Withdrawals ..............................................      7
   Lapse and Reinstatement ........................................................      8
   Charges and Deductions .........................................................      8
   Investment Options and Investment Advisers .....................................      8
   Investment Management Fees and Expenses ........................................      8
   Table of Charges and Deductions ................................................      9
   Table of Investment Management Fees and Expenses ...............................     10
   Table of Investment Options and Investment Subadvisers .........................     12
GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA, THE SEPARATE ACCOUNT AND
THE TRUST .........................................................................     13
   Manufacturers Life of America ..................................................     13
   The Separate Account ...........................................................     14
   The Trust ......................................................................     14
   Investment Objectives of the Portfolios ........................................     14
ISSUING A POLICY ..................................................................     17
   Requirements ...................................................................     18
   Temporary Insurance Agreement ..................................................     18
   Right to Examine the Policy ....................................................     18
   Life Insurance Qualification ...................................................     20
DEATH BENEFITS ....................................................................     20
   Death Benefit Options ..........................................................     20
   Changing the Death Benefit Option ..............................................     21
   Changing the Face Amount .......................................................     21
PREMIUM PAYMENTS ..................................................................     22
   Initial Premiums ...............................................................     22
   Subsequent Premiums ............................................................     22
   Maximum Premium Limitation .....................................................     22
   Premium Allocation .............................................................     22
CHARGES AND DEDUCTIONS ............................................................     23
   Premium Charge .................................................................     23
   Surrender Charges ..............................................................     23
   Monthly Deductions .............................................................     25
   Charges for Transfers ..........................................................     26
   Reduction in Charges ...........................................................     26
SPECIAL PROVISIONS FOR EXCHANGES ..................................................     26
COMPANY TAX CONSIDERATIONS ........................................................     26
POLICY VALUE ......................................................................     27
   Determination of the Policy Value ..............................................     27
   Units and Unit Values ..........................................................     27
   Transfers of Policy Value ......................................................     28
POLICY LOANS ......................................................................     29
   Effect of Policy Loan ..........................................................     29
   Interest Charged on Policy Loans ...............................................     29
   Loan Account ...................................................................     29
POLICY SURRENDER AND PARTIAL WITHDRAWALS ..........................................     30
   Policy Surrender ...............................................................     30
   Partial Withdrawals ............................................................     30
LAPSE AND REINSTATEMENT ...........................................................     30
   Lapse ..........................................................................     31
   No-Lapse Guarantee .............................................................     31
   No-Lapse Guarantee Cumulative Premium Test .....................................     31



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

   Reinstatement ..................................................................     31
THE GENERAL ACCOUNT ...............................................................     32
   Fixed Account ..................................................................     32
OTHER PROVISIONS OF THE POLICY ....................................................     32
   Cash Value Enhancement Riders ..................................................     32
   Policyowner Rights .............................................................     33
   Beneficiary ....................................................................     33
   Validity .......................................................................     33
   Misstatement of Age or Sex .....................................................     34
   Suicide Exclusion ..............................................................     34
   Supplementary Benefits .........................................................     34
TAX TREATMENT OF THE POLICY .......................................................     34
   Life Insurance Qualification ...................................................     34
   Tax Treatment of Policy Benefits ...............................................     35
   Alternate Minimum Tax ..........................................................     39
   Income Tax Reporting ...........................................................     39
OTHER INFORMATION .................................................................     39
   Payment of Proceeds ............................................................     39
   Reports to Policyowners ........................................................     39
   Distribution of the Policies ...................................................     39
   Responsibilities of Manufacturers Life .........................................     40
   Voting Rights ..................................................................     40
   Substitution of Portfolio Shares ...............................................     40
   Records and Accounts ...........................................................     41
   State Regulations ..............................................................     41
   Litigation .....................................................................     41
   Independent Auditors ...........................................................     41
   Further Information ............................................................     41
   Officers and Directors .........................................................     41
   Optional Term Rider ............................................................     43
ILLUSTRATIONS .....................................................................     43
APPENDIX A - SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH
BENEFITS ..........................................................................     A-1
APPENDIX B - AUDITED FINANCIAL STATEMENTS .........................................     B-1




THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE IT WOULD NOT BE LAWFUL. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF MANUFACTURERS INVESTMENT TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

DEFINITIONS

Additional Rating
is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.

Age
on any date is the life insured's age on his or her nearest birthday to the Policy Date. If no specific age is mentioned, age means the life insured's age on the Policy Anniversary nearest to the birthday.

Attained Age
is the Age at issue plus the number of whole years that have elapsed since the Policy Date.

Business Day
is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.

Cash Surrender Value
is the Policy Value less the Surrender Charge and any outstanding monthly deductions due.

Effective Date
is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. The Company will take the first Monthly Deduction on the Effective Date.

Gross Withdrawal
is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.

Fixed Account
is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.

Investment Account
is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

Issue Date
is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.

Life Insured
is the person whose life is insured under this Policy.

Loan Account
is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Loan Interest Credited Differential
is the difference between the rate of interest charged on a Policy Loan and the rate of interest credited to amounts in the Loan Account.

Maximum Loanable Amount
is 100% of the Policy Net Cash Surrender Value less estimated charges to the next Policy anniversary, including loan interest.

Minimum Death Benefit
is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured.

Monthly No-Lapse Guarantee Premium
is one-twelfth of the No-Lapse Guarantee Premium.


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
Net Cash Surrender Value
is the Cash Surrender Value less the Policy Debt.

Net Policy Value
is the Policy Value less the value in the Loan Account.

Net Premium
is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

No-Lapse Guarantee
is a provision of the Policy which occurs when the Policy is in the No-Lapse Guarantee Period, and meets the No-Lapse Guarantee Cumulative Premium Test. If such a condition is met the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

No-Lapse Guarantee Period
is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee period is fixed at the lesser of (a) twenty years or (b) the number of years remaining until the life insured's age is 95, depending upon applicable state law requirements. Certain states may have a shorter guarantee period. The No Lapse Guarantee Period for a particular Policy is stated in the Policy.

No-Lapse Guarantee Premium
is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:

-     the Face Amount of insurance changes.

-     a Supplementary Benefit is added, changed or terminated.

-     the Risk Classification of the life insured changes.

- a temporary Additional Rating is added (due to a face amount increase), or terminated.

-     the death benefit option changes.

No-Lapse Guarantee Cumulative Premium
is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.

No-Lapse Guarantee Cumulative Premium Test is a test that, if satisfied, during the No Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any Gross Withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.

Policy Date
is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

Policy Debt
as of any date equals (a) plus (b) plus (c) minus (d), where:

(a)   is the total amount of loans borrowed as of such date;

(b) is the total amount of any unpaid loan interest charges which have been borrowed against the Policy on a Policy Anniversary;

(c) is any interest charges accrued from the last Policy Anniversary to the current date; and

(d)   is the total amount of loan repayments as of such date.

Policy Value
is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Premium Death Benefit Account

is the sum of premiums paid to date less any Gross Withdrawals, but is not less than zero.


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
Service Office Address
is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Surrender Charge Period
is the period following the Policy Date or following any increase in Face Amount during which the Company will assess Surrender Charges. Surrender Charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.

Surrender Charge Premium Limit
is used to determine the Surrender Charge. The Surrender Charge Premium Limit for the initial Face Amount is stated in the Policy. The Company will advise the policyowner of the Surrender Charge Premium Limit for any increase in Face Amount.

Written Request
is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.


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
POLICY SUMMARY

GENERAL

We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy's provisions may vary in some states and the terms of your Policy and any endorsement or rider supercede the disclosure in this prospectus.

DEATH  BENEFITS


There are three death benefit options. Under Option 1, the death benefit is the FACE AMOUNT OF THE POLICY at the date of death. Under Option 2, the death benefit is the FACE AMOUNT PLUS THE POLICY VALUE OF THE POLICY at the date of death. Under Option 3, the death benefit is the FACE AMOUNT PLUS THE PREMIUM DEATH BENEFIT ACCOUNT at the date of death. If on the date of death of the insured, the Policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the Policy only. The actual death benefit will be the greater of the death benefit under the applicable death benefit option or the Minimum Death Benefit. The Minimum Death Benefit is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured. A table of Minimum Death Benefit Percentages is located under "Death Benefits - Minimum Death Benefit." You may change the death benefit option and increase or decrease the Face Amount subject to the limitations described in this Prospectus.



OPTIONAL TERM RIDER

The Policy may be issued with an optional term insurance rider (the "Term Rider") which provides an additional insurance amount which is level term life insurance. The benefit of the Term Rider is that the cost of insurance will always be less than or equal to the cost of insurance under the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO-LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT THE LIFE INSURED'S ATTAINED AGE 100.

CASH VALUE ENHANCEMENT RIDERS

The Policy may be issued with one of two optional Cash Value Enhancement riders. The benefit of either rider is that the Cash Surrender Value under the Policy will be enhanced during the period for which Surrender Charges apply. The decision to add one of these two riders must be made at issuance of the Policy and, once made, is irrevocable. Adding either of these riders will result in different premium and asset-based risk charges under the Policy.

PREMIUMS

You may pay premiums at any time and in any amount, subject to certain limitations as described under "Premium Payments - Subsequent Premiums." Net Premiums will be allocated, according to your instructions and at the Company's discretion, to one or more of our general account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the accounts. POLICY VALUE The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.

POLICY LOANS

You may borrow an amount not to exceed the Maximum Loanable Amount. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding Policy Debt from proceeds payable at the insured's death or upon surrender.

SURRENDER AND PARTIAL WITHDRAWALS

You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of or the death benefit under the Policy and an assessment of a portion of the Surrender Charges to which the Policy is subject.


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
You may surrender your Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charge and outstanding monthly deductions due minus the Policy Debt.

LAPSE AND REINSTATEMENT

Unless the No-Lapse Guarantee Cumulative Premium Test has been met, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment.

The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.


A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under "Reinstatement."


CHARGES AND DEDUCTIONS

We assess certain charges and deductions in connection with the Policy. These include:

-     charges deducted from premiums paid,

- monthly deductions for administration, asset-based risk and cost of insurance charges,

-     charges assessed on surrender or lapse, and

- if applicable, a charge for any supplementary benefits added to the Policy.

The charges are summarized in the Table of Charges and Deductions. We may allow you to request that the sum of the charges assessed monthly for the cost of insurance and administrative expenses be deducted from the Fixed Account or one or more of the sub-accounts of the Separate Account.

In addition, there are charges deducted from each Portfolio of the Trust. These charges are summarized in the Table of Investment Management Fees and Expenses.

The Policy may be issued with either one of the two optional Cash Value Enhancement riders which we offer. In the case of the Cash Value Enhancement rider, the Surrender Charge is reduced. In the case of the Cash Value Enhancement Plus rider, the Surrender Charge is eliminated. If a Policy is issued with either of these riders, it will have different premium charges and the same or higher asset-based risk charges as noted under the "Table of Charges and Deductions."

INVESTMENT OPTIONS AND INVESTMENT ADVISERS

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the Portfolios of the Trust.

The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

The Trust also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

INVESTMENT MANAGEMENT FEES AND EXPENSES

Each sub-account of the Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. The fees and expenses for each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses below. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.

Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations, please discuss this matter with your financial adviser.

TABLE OF CHARGES AND DEDUCTIONS

The table below sets forth the charges and deductions for the Policy. The Policy may be issued with either one of two optional riders, the Cash Value Enhancement Rider and the Cash Value Enhancement Plus Rider. Adding either one of these riders to the Policy will alter certain charges under the Policy. The charges associated with these riders are discussed below.


      Premium Charges:    The Policy provides for a deduction of  7.5% of the
                          premium paid during the first 10 Policy Years and 5.0% of
                          each premium paid thereafter. Where the Cash Value
                          Enhancement Rider is used, the premium charges are
                          increased to 8.5% of the premium paid during the first 10
                          Policy Years and 5.5% thereafter. Where the Cash Value
                          Enhancement Plus Rider is used, the premium charges are
                          3.25% for the first 10 Policy Years and 2.25% thereafter.

      Monthly             An ADMINISTRATION CHARGE of $40 plus a per
      Deductions:         $1000 of Face Amount charge per Policy Month is
                          deducted in the first five Policy Years. In subsequent
                          years, the administration charge is $20 plus a per
                          $1000 of Face Amount charge per Policy Month. The
                          monthly charge per $1000 of Face Amount varies by the
                          Age of the life insured at issuance (or the Attained
                          Age of the life insured at the time of an increase)
                          and the death benefit option in effect. It applies to
                          the initial Face Amount for the first 10 Policy Years
                          and thereafter to the initial Face Amount less any
                          decreases. (See the chart under "Charges and
                          Deductions - Administration Charge" for the exact per
                          $1000 Face Amount charge.) The monthly administration
                          charge does not vary with the Cash Value Enhancement
                          options.

                          A monthly ASSET-BASED RISK CHARGE is assessed against the Investment Accounts at an annual rate of 0.15%.
                          This rate is guaranteed not to exceed 0.45%. Where the Cash Value Enhancement Rider is used, the asset-based risk charges are the same as those provided in the Policy - an annual rate of 0.15% guaranteed not to exceed 0.45%. Where the Cash Value Enhancement Plus
                          Rider is used, the current asset-based risk charges are at an annual rate of 1.00% for the first 15 Policy
                          Years and 0.25% thereafter. The guaranteed rates are 1.30% for the first 15 Policy Years and 0.55% thereafter.

                          A COST OF INSURANCE CHARGE is assessed monthly based on the amount at risk under the Policy. The rate of this charge does not vary with the Cash Value
                          Enhancement options.

      Surrender Charges:  A Surrender Charge is assessed upon surrender of the Policy, a partial withdrawal of Net Cash
                          Surrender Value or lapse of the Policy occurring during the first 10 years following the Policy Date or the effective date of a Face Amount increase. The
                          Surrender Charge is calculated separately for the initial Face Amount and each Face Amount increase.

                          The Surrender Charge is the sum of (i) plus (ii), multiplied by (iii), multiplied by the Grading
                          Percentage, where:

                          (i) is the Rate per $1000 of initial Face Amount (or
                          Face Amount increase);

                         (ii) is 80% of the lesser of (a) the premiums paid per $1000 of Face Amount during the first two Policy Years
                         (or premiums attributable to each $1000 of Face Amount increase for the two years following the increase) or
                         (b) the Surrender Charge Premium Limit set out in the Policy for the initial Face Amount (or furnished by the Company with respect to a Face Amount increase); and

                         (iii) is the initial Face Amount (or Face Amount increase) divided by 1000.

                          The Rate per $1000 of initial Face Amount is based on the life insured's Age at issuance of the Policy. The
                          Rate per $1000 of Face Amount increase is based on the

                          life insured's Attained Age at the time of the increase. (See the chart under "Charges and Deductions
                          - Surrender Charges" for the exact Rate per $1000 of initial Face Amount.)


                          The Grading Percentage starts at 100% for the first
                          Policy Month and grades down by .833% each subsequent
                          Policy Month reaching zero at the end of 10 years.

                          If the Policy is issued with a Cash Value Enhancement
                          Rider, the Surrender Charge calculated as described above is reduced by 80% for a surrender, withdrawal or lapse occurring in the first two Policy Years, 60% in the third policy Year, 40% in the fourth policy Year and 20% in the fifth Policy Year.

                          If the Policy is issued with a Cash Value Enhancement
                          Plus Rider, there is no Surrender Charge.

            Loan          A fixed loan interest rate of 5.25% is
            Charges:      charged during the first 10 Policy Years and 4%
                          thereafter. Interest is credited to amounts in the
                          Loan Account at a rate of 4%. This rate is guaranteed
                          not to be less than 4.00% during the first 10 policy
                          years and 3.50% thereafter.

            Transfer      A charge of $25 per transfer is assessed for each transfer
            Charge:       in excess of 12 in a Policy Year.


            Dollar Cost   The charge for a transfer made under the Dollar Cost
            Averaging     Averaging program will not exceed $5.
            Charge:


            Asset         The charge for a transfer made under the Asset Allocation
            Allocation    Balancer program will not exceed $15.
            Balancer
            Charge:


TABLE OF INVESTMENT MANAGEMENT FEES AND EXPENSES

      TRUST ANNUAL EXPENSES

      (as a percentage of Trust average net assets for the fiscal year ended December 31, 1999)


            TRUST PORTFOLIO                      MANAGEMENT FEES         OTHER EXPENSES             TOTAL TRUST
                                                                        (AFTER EXPENSE            ANNUAL EXPENSES
                                                                         REIMBURSEMENT)
-------------------------------------------------------------------------------------------------------------------
      Pacific Rim Emerging Markets                    0.850%                  0.260%                   1.110%
      Internet Technologies                           1.150%                  0.136%(A)                1.286%
      Science & Technology (J)                        1.100%                  0.060%                   1.160%
      International Small Cap                         1.100%                  0.270%                   1.370%
      Aggressive Growth                               1.000%(F)               0.130%                   1.130%
      Emerging Small Company                          1.050%                  0.070%                   1.120%
      Small Company Blend                             1.050%                  0.250%(A)                1.300%(E)
      Dynamic Growth                                  1.000%(F)               0.132%(A)                1.132%
      Mid Cap Stock                                   0.925%                  0.100%(A)                1.025%(E)
      All Cap Growth(H)                               0.950%(F)               0.070%                   1.020%
      Overseas                                        0.950%                  0.260%                   1.210%
      International Stock (J)                         1.050%                  0.200%                   1.250%
      International Value                             1.000%                  0.230%(A)                1.230%(E)
      Mid Cap Blend                                   0.850%(F)               0.060%                   0.910%
      Small Company Value                             1.050%                  0.170%                   1.220%
      Global Equity                                   0.900%                  0.160%                   1.060%
      Growth                                          0.850%                  0.050%                   0.900%
      Large Cap Growth                                0.875%(F)               0.100%                   0.975%
      Quantitative Equity                             0.700%                  0.060%                   0.760%
      Blue Chip Growth (J)                            0.875%(F)               0.050%                   0.925%
      Real Estate Securities                          0.700%                  0.070%                   0.770%

            TRUST PORTFOLIO                      MANAGEMENT FEES         OTHER EXPENSES             TOTAL TRUST
                                                                        (AFTER EXPENSE            ANNUAL EXPENSES
                                                                         REIMBURSEMENT)
-------------------------------------------------------------------------------------------------------------------
      Value                                           0.800%                  0.070%                   0.870%
      Tactical Allocation                             0.900%                  0.127%(A)                1.027%
      Growth & Income                                 0.750%                  0.050%                   0.800%
      U.S. Large Cap Value                            0.875%                  0.070%(A)                0.945%(E)
      Equity-Income (I)                               0.875%(F)               0.060%                   0.935%
      Income & Value                                  0.800%(F)               0.080%                   0.880%
      Balanced                                        0.800%                  0.070%                   0.870%
      High Yield                                      0.775%                  0.065%                   0.840%
      Strategic Bond                                  0.775%                  0.095%                   0.870%
      Global Bond                                     0.800%                  0.180%                   0.980%
      Total Return                                    0.775%                  0.060%(A)                0.835%(E)
      Investment Quality Bond                         0.650%                  0.120%                   0.770%
      Diversified Bond                                0.750%                  0.090%                   0.840%
      U.S. Government Securities                      0.650%                  0.070%                   0.720%
      Money Market                                    0.500%                  0.050%                   0.550%
      Small Cap Index                                 0.525%                  0.075%(AG)               0.600%
      International Index                             0.550%                  0.050%(AG)               0.600%
      Mid Cap Index                                   0.525%                  0.075%(AG)               0.600%
      Total Stock Market Index                        0.525%                  0.075%(AG)               0.600%
      500 Index                                       0.525%                  0.039%(AG)               0.564%
      Lifestyle Aggressive 1000(D)                    0.075%                  1.060%(B)                1.135%(C)
      Lifestyle Growth 820(D)                         0.057%                  1.008%(B)                1.065%(C)
      Lifestyle Balanced 640(D)                       0.057%                  0.928%(B)                0.985%(C)
      Lifestyle Moderate 460(D)                       0.066%                  0.869%(B)                0.935%(C)
      Lifestyle Conservative 280(D)                   0.075%                  0.780%(B)                0.855%(C)


-----------------

A     Based on estimates to be made during the current fiscal year.

B     Reflects expenses of the Underlying Portfolios.

C The investment adviser to the Trust, Manufacturers Securities Services, LLC ("MSS" or the "Adviser") has voluntarily agreed to pay certain expenses of each Lifestyle Trust (excluding the expenses of the Underlying Portfolios) as follows:

If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust equal 0.075%. If the total expenses of the Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser. (For purposes of the expense reimbursement, total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation and
(f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)

This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be higher (based on current advisory fees and the Other Expenses of the Lifestyle Trusts for the fiscal year ended December 31, 1999) as noted in the chart below:


                                      MANAGEMENT FEES         OTHER EXPENSES         TOTAL TRUST
      TRUST PORTFOLIO                                                              ANNUAL EXPENSES
      --------------------------------------------------------------------------------------------
      Lifestyle Aggressive 1000            0.075%                 1.090%               1.165%
      Lifestyle Growth 820                 0.057%                 1.030%               1.087%
      Lifestyle Balanced 640               0.057%                 0.940%               0.997%
      Lifestyle Moderate 460               0.066%                 0.900%               0.966%
      Lifestyle Conservative 280           0.075%                 0.810%               0.885%


D Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must bear its own expenses. However, the Adviser is currently paying certain of these expenses as described in footnote ( C ) above.

E Annualized - For the period May 1, 1999 (commencement of operations) to December 31, 1999.

F Management Fees changed effective May 1, 1999. Fees shown are the current management fees.

G MSS has voluntarily agreed to pay expenses of each Index Trust (excluding the advisory fee) that exceed the following amounts: 0.050% in the case of the International Index Trust and 500 Index Trust and 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and Total Stock Market Index Trust. If such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.022% higher for the International Index Trust, 0.014% higher for the Small Cap Index Trust, 0.060% higher for the Mid Cap Index Trust and 0.005% higher for the Total Stock Market Index Trust. It is estimated that the expense reimbursement will not be effective during the year end December 31, 2000 for the 500 Index Trust. The expense reimbursement may be terminated at any time by MSS.

H     Formerly, the Mid Cap Growth Trust.


I Effective June 1, 2000, the Adviser voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, the Blue Chip Growth Trust, the Equity-Income Trust and the International Stock Trust. The fee reduction is based on the combined asset level of all four portfolios. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:


      COMBINED ASSET LEVELS                              FEE REDUCTION
                                                (AS A PERCENTAGE OF THE ADVISORY
                                                              FEE)
      ---------------------------------------------------------------------------
      First $750 million                                      0.0%
      Between $750 million and $1.5 billion                   2.5%
      Between $1.5 billion and $3.0 billion                   3.75%
      Over $3.0 billion                                       5.0%

The fee reductions are applied to the advisory fees of each of the four Portfolios. This voluntary fee waiver may be terminated at any time by the adviser. As of December 4, 2000, the combined asset level for all four Portfolios was approximately $4.4 billion resulting in a fee reduction of 5.0%. There is no guarantee that the combined asset level will remain at this amount. If the combined asset level were to decrease to a lower breakpoint, the fee reduction would decrease as well. The fee reductions are not reflected in the "Trust Annual Expense" table above since the table reflects expenses for the year ended December 31, 1999 which is prior to the commencement of the fee reduction.

TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

The Trust currently has nineteen subadvisers who manage all of the Portfolios, one of which subadvisers is Manufacturers Adviser Corporation ("MAC"). Both MSS and MAC are affiliates of Manufacturers Life of America.


   SUBADVISER                                              PORTFOLIO
   AIM Capital Management, Inc.                            Aggressive Growth Trust
                                                           All Cap Growth Trust (B)

   AXA Rosenberg Investment Management LLC                 Small Company Value Trust

   Capital Guardian Trust Company                          Small Company Blend Trust
                                                           U.S. Large Cap Value  Trust
                                                           Income & Value Trust
                                                           Diversified Bond Trust

   Fidelity Management Trust Company                       Mid Cap Blend Trust
                                                           Large Cap Growth Trust
                                                           Overseas Trust

   Founders Asset Management LLC                           International Small Cap Trust
                                                           Balanced Trust

   Franklin Advisers, Inc.                                 Emerging Small Company Trust

   Janus Capital Corporation                               Dynamic Growth Trust

   Manufacturers Adviser Corporation                       Pacific Rim Emerging Markets Trust
                                                           Quantitative Equity Trust
                                                           Real Estate Securities Trust
                                                           Money Market Trust
                                                           Index Trusts
                                                           Lifestyle Trusts(A)

   Miller Anderson & Sherrerd, LLP                         Value Trust
                                                           High Yield Trust

   SUBADVISER                                              PORTFOLIO
   Mitchell Hutchins Asset Management Inc.                 Tactical Allocation Trust

   Morgan Stanley Asset Management Inc                     Global Equity Trust

   Munder Capital Management                               Internet Technologies Trust

   Pacific Investment Management Company                   Global Bond Trust
                                                           Total Return Trust

   T. Rowe Price International, Inc.                       International Stock Trust

   Salomon Brothers Asset Management Inc.                  U.S. Government Securities Trust
                                                           Strategic Bond Trust

   State Street Global Advisors                            Growth Trust
                                                           Lifestyle Trusts(A)

   T. Rowe Price Associates, Inc.                          Science & Technology Trust
                                                           Blue Chip Growth Trust
                                                           Equity-Income Trust
   Templeton Investment Counsel, Inc.                      International Value Trust

   Wellington Management Company, LLP                      Growth & Income Trust
                                                           Investment Quality Bond Trust
                                                           Mid Cap Stock Trust

A State Street Global Advisors provides subadvisory consulting services to Manufacturers Adviser Corporation regarding management of the Lifestyle Trusts.

B     Formerly, the Mid Cap Growth Trust

GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA, THE SEPARATE ACCOUNT AND THE TRUST

MANUFACTURERS LIFE OF AMERICA

We are a stock life insurance company organized under the laws of Pennsylvania on April 11, 1977 and redomesticated under the laws of Michigan on December 9, 1992. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.

RATINGS

Manufacturers Life of America has received the following ratings from independent rating agencies:

     Standard and Poor's Insurance Ratings Service:        AA+ (for financial strength)
     A.M. Best Company:                                    A++ (for financial strength)
     Fitch:                                                AAA (for insurer financial strength)
     Moody's Investors Service, Inc.:                      Aa2 (for financial strength)

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned to Manufacturers Life of America as a measure of the Company's ability to honor the death benefit and no lapse guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

THE SEPARATE ACCOUNT

Manufacturers Life of America established its Separate Account Three on August 22, 1986 as a separate account under Pennsylvania Law. Since December 9, 1992, it has been operated under Michigan Law. The Separate Account holds assets that are segregated from all of Manufacturers Life of America's other assets. The Separate Account is currently used only to support variable life insurance policies.

ASSETS OF THE SEPARATE ACCOUNT

Manufacturers Life of America is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of Manufacturers Life of America. Manufacturers Life of America will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business Manufacturers Life of America conducts. However, all obligations under the variable life insurance policies are general corporate obligations of Manufacturers Life of America.

REGISTRATION

The Separate Account is registered with the SEC under the Investment Company Act of 1940, as amended (the"1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manufacturers Life of America.

THE TRUST

Each sub-account of the Separate Account will purchase shares only of a particular Portfolio. The Trust is registered under the 1940 Act as an open-end management investment company. The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for Manufacturers Life of America to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

The Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. Manufacturers Life of America may also purchase shares through its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

ELIGIBLE PORTFOLIOS

The Portfolios of the Trust available under the Policies are as follows:

The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

The INTERNET TECHNOLOGIES TRUST seeks long-term capital appreciation by investing the portfolio's assets primarily in companies engaged in Internet-related business (such businesses also include Intranet-related businesses).

The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital. By investing at least 65% of the portfolio's total assets in common stocks of companies expected to benefit from the development, advancement, and use of science & technology. Current income is incidental to the portfolio's objective.

The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.


The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.



The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000(R) Index ("small cap stocks") at the time of purchase.



The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000(R) Index at the time of purchase.


The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing the portfolio's assets primarily in equity securities selected for their growth potential. Normally at least 50% of its equity assets are invested in medium-sized companies.

The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities with significant capital appreciation potential, with emphasis on medium sized companies.

The ALL CAP GROWTH TRUST (formerly, Mid Cap Growth Trust) seeks long-term capital appreciation by investing the portfolio's assets, under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts
(EDRs)). The portfolio expects to invest primarily in equity securities.

The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.

The MID CAP BLEND TRUST seeks growth of capital by investing primarily in common stocks of U.S. issuers and securities convertible into or carrying the right to buy common stocks.


The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal circumstances, at least 65% of the portfolio's assets in common stocks of companies with total market capitalization that approximately match the range of capitalization of the Russell 2000(R) Index and are traded principally in the markets of the United States.


The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing primarily in equity securities throughout the world, including U.S. issuers and emerging markets.

The GROWTH TRUST seeks long-term growth of capital by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater).

The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in equity securities of companies with large market capitalizations.

The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing at least 65% of the portfolio's total assets in the common stocks of large and medium sized blue chip companies. Many of the stocks in the portfolio are expected to pay dividends.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities.

The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.


The TACTICAL ALLOCATION TRUST seeks total return, consisting of long-term capital appreciation and current income, by allocating the portfolio's assets between (i) a stock portion that is designed to track the performance of the S&P 500(R) Composite Stock Price Index, and (ii) a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days.





The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.

The U.S. LARGE CAP VALUE TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.

The BALANCED TRUST seeks current income and capital appreciation by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed income securities.

The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's assets primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing at least 75% of the portfolio's assets in fixed income securities.

The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.


The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000(R) Index.*



The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE(R) Index").*



The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400(R) Index.*



The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000(R) Equity Index.*



The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500(R) Composite Stock Price Index.*


The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

THE LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.


*"Standard & Poor's(R)," S&P 500(R)," Standard and Poor's 500(R)" and
"Standard and Poor's 400(R)" are trademarks of The McGraw-Hill Companies,
Inc. "Russell 2000(R)" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley &
Co. Incorporated. None of the Index Trusts is sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in the Trust.


ISSUING A POLICY

REQUIREMENTS

To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

Policies may be issued on a basis which does not distinguish between the insured's sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 0 through 90.

Each Policy has a Policy Date, an Effective Date and an Issue Date (See "Definitions" above).

The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Validity are measured.

If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

(i) the Policy Date and the Effective Date will be the date the Company receives the check at it's Service Office, and

(ii)  the Issue Date will be the date the Company issues the Policy.


The initial premium must be received within 60 days after the Issue Date, and the life insured must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, we will cancel the Policy and return any partial premiums paid to the applicant.


MINIMUM INITIAL FACE AMOUNT

We will generally issue a Policy only if it has a Face Amount of at least $100,000.

BACKDATING A POLICY

Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a Policy is backdated, we will credit Net Premiums received prior to the Effective Date of a Policy with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.

TEMPORARY INSURANCE AGREEMENT

In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the life insured meets the Company's usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company's underwriting rules, and we reserve the right to request additional information or to reject an application for any reason.

Persons failing to meet standard underwriting classification may be eligible for a Policy with an Additional Rating assigned to it.

RIGHT TO EXAMINE THE POLICY

You may return a Policy for a refund within 10 days after you received it. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. The Policy may be mailed or delivered to the Manufacturers Life of America agent who sold it or to our Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after we receive the returned Policy at our Service Office, we will refund to the policyowner an amount equal to either:

(1)   the amount of all premiums paid or

(2) (a) the difference between payments made and amounts allocated to the Separate Account and the Fixed Account; plus

      (b) the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company; minus

      (c) any partial withdrawals made and policy loans taken.

Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.

If you request an increase in Face Amount which results in new Surrender Charges, you will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. You may request a refund of all or any portion of premiums paid during the right to examine period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

We reserve the right to delay the refund of any premium paid by check until the check has cleared.

LIFE INSURANCE QUALIFICATION

A Policy must satisfy either one of two tests to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). At the time of application, the policyowner must choose either the Cash Value Accumulation Test or the Guideline Premium Test. The test cannot be changed once the Policy is issued.

CASH VALUE ACCUMULATION TEST

Under the Cash Value Accumulation Test ("CVAT"), the Policy Value may not at any time exceed the Net Single Premium. The Net Single Premium is the one payment that would be needed on a specific date to fund future Policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a Policy meets the CVAT, the Company will generally increase the death benefit, temporarily, to the required minimum amount. However, we reserve the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded.

GUIDELINE PREMIUM TEST

Under the Guideline Premium Test, the sum of premiums paid into the Policy may not at any time exceed the Guideline Premium Limitation as of such time. The Guideline Premium Limitation is, as of any date, the greater of:

(a)   the Guideline Single Premium, or

(b)   the sum of the Guideline Level Premiums to such date.

If you elected this test, the Guideline Single Premium and the Guideline Level Premium are as set forth in the Policy.

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable minimum death benefit percentage for the Attained Age of the life insured. See "Death Benefits - Minimum Death Benefit."

The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit.

Changes to the Policy may affect the maximum amount of premiums, such as:

-     a change in the Policy's Face Amount.

-     a change in the death benefit option.

-     partial withdrawals.

-     addition or deletion of Supplementary Benefits.

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

DEATH BENEFITS

If the Policy is in force at the time of the death of the life insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any Supplementary Benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. If the life insured should die after we receive a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

DEATH BENEFIT OPTIONS

There are three death benefit options, described below. The actual death benefit is the amount shown below under the applicable death benefit option or, if greater, the Minimum Death Benefit as described below.

DEATH BENEFIT OPTION 1

Under Option 1, the death benefit is the Face Amount of the Policy at the date of death.

DEATH BENEFIT OPTION 2

Under Option 2, the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death.

DEATH BENEFIT OPTION 3

Under Option 3, the death benefit is the Face Amount plus the Premium Death Benefit Account. The Premium Death Benefit Account is the sum of the premiums paid to date less any Gross Withdrawals, but not less than zero. Gross Withdrawals are the amounts of partial withdrawals plus any Surrender Charges applicable thereto.


If on the date of death of the insured, the Policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the Policy only.


If any partial withdrawals are made, the death benefit, whether it is Option 1, 2 or 3, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for Death Benefit Option 1 and, in certain circumstances, Death Benefit Option
3. See "Policy Surrender and Partial Withdrawals - Reduction in Face Amount due to a Partial Withdrawal."


If the life insured should die during a grace period, the death benefit will be reduced by the amount of any monthly deductions due, and the Policy Value will be calculated as of the date of the default giving rise to the grace period.


MINIMUM DEATH BENEFIT.

The Minimum Death Benefit depends on whether the policyowner elected the Guideline Premium Test or the Cash Value Accumulation Test for qualification of the Policy as life insurance under the Code. See "Issuing a Policy - Life Insurance Qualification."


If you elected the Guideline Premium Test, the sum of the death benefit as described above and the benefit payable under any Supplementary Term Insurance on the life insured will never be less than the Policy Value at the date of death multiplied by the applicable minimum death benefit percentage in the table below.


                  TABLE OF MINIMUM DEATH BENEFIT PERCENTAGES
                  ------------------------------------------
                  ATTAINED AGE          APPLICABLE PERCENTAGE
                  40 and under                   250%
                       45                        215%
                       50                        185%
                       55                        150%
                       60                        130%
                       65                        120%
                       70                        115%
                       75                        105%
                       90                        105%
                  95 and above                   100%

For ages not shown, the applicable percentage can be found by reducing the above applicable percentages proportionately.

If you elected the Cash Value Accumulation Test, on any date the sum of the death benefit as described above, plus the benefit payable under any Supplementary Term Insurance on the life insured, will always be equal to the amount required on such date to produce a Policy Value that does not exceed the Net Single Premium required to fund future benefits under the policy.

CHANGING THE DEATH BENEFIT OPTION

You may change the death benefit option as described below once each Policy Year after the first Policy Year. The change will occur on the first day of the next Policy Month after we receive a written request for a change at our Service Office. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.

A change in the death benefit option will result in a change in the Policy's Face Amount in order to avoid any change in the amount of the death benefit, as follows:

CHANGE FROM OPTION 1 TO OPTION 2

The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.

CHANGE FROM OPTION 2 TO OPTION 1

The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.

CHANGE FROM OPTION 3 TO OPTION 1

The new Face Amount will be equal to the Face Amount prior to the change plus the Premium Death Benefit Account as of the date of the change.

No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

CHANGING THE FACE AMOUNT

Subject to the limitations stated in this prospectus, you may, upon written request, increase or decrease the Face Amount of the Policy. The Company reserves the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.

INCREASE IN FACE AMOUNT

You may increase the Face Amount once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000 or such other Minimum Face Amount Increase as the Company may establish on 90 days written notice to you. An increase will become effective at the beginning of the Policy Month following the date we approve the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if the life insured's Attained Age at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

NEW SURRENDER CHARGES FOR AN INCREASE

An increase in Face Amount will usually result in the Policy being subject to new Surrender Charges. The new Surrender Charges will be computed as if a new Policy were being purchased for the increase in Face Amount. The premiums attributable to the new Face Amount will not exceed the Surrender Charge Premium Limit associated with that increase. There will be no new Surrender Charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have a right to examine with respect to any increase resulting in new Surrender Charges.

An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase.

INCREASE WITH PRIOR DECREASES

If, at the time of the increase, there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.

CHANGING BOTH THE FACE AMOUNT AND THE DEATH BENEFIT OPTION

If you request to change both the Face Amount and the death benefit option in the same month, the death benefit option change shall be deemed to occur first.

DECREASE IN FACE AMOUNT

Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000 or such other Minimum Face Amount Decrease as the Company may establish on 90 days written notice to you. A written request from a policyowner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date we approve the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively. Under no circumstances should the sum of all decreases cause the Policy to fall below the minimum Face Amount of $100,000.

PREMIUM PAYMENTS

INITIAL PREMIUMS

No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.

On the later of the Effective Date or the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions.

SUBSEQUENT PREMIUMS

After the payment of the initial premium, premiums may be paid at any time and in any amount until the life insured's Attained Age 100, subject to the limitations on premium amount described below.

A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. We will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.

The Company may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Code. We also reserve the right to request evidence of insurability if a premium payment would result in an increase in the death benefit that is greater than the increase in Policy Value.

Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse.

All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day we receive the premiums at our Service Office. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

MAXIMUM PREMIUM LIMITATION

If the Policy is issued under the Guideline Premium Test, in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

PREMIUM ALLOCATION

Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 3% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any whole number between zero and 100, provided the total allocation equals 100. You may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office. Changes may also be made by telephone if a valid authorization form is on file with us.

CHARGES AND DEDUCTIONS

The Company makes various charges under the Policy. Charges are deducted from premiums, monthly from Policy Values and upon surrender of a Policy, a partial withdrawal or lapse of a Policy. These charges are discussed below.

The Policy may be issued with either one of two optional riders, the Cash Value Enhancement Rider and the Cash Value Enhancement Plus Rider. Adding either rider to the Policy will alter certain charges under the Policy. The charges associated with these riders are discussed under "Other Provisions of the Policy
- Cash Value Enhancement Riders."

PREMIUM CHARGES

During the first 10 Policy Years, Manufacturers Life of America deducts a premium charge from each premium payment equal to 7.5% of the premium. Thereafter, the premium charge is equal to 5.0% of the premium. The premium charge is designed to cover a portion of the Company's acquisition and sales expenses and premium taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.

SURRENDER CHARGES

The Company will deduct a Surrender Charge if, during the first 10 years following the Policy Date or the effective date of a Face Amount increase:

      -     the Policy is surrendered for its Net Cash Surrender Value,

      -     a partial withdrawal is made, or

      -     the Policy lapses.

The Surrender Charge, together with a portion of the premium charge, is designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature. The Surrender Charge is calculated separately for the initial Face Amount and each Face Amount increase.

The Surrender Charge is the sum of (i) plus (ii), multiplied by (iii), multiplied by the applicable Grading Percentage, where:

(i)   is the Rate per $1000 of initial Face Amount (or Face Amount increase);

(ii) is 80% of the lesser of (a) the premiums paid in the first two Policy Years per $1000 of initial Face Amount (or the premiums attributable to each $1000 of Face Amount increase in the two years following the increase) or (b) the Surrender Charge Premium Limit set out in the Policy for the initial Face Amount (or furnished by the Company with respect to a Face Amount increase); and

(iii) is the initial Face Amount (or the Face Amount increase) divided by 1000.

The Rate per $1000 of initial Face Amount is based on the life insured's Age at issuance of the Policy. The Rate per $1000 of Face Amount increase is based on the life insured's Attained Age at the time of an increase. The Rates per $1000 are set forth in the following table.

              TABLE OF GUARANTEED SURRENDER CHARGE RATES PER $ 1000
                     OF FACE AMOUNT OR FACE AMOUNT INCREASE


      AGE AT ISSUANCE OR              DEATH BENEFIT           DEATH BENEFIT
      ATTAINED AGE AT INCREASE        OPTIONS 1 AND 3          OPTION 2
      ---------------------------------------------------------------------
      25 or less                      $7.30                   $6.30
      26 - 35                         $6.40                   $5.60
      36 - 45                         $5.90                   $4.70
      46 - 55                         $4.00                   $4.50
      56 - 65                         $2.90                   $1.90
      66 or greater                   $2.40                   $1.90

The Grading Percentage varies with the Policy Month in which the transaction causing the assessment of the Surrender Charge occurs. As indicated in the following table, the Grading Percentage starts at 100% for the first Policy Month and grades down 10% each Policy Year (or .833% each Policy Month) reaching zero at the end of 10 years.


             GRADING PERCENTAGES DURING THE SURRENDER CHARGE PERIOD
        (Applicable to the Initial Face Amount and Subsequent Increases)
             The Grading Percentages Will Not Exceed The Following:


                    Surrender Charge Period        Grading
                        (Policy Year)            Percentage*
                           1                       100%
                           2                        90%
                           3                        80%
                           4                        70%
                           5                        60%
                           6                        50%
                           7                        40%
                           8                        30%
                           9                        20%
                           10                       10%
                           11                        0%


* The Grading Percentages shown are at the beginning of each Policy Year. Proportionate Grading Percentages apply for other Policy Months.

ILLUSTRATION OF SURRENDER CHARGE CALCULATION

ASSUMPTIONS


-     45 year old male (standard risk and nonsmoker status)


-     Death Benefit Option 1

-     $20,000 in premiums have been paid on the Policy in the first two Policy
      Years

-     Surrender Charge Premium Limit for the Policy is $16.74

- Face Amount of the Policy at issue is $500,000 and no increases have occurred

-     Policy is surrendered during the first month of the first policy year.

SURRENDER CHARGE

The Surrender Charge to be assessed would be $9,646 determined as follows:

(1) First, the applicable Rate per $1000 of initial Face Amount as set forth in the table above ($5.90) is added to 80% of the lesser of the premiums paid per $1000 of initial Face Amount or the Surrender Charge Premium Limit.

$5.90 plus (80%) x [the lesser of $20,000/(500,000/1000) or $16.74] = $19.29.

(2) Next, this figure is multiplied by the initial Face Amount divided by 1000.

$19.29 x [500,000/1000 or 500] = $9,646.


(3) Finally, the figure obtained in step 2 is multiplied by the applicable Grading Percentage for the first month of the first Policy Year (100%).



$9,646 x 100% = $9,646.


Depending upon the Face Amount of the Policy, the Age of the life insured at issuance, premiums paid under the Policy and the performance of the underlying investment options, the Policy may have no Cash Surrender Value and, therefore, the policyowner may receive no surrender proceeds upon surrendering the Policy.

SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

A partial withdrawal made during the Surrender Charge Period will result in the assessment of a pro-rata portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the Policy as of the date of the withdrawal. It will equal (a) divided by (b), multiplied by (c), where:

(a) is the amount of the partial Net Cash Surrender Value withdrawal;

(b) is the Net Cash Surrender Value prior to the withdrawal; and

(c) is the current total Surrender Charge prior to the withdrawal.

The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account unless you direct that the Surrender Charges be deducted from one or more Investment Accounts or the Fixed Account. If the amount in the accounts is not sufficient to pay the Surrender Charges assessed, then the amount of the withdrawal will be reduced.

Whenever a portion of the Surrender Charges is deducted as a result of a partial withdrawal, the Policy's remaining Surrender Charges will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the partial withdrawal.

MONTHLY DEDUCTIONS

On the Policy Date and at the beginning of each Policy Month, a deduction is taken from the Net Policy Value to cover certain charges in connection with the Policy until the Policy Anniversary when the life insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. If there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These monthly deductions consist of:

-     an administration charge;

-     an asset-based risk charge; and

-     a cost of insurance charge.

If applicable, there may be additional monthly charges for any Supplementary Benefits added to the Policy.

All of the monthly deductions, except for the asset-based risk charge, may be allocated among the Investment Accounts and the Fixed Account as specified by the policyowner and approved by us. Absent such specification, the monthly deductions, except the asset-based risk charge, will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy value in each bears to the Net Policy Value. The asset-based risk charge will be allocated among the Investment Accounts in the same proportion as the value in each Investment Account bears to the total value of all Investment Accounts.

ADMINISTRATION CHARGE

The administration charge is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy. During the first five Policy Years, this monthly charge will be $40 plus a per $1000 of Face Amount charge. For all subsequent Policy Years, the monthly administration charge will be $20 plus a per $1000 of Face Amount charge. The per $1000 component of the administration charge applies to the initial Face Amount for the first 10 Policy Years and thereafter to the initial Face Amount less any Face Amount decreases. The per $1000 charge is based on the life insured's Age at issuance or Attained Age at the time of an increase and the death benefit option in effect as set forth in the following table.

                            DEATH BENEFIT                       DEATH BENEFIT
                            OPTIONS 1 AND 3                     OPTION 2
                            ----------------------------        -----------------------------
       AGE*/                First Five      Subsequent          First Five      Subsequent
       ATTAINED AGE*        Policy Years    Policy Years        Policy Years    Policy Years
       --------------------------------------------------------------------------------------
       25-                  0.105           0.025               0.215           0.025
       35                   0.195           0.025               0.295           0.040
       45                   0.290           0.060               0.440           0.090
       55                   0.535           0.105               0.520           0.140
       65                   0.700           0.155               0.950           0.300
       75                   0.850           0.250               0.950           0.300
       85+                  1.075           0.500               1.150           0.575

      *The monthly charge for non-decennial ages is found by interpolating the two nearest tabular entries.

ASSET-BASED RISK CHARGE

A charge is assessed against the Investment Accounts monthly at an annual rate of 0.15%. This rate is guaranteed not to exceed 0.45%. This charge is to compensate the Company for the sales, administrative and other expenses it may incur. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

COST OF INSURANCE CHARGE

The monthly cost of insurance charge is determined as the rate of the cost of insurance for a specific Policy Month, as described below, multiplied by the net amount at risk.

For Death Benefit Options 1 and 3, the net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:

(a) is the death benefit as of the first day of the Policy Month, divided by 1.0024663; and

(b) is the Policy Value as of the first day of the Policy Month after the deduction of the monthly cost of insurance.

For Death Benefit Option 2, the net amount at risk is equal to the Face Amount of insurance.

The rates for the cost of insurance, as of the Policy Date and subsequently for each Face Amount increase, are based on the life insured's Age, sex and Risk Classification, the duration that coverage has been in force and the net amount at risk.

The Company applies unisex rates where appropriate under the law. This currently includes the state of Montana and policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.


The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within any class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the life insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct, Age Nearest Birthday, Mortality tables.


CHARGES FOR TRANSFERS

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. The Company reserves the right to reduce any of the Policy's charges in certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commission or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, expected persistency of the individual Policies, and any other circumstances which the Company believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

SPECIAL PROVISIONS FOR EXCHANGES

The Company will permit owners of certain fixed life insurance policies issued either by the Company or The Manufacturers Life Insurance Company (U.S.A.) to exchange their policies for the Policies described in this prospectus (and likewise, owners of policies described in this prospectus may exchange their Policies for certain fixed policies issued either by the Company or by The Manufacturers Life Insurance Company (U.S.A)). Policyowners considering an exchange should consult their tax advisors as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS

At the present time, the Company makes no charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POLICY VALUE

DETERMINATION OF THE POLICY VALUE

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT

Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manufacturers Life of America. For a detailed description of the Fixed Account, see "The General Account - Fixed Account."

LOAN ACCOUNT

Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to the amount charged on the outstanding Policy Debt less the Loan Interest Credited Differential. For a detailed description of the Loan Account, see "Policy Loans - Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

UNIT VALUES

The value of a unit of each sub-account was initially fixed at $10.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

(a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

(b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE

At any time, the policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under "Transfers Involving Fixed Accounts." Transfer requests must be in writing in a form satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.

We reserve the right to impose limitations on transfers, including the maximum amount that may be transferred. We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described under items (i) through (iii) in "Payment of Proceeds" occurs. Transfer privileges are also subject to any restrictions that may be imposed by the Trust. In addition, we reserve the right to defer the transfer privilege at any time when we are unable to purchase or redeem shares of the Trust.

While the Policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

(a)   within eighteen months after the Issue Date; or

(b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

TRANSFERS INVOLVING FIXED ACCOUNT

The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $500 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

TELEPHONE TRANSFERS

Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

DOLLAR COST AVERAGING

The Company offers policyowners an optional Dollar Cost Averaging ("DCA") program. Under the DCA program, the policyowner will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. The charge for a transfer made under the DCA program will not exceed $5. The Company will provide you with 90 days' written notice of any change in the current charge. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policyowner will be so notified.

The Company reserves the right to cease to offer this program as of 90 days after written notice of termination is sent to the policyowner.

ASSET ALLOCATION BALANCER TRANSFERS

Under the optional Asset Allocation Balancer program, the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will transfer amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner's premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs the Company otherwise or has elected the DCA program. The charge for a transfer made under the Asset Allocation Balancer program will not exceed $15. The Company will provide you with 90 days' written notice of any change in the current charge.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS

While a Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value in an amount not to exceed the Maximum Loanable Amount. The Policy serves as the only security for the loan. Policy loans may have tax consequences. See "Tax Treatment of Policy Benefits - Interest on Policy Loans After Year 10" and "Tax Treatment of Policy Benefits - Policy Loan Interest."

EFFECT OF POLICY LOAN

A Policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A Policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a Policy loan may result in a Policy's failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a Policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

INTEREST CHARGED ON POLICY LOANS

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy and added to the Policy Debt.

Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease at the life insured's Attained Age 100. The Policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, the Company will send you a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the Policy out of default.

LOAN ACCOUNT

When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

INTEREST CREDITED TO THE LOAN ACCOUNT

Interest will be credited to amounts in the Loan Account at an effective annual rate of 4%. This rate is guaranteed not to be less than 4.00% during the first 10 policy years and 3.50% thereafter. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten policy years and 0.50% thereafter. The Company may change the Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

For a Policy that is not a Modified Endowment Contract ("MEC"), the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax advisor should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law.

LOAN ACCOUNT ADJUSTMENTS


On the first day of each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

LOAN REPAYMENTS

You may repay the Policy Debt in whole or in part at any time prior to the death of the life insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. We will allocate loan repayments first to the Fixed Account until the associated Loan Sub-Account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums. Where permitted by applicable state law, when a portion of the Loan Account amount is allocated to the Fixed Account, the Company may require that any amounts paid to it be applied to outstanding loan balances.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER

You may surrender a Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the Policy and your written request for surrender at our Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

PARTIAL WITHDRAWALS

You may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. You may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a partial withdrawal, see "Charges and Deductions - Surrender Charges."

Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $100,000.

REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

If Death Benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charge. Otherwise, if the death benefit is the Minimum Death Benefit as described under "Death Benefit - Minimum Death Benefit," the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata Surrender Charge exceeds the difference between the death benefit and the Face Amount plus the Premium Death Benefit Account.

If Death Benefit Option 3 is in effect when a partial withdrawal is made, the withdrawal plus the pro-rata Surrender Charge exceeds the Premium Death Benefit Account and the death benefit equals the Face Amount plus the Premium Death Benefit Account, the Face Amount of the Policy will be reduced by the amount by which the withdrawal plus the pro-rata Surrender Charge exceeds the Premium Death Benefit Account. If the death benefit is the Minimum Death Benefit, the Face Amount will be reduced by the amount, if any, by which such excess exceeds the difference between the death benefit and the Face Amount plus the Premium Death Benefit Account.

If Death Benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a Policy.

When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

LAPSE AND REINSTATEMENT

LAPSE

Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or BELOW after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy - Tax Treatment of Policy

Benefits - Surrender or Lapse." The Company will notify the policyowner of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If we do not receive the required payment by the end of the grace period, the Policy will terminate with no value.

NO-LAPSE GUARANTEE

In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the Policy will not go into default even if adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to fall to zero or below during such period.

The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

The No-Lapse Guarantee Premium is set at issuance of the Policy and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if there is (i) a change in the Face Amount of the Policy, (ii) a change of the death benefit option , (iii) a decrease in the Face Amount of insurance due to a partial withdrawal, or (iv) any change in the Supplementary Benefits added to the Policy or the Risk Classification of the life insured.

The No-Lapse Guarantee Period is described under "Definitions."

While the No-Lapse Guarantee is in effect, the Company will determine, at the beginning of any Policy Month that a Policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:

(a) the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

(b) the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.

If we do not receive the required payment by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.

NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST

The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your Policy would otherwise be in default, the sum of all premiums paid to date, less any Policy Debt and less any gross withdrawals taken on or before the date of the test, is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

DEATH DURING GRACE PERIOD

If the life insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

REINSTATEMENT

A policyowner may, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

(a) Evidence of the life insured's insurability, satisfactory to the Company, is provided to the Company; and

(b) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus the amount needed to keep the Policy in force to the next scheduled date for payment of the Planned Premium, must be paid to the Company.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve the policyowner's request or the date we receive the required payment at our Service Office. In addition, any Surrender Charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated.

THE GENERAL ACCOUNT

The general account of Manufacturers Life of America consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, Manufacturers Life of America has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of Manufacturers Life of America have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

FIXED ACCOUNT

A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. The Company will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT

The Policy Value in the Fixed Account is equal to:

      (a) the portion of the net premiums allocated to it; plus

      (b) any amounts transferred to it; plus

      (c) interest credited to it; less

      (d) any charges deducted from it; less

      (e) any partial withdrawals from it; less

      (f) any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT

An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the general account and make no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

CASH VALUE ENHANCEMENT RIDERS

The Policy may be issued with one of two optional Cash Value Enhancement riders:
(1) the Cash Value Enhancement Rider or (2) the Cash Value Enhancement Plus Rider. The decision to add either one of these two riders to a Policy must be made at issuance of the Policy and, once made, is irrevocable. The benefit of these riders is that the Cash Surrender Value of a Policy is enhanced during the period for which Surrender Charges are applicable. The enhancement is provided by deducting a Surrender Charge that is less that the Surrender Charge that would otherwise have applied. Under the Cash Value Enhancement Plus Rider, there will be no Surrender Charge.

Under each of the riders, the enhancement in Cash Surrender Value is equal to the Surrender Charge multiplied by the applicable Cash Value Enhancement Factor. The applicable Cash Value Enhancement Factors under the two riders during the 10 years of the Surrender Charge Period are set forth below:

                         CASH VALUE ENHANCEMENT FACTORS
          (Applicable to Initial Face Amount and Subsequent Increases)

                                   Cash Value         Cash Value Enhancement
              Policy Year      Enhancement Rider            Plus Rider
              -----------      -----------------            ----------
                 1 - 2                80%                      100%
                   3                  60%                      100%

                                   Cash Value         Cash Value Enhancement
              Policy Year      Enhancement Rider            Plus Rider
              -----------      -----------------            ----------
                   4                  40%                      100%
                   5                  20%                      100%
                 6 - 10                0%                      100%

Adding either of the Cash Value Enhancement riders to a Policy will alter certain of the charges under the Policy, as illustrated in the following table. There will be no change in the monthly administration and cost of insurance charges under the Policy.

                  COMPARATIVE MONTHLY CHARGES WITH ADDITION OF
                          CASH VALUE ENHANCEMENT RIDERS

            CHARGES
--------------------------------------------------------------------------------------------------------

                                                        THE POLICY
--------------------------------------------------------------------------------------------------------
Premium Charge                    7.5% for first 10 Policy Years and 5.0% thereafter
--------------------------------------------------------------------------------------------------------
Asset-Based Risk Charge           0.15% per Policy Year (guaranteed not to exceed 0.45%)
--------------------------------------------------------------------------------------------------------

                                         THE POLICY WITH CASH VALUE ENHANCEMENT RIDER
--------------------------------------------------------------------------------------------------------
Premium Charge                    8.5% for first 10 Policy Years and 5.5% thereafter
--------------------------------------------------------------------------------------------------------
Asset-Based Risk Charge           0.15% per Policy Year (guaranteed not to exceed 0.45%)
--------------------------------------------------------------------------------------------------------

                                       THE POLICY WITH CASH VALUE ENHANCEMENT PLUS RIDER
--------------------------------------------------------------------------------------------------------
Premium Charge                    3.25%  for first 10 Policy Years and 2.25% thereafter
--------------------------------------------------------------------------------------------------------
Asset-Based Risk Charge           1.00%  per Policy Year for the first 15 Policy Years (guaranteed not to exceed 1.30%) and 0.25% thereafter (guaranteed not to exceed 0.55%)
--------------------------------------------------------------------------------------------------------

POLICYOWNER RIGHTS

Unless otherwise restricted by a separate agreement, the policyowner may, until the life insured's death:

      -     Vary the premiums paid under the Policy.

      -     Change the death benefit option.

      -     Change the premium allocation for future premiums.

      -     Transfer amounts between sub-accounts.

      -     Take loans and/or partial withdrawals.

      -     Surrender the contract.

      -     Transfer ownership to a new owner.

      - Name a contingent owner that will automatically become owner if the policyowner dies before the insured.

      -     Change or revoke a contingent owner.

      -     Change or revoke a beneficiary.

ASSIGNMENT OF RIGHTS


Manufacturers Life of America will not be bound by an assignment until it receives a copy of the assignment at its Service Office. We assume no responsibility for the validity or effects of any assignment.


BENEFICIARY

One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes
- primary, secondary, and final. Beneficiaries in the same class will share equally in the insurance benefit payable to them. Beneficiaries may be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the life insured's lifetime by giving written notice to the Company in a form satisfactory to us. The change will take effect as of the date such notice is signed. If the life insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.

VALIDITY

The Company will not contest the validity of a Policy after it has been in force during any life insured's lifetime for two years from the Issue Date. We will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the life insured for two years. If a Policy has been reinstated and been in force during the lifetime of the life insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX

If the stated age or sex, or both, of the life insured in the Policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

SUICIDE EXCLUSION

If the life insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

If the life insured dies by suicide within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the Monthly Deductions taken for the increase.

The Company reserves the right to obtain evidence of the manner and cause of death of the life insured.

SUPPLEMENTARY BENEFITS

Subject to certain requirements, one or more Supplementary Benefits may be added to a Policy, including those providing a death benefit guarantee, term insurance for an additional insured, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of a terminal illness, and, in the case of corporate-owned policies, permitting a change of the life insured. More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deductions.

TAX TREATMENT OF THE POLICY

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). No representation is made as to the likelihood of continuation of the present federal income tax laws nor of the current interpretations by the IRS. MANUFACTURERS LIFE OF AMERICA DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICY.

The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax advisor should be consulted for advice on the tax attributes of the particular arrangement.

LIFE INSURANCE QUALIFICATION

There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Code, and thereby to enjoy the tax benefits of such a contract:

- The Policy must satisfy the definition of life insurance under Section 7702 of the Code.

- The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

- The Policy must be a valid life insurance contract under applicable state law.

- The policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium and the Cash Value Corridor Tests. The Cash Value Accumulation Test requires a minimum death benefit for a given Policy Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

With respect to a Policy which is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

STATE LAW

A policy must qualify as a valid life insurance contract under applicable state laws. State regulations require that the policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the policy has many more portfolios to which Policyowners may allocate premium payments and Policy Values than were available in the policies described in the ruling. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

TAX TREATMENT OF POLICY BENEFITS

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, partial withdrawal, surrender, change in ownership, the addition of an accelerated death benefit rider, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary.

DEATH BENEFIT

The death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

In general, at the insured's death, an estate tax is imposed on assets that are treated as part of the insured's estate. Death benefits are included in the insured's estate if the estate is the beneficiary under the policy, if the insured owned the policy at death, or if the insured had retained certain incidents of ownership in the policy. In addition, if within three years of the insured's death, the insured made a gift of the policy or relinquished those incidents of ownership which would have otherwise caused the policy to be treated as part of the insured's estate, the death benefit will be included in the insured's estate.

CASH VALUES

Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.

INVESTMENT IN THE POLICY Investment in the Policy means:

- the aggregate amount of any premiums or other consideration paid for a Policy; minus

- the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a MEC, to the extent such amount has been excluded from gross income, will be disregarded); plus

- the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.

SURRENDER OR LAPSE

Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of Policy Debt exceeds the total Investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

If, at the time of lapse or surrender, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to Internal Revenue Service reporting requirements.

DISTRIBUTIONS

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a MEC.

DISTRIBUTIONS FROM NON-MEC'S

A distribution from a non-MEC is generally treated as a tax-free recovery by the policyowner of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. In general, loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner. (But see the discussion of the tax treatment of loans made after year ten in the section "Interest on Policy Loans After Year 10").

FORCE OUTS

An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

DISTRIBUTIONS FROM MEC'S

Policies classified as MEC's will be subject to the following tax rules:

- First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.

- Second, loans taken from or secured by such a Policy are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.

- Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

-     is made on or after the policyowner attains age 59 -1/2;

-     is attributable to the policyowner becoming disabled; or

- is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

Definition of Modified Endowment Contracts

Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts" or "MECs," which applies to Policies entered into or materially changed after June 20, 1988.

In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the "seven-pay premium limit". The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").

The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

Material Changes

A Policy that is not a MEC may become a MEC if it is "materially changed." If there is a material change to the Policy, the seven year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change generally depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

Reductions in Face Amount

If there is a reduction in benefits during any Policy Year, the seven-pay premium limit is recalculated as if the policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by the Company to provide a payment schedule that will not violate the seven pay test.

Exchanges

A life insurance contract received in exchange for a MEC will also be treated as a MEC.

Processing of Premiums

If a premium is received which would cause the Policy to become a MEC within 23 days of the next Policy Anniversary, the Company will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the first day of the next anniversary. The interest credited will be taxable to the owner in the year earned.

If a premium is received which would cause the Policy to become a MEC more than 23 days prior to the next Policy Anniversary, the Company will refund any excess premium to the policyowner. The portion of the premium which is not excess will be applied as of the date received. The policyowner will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.

If, in connection with the application or issue of the Policy, the policyowner acknowledges that the policy is or will become a

MEC, excess premiums that would cause MEC status will be credited to the account as of the original date received.

Multiple Policies

All MEC's that are issued by a company (or its affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

POLICY LOAN INTEREST

Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceed $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies bear to the average adjusted bases for all assets of the taxpayer.

If the taxpayer is not the Policyowner, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.

INTEREST ON POLICY LOANS AFTER YEAR 10


Interest is credited to amounts in the Loan Account at an effective annual rate of 4.00%. This rate is guaranteed not to be less than 4.00% during the first 10 policy years and 3.50% thereafter. The actual rate credited is equal to the rate of interest charged on the policy loan, less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten policy years and 0.50% thereafter. The tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of no differential between the credited interest rate and the loan interest rate, the Company retains the right to decrease the crediting rate under the loan to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law.


POLICY EXCHANGES

A policyowner generally will not recognize gain upon the exchange of a Policy for another life insurance policy issued by the Company or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. The receipt of cash or forgiveness of indebtedness is treated as "boot" which is taxable up to the amount of the gain in the policy. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyowner's Investment in the Policy.

OTHER TRANSACTIONS

A transfer of the Policy, a change in the owner, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax advisor. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the death benefit payable upon the death of the life insured may in certain circumstances be includible in taxable income to the extent that the death benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyowner and beneficiary.

ALTERNATE MINIMUM TAX

Corporate owners may be subject to Alternate Minimum Tax on the annual increases in Cash Surrender Values and on the death benefit proceeds.

INCOME TAX REPORTING

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

-     the value each year of the life insurance protection provided;

-     an amount equal to any employer-paid premiums; or

- some or all of the amount by which the current value exceeds the employer's interest in the Policy.

Participants should consult with their tax advisor to determine the tax consequences of these arrangements.

OTHER INFORMATION

PAYMENT OF PROCEEDS

As long as the Policy is in force, Manufacturers Life of America will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which
(i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary, Manufacturers Life of America will send the policyowner a statement showing, among other things:

-     the amount of death benefit;

- the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

- the value of the units in each Investment Account to which the Policy Value is allocated;

-     the Policy Debt and any loan interest charged since the last report;

- the premiums paid and other Policy transactions made during the period since the last report; and

-     any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

DISTRIBUTION OF THE POLICIES

ManEquity, Inc. ("ManEquity"), an indirect wholly-owned subsidiary of MFC, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manufacturers Life of America. ManEquity is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. ManEquity is located at 200 Bloor Street East, Toronto, Ontario, Canada, M4W 1E5 and was organized under the laws of Colorado on May 4, 1970. The directors of ManEquity are: Joseph Scott, Robert Cook and Gary Buchanan. Its officers are:
(i) Gary Buchanan - President, (ii) Thomas Reive - Treasurer, (iii) Brian Buckley - Secretary and General Counsel. The Policies will be sold by registered representatives of either ManEquity or other broker-dealers having distribution agreements with ManEquity who are also authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.

The commissions payable to a registered representative on sales of the Policy will not exceed: (a) 115% of premiums paid in the first year of the Policy plus
(b) 2% of all premiums paid in years after the first year plus (c) 1.00% of the Net Policy Value per year. Commissions relating to a particular premium payment are generally paid in the year that the premium payment is made. However, these commissions may also, under certain circumstances, be paid over a period of time. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manufacturers Life of America or Manufacturers Life will be eligible for additional compensation.

RESPONSIBILITIES OF MANUFACTURERS LIFE

The Manufacturers Life Insurance Company ("Manufacturers Life") and The Manufacturers Life Insurance Company (USA) ("Manufacturers USA") have entered into an agreement with ManEquity pursuant to which Manufacturers Life or Manufacturers USA, on behalf of ManEquity, will pay the sales commissions in respect of the Policies and certain other policies issued by Manufacturers Life of America, prepare and maintain all books and records required to be prepared and maintained by ManEquity with respect to the Policies and such other policies, and send all confirmations required to be sent by ManEquity with respect to the Policies and such other policies. ManEquity will promptly reimburse Manufacturers Life or Manufacturers USA for all sales commissions paid by Manufacturers Life or Manufacturers USA and will pay Manufacturers Life or Manufacturers USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Manufacturers Life and Manufacturers USA have also entered into a Service Agreement with Manufacturers Life of America pursuant to which Manufacturers Life and Manufacturers USA will provide to Manufacturers Life of America all issue, administrative, general services and recordkeeping functions on behalf of Manufacturers Life of America with respect to all of its insurance policies including the Policies.

Finally, Manufacturers Life of America may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

VOTING RIGHTS

As stated previously, all of the assets held in the sub-accounts of the Separate Account will be invested in shares of a particular Portfolio of the Trust. Manufacturers Life of America is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manufacturers Life of America will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by Manufacturers Life of America in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manufacturers Life of America to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by Manufacturers Life of America, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

Manufacturers Life of America may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that Manufacturers Life of America reasonably disapproves such changes in accordance with applicable federal regulations. If Manufacturers Life of America does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

SUBSTITUTION OF PORTFOLIO SHARES

Although we believe it to be unlikely, it is possible that in the judgment of the management of Manufacturers Life of America, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulation, because the shares are no longer available for investment, or for some other reason. In that event, Manufacturers Life of America may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

Manufacturers Life of America also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

RECORDS AND ACCOUNTS

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

STATE REGULATIONS

Manufacturers Life of America is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

Manufacturers Life of America is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

INDEPENDENT AUDITORS

The consolidated financial statements of The Manufacturers Life Insurance Company of America at December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and the financial statements of Separate Account Three of The Manufacturers Life Insurance Company of America at December 31, 1999, and for each of the two years in the period ended December 31, 1999, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

FURTHER INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the SEC. relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

For further information you may also contact Manufacturers Life of America's Home Office, the address and telephone number of which are on the first page of the prospectus.

OFFICERS AND DIRECTORS

----------------------------------------------------------------------------------------------------
                             POSITION WITH
                             MANUFACTURERS LIFE
NAME                         OF AMERICA                      PRINCIPAL OCCUPATION
----------------------------------------------------------------------------------------------------
Sandra M. Cotter (38)*       Director                        Attorney, Dykema Gossett, PLLC, 1989
                             (since December 1992)           to present.


----------------------------------------------------------------------------------------------------
                             POSITION WITH
                             MANUFACTURERS LIFE
NAME                         OF AMERICA                      PRINCIPAL OCCUPATION
----------------------------------------------------------------------------------------------------
James D. Gallagher           Director (since May             President, The Manufacturers Life
(46)**                       1996), Secretary and            Insurance Company of New York,
                             General Counsel                 August 1999 to Present, Vice
                                                             President, Secretary and General
                                                             Counsel, The Manufacturers Life
                                                             Insurance Company (USA), January
                                                             1997 to present; Secretary and
                                                             General Counsel, Manufacturers
                                                             Adviser Corporation, January 1997 to
                                                             present; Vice President, Legal
                                                             Services - U.S. Operations, The
                                                             Manufacturers Life Insurance
                                                             Company, January 1996 to present;
                                                             Vice President, Secretary and
                                                             General Counsel, The Manufacturers
                                                             Life Insurance Company of North
                                                             America, 1994 to present.

Donald A. Guloien            Director (since August          Executive Vice President, Business
(43)***                      1990) and President             Development, The Manufacturers Life
                                                             Insurance Company,
                                                             January 1999 to present,
                                                             Senior Vice President,
                                                             Business Development, The
                                                             Manufacturers Life
                                                             Insurance Company, 1994
                                                             to December 1998.

James O'Malley (55)***       Director (since November        Senior Vice President, U.S.
                             1998)                           Pensions, The Manufacturers Life
                                                             Insurance Company,
                                                             January 1999 to present;
                                                             Vice President, Systems
                                                             New Business Pensions,
                                                             The Manufacturers Life
                                                             Insurance Company, 1984
                                                             to December 1998.

Joseph J. Pietroski          Director (since July            Senior Vice President and Corporate
(62)***                      1992)                           Secretary, The Manufacturers Life
                                                             Insurance Company, 1999
                                                             to present. Senior Vice
                                                             President, General
                                                             Counsel and Corporate
                                                             Secretary, The
                                                             Manufacturers Life
                                                             Insurance Company, 1988
                                                             to 1999.

John D. Richardson           Director (since January         Senior Executive Vice President, The
(63)***                      1995) and Chairman              Manufacturers Life Insurance
                                                             Company; January 1999 to
                                                             present; Executive Vice
                                                             President, U.S.
                                                             Operations, The
                                                             Manufacturers Life
                                                             Insurance Company,
                                                             November 1997 to December
                                                             1998; Senior Vice
                                                             President and General
                                                             Manager, U.S. Operations,
                                                             The Manufacturers Life
                                                             Insurance Company,
                                                             January 1995 to October
                                                             1997.

Victor Apps (53)***          Vice President, Asia            Executive Vice President, Asia
                                                             Operations, The Manufacturers Life
                                                             Insurance Company, November 1997 to
                                                             present; Senior Vice President and
                                                             General Manager, Greater China
                                                             Division, The Manufacturers Life
                                                             Insurance Company, 1995 to 1997;
                                                             Vice President and General Manager,
                                                             Greater China Division, The
                                                             Manufacturers Life Insurance
                                                             Company, 1993 to 1995

Felix Chee (54)***           Vice President,                 Executive Vice President & Chief
                             Investments                     Investment Officer, The
                                                             Manufacturers Life
                                                             Insurance Company;
                                                             November 1997 to present;
                                                             Chief Investment Officer,
                                                             The Manufacturers Life
                                                             Insurance Company, June
                                                             1997 to present, Senior
                                                             Vice President and
                                                             Treasurer, The
                                                             Manufacturers Life
                                                             Insurance Company, August
                                                             1994 to May 1997.

Robert A. Cook (46)**        Vice President, Marketing       Senior Vice President,
                                                             U.S. Individual
                                                             Insurance, The
                                                             Manufacturers Life
                                                             Insurance Company,
                                                             January 1999 to present;
                                                             Vice President, Product
                                                             Management, The
                                                             Manufacturers Life
                                                             Insurance Company,
                                                             January 1996 to December
                                                             1998; Sales and Marketing
                                                             Director, The
                                                             Manufacturers Life
                                                             Insurance Company, 1994
                                                             to 1995.

----------------------------------------------------------------------------------------------------
                             POSITION WITH
                             MANUFACTURERS LIFE
NAME                         OF AMERICA                      PRINCIPAL OCCUPATION
----------------------------------------------------------------------------------------------------

John Ostler (47)***          Vice President and Chief        Vice President and Chief Financial
                             Financial Officer               Officer, U.S. Operations, The
                                                             Manufacturers Life
                                                             Insurance Company,
                                                             October 1, 2000 to
                                                             present; Vice President
                                                             and Corporate Actuary,
                                                             The Manufacturers Life
                                                             Insurance Company, March
                                                             1998 to September 2000;
                                                             Vice President & CFO U.S.
                                                             Individual Insurance, The
                                                             Manufacturers Life
                                                             Insurance Company, 1992
                                                             to March 1998; Vice
                                                             President, U.S. Insurance
                                                             Products, The
                                                             Manufacturers Life
                                                             Insurance Company, 1990 -
                                                             1992; Assistant Vice
                                                             President & Pricing
                                                             Actuary, U.S. Insurance,
                                                             The Manufacturers Life
                                                             Insurance Company,
                                                             1988-1990.

Denis Turner (44)***         Vice President and              Vice President and Treasurer, The
                             Treasurer                       Manufacturers Life Insurance Company
                                                             of America, May 1999 to
                                                             present; Vice President
                                                             &Chief Accountant, U.S.
                                                             Division, The
                                                             Manufacturers Life
                                                             Insurance Company, May
                                                             1999 to present;
                                                             Assistant Vice President,
                                                             Financial Operations,
                                                             Reinsurance Division, The
                                                             Manufacturers Life
                                                             Insurance Company,
                                                             February 1998 to April
                                                             1999; Assistant Vice
                                                             President & Controller,
                                                             Reinsurance Division, The
                                                             Manufacturers Life
                                                             Insurance Company,
                                                             November 1995, to January
                                                             1998, Assistant Vice
                                                             President, Corporate
                                                             Controllers, The
                                                             Manufacturers Life
                                                             Insurance Company,
                                                             January 1989 to October
                                                             1995.
----------------------------------------------------------------------------------------------------

*Principal business address is Dykema Gossett, 800 Michigan National Tower, Lansing, Michigan 48933.

**Principal business address is Manulife Financial, 73 Tremont Street, Boston, MA 02108.


***Principal business address is Manulife Financial, 200 Bloor Street East, Toronto, Ontario Canada M4W 1E5.


OPTIONAL TERM RIDER

The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance will always be less than or equal to the cost of insurance on the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT AGE 100.

ILLUSTRATIONS


The tables set forth in Appendix A illustrate the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time.

APPENDIX A - SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.

The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect an average of those Portfolios' current expenses (excluding those of the Equity Index Trust), which is approximately 0.945% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -0.941%, 5.0003% and 10.947%. The illustrations reflect the current expense reimbursements in effect for the Lifestyle Trusts and the Index Trusts. In the absence of such expense reimbursements, the average of the Portfolio's current expenses would have been 0.950% per annum and the gross annual rates of return of 0%, 6% and 12% would have corresponded to approximate net annual rates of return of -0.946%, 4.998% and 10.941%. The expense reimbursements for the Lifestyle Trusts and the Index Trusts are expected to remain in effect during the fiscal year ended December 31, 2000. Were the expense reimbursements to terminate, the average of the Portfolios' current expenses would be higher and the approximate net annual rates of return would be lower.

The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.


There are two tables shown for a male non-smoker issue age 35 under death benefit options 1 and 2 for a Policy (assuming no optional riders are elected):


- one based on current cost of insurance charges assessed by the Company and reflecting a 20 year no lapse guarantee

- one based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables and reflecting a 20 year no lapse guarantee.

In addition there is one table shown for death benefit option 3 issued to a male non-smoker (assuming the Cash Value Enhancement Rider is elected) and one table shown for death benefit option 1 issued to a male non-smoker (assuming the Cash Value Enhancement Plus Rider is elected).

Current cost of insurance charges are not guaranteed and may be changed. Upon request, Manufacturers Life of America will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes, any additional ratings and the death benefit option, face amount and planned premium requested. Illustrations for smokers would show less favorable results than the illustrations shown below.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

 The Policies have been offered to the public only since approximately February, 2001. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $250,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $3,830 ANNUAL PLANNED PREMIUM

  ASSUMING CURRENT CHARGES AND NOT REFLECTING ANY CASH VALUE ENHANCEMENT RIDERS

                                  0% Hypothetical                   6% Hypothetical                   12% Hypothetical
                             Gross Investment Return           Gross Investment Return           Gross Investment Return
                             -----------------------           -----------------------           -----------------------
End Of     Accumulated     Policy    Cash        Death       Policy        Cash      Death       Policy          Cash        Death
Policy        Premiums     Value   Surrender    Benefit       Value     Surrender    Benefit     Value        Surrender     Benefit
 Year(1)       (2)                 Value (3)                             Value (3)                            Value (3)
    1         4,022       2,389         0        250,000       2,563           0      250,000        2,738            0     250,000
    2         8,245       4,741     1,947        250,000       5,240       2,446      250,000        5,761        2,967     250,000
    3        12,679       7,050     4,601        250,000       8,028       5,580      250,000        9,090        6,642     250,000
    4        17,334       9,322     7,219        250,000      10,940       8,837      250,000       12,767       10,664     250,000
    5        22,223      11,560     9,803        250,000      13,983      12,225      250,000       16,831       15,074     250,000
    6        27,356      14,502    13,091        250,000      17,927      16,515      250,000       22,111       20,699     250,000
    7        32,745      17,394    16,329        250,000      22,043      20,978      250,000       27,941       26,876     250,000
    8        38,404      20,236    19,516        250,000      26,341      25,621      250,000       34,384       33,664     250,000
    9        44,346      23,030    22,656        250,000      30,833      30,458      250,000       41,508       41,134     250,000
   10        50,585      25,773    25,744        250,000      35,522      35,493      250,000       49,384       49,355     250,000
   15        86,783      39,065    39,065        250,000      62,746      62,746      250,000      103,833      103,833     250,000
   20       132,983      50,598    50,598        250,000      96,385      96,385      250,000      194,336      194,336     305,107
   25       191,946      60,016    60,016        250,000     138,248     138,248      250,000      344,220      344,220     461,255
   30       267,200      66,638    66,638        250,000     191,134     191,134      250,000      592,006      592,006     722,248
   35       363,245      68,899    68,899        250,000     258,609     258,609      299,986    1,000,255    1,000,255   1,160,296
   40       485,825      63,512    63,512        250,000     343,283     343,283      367,313    1,673,994    1,673,994   1,791,173
   45       642,273      43,238    43,238        250,000     450,263     450,263      472,776    2,791,543    2,791,543   2,931,121
   50       841,944       0 (4)     0 (4)    250,000 (4)     581,129     581,129      610,186    4,611,948    4,611,948   4,842,546
   55     1,096,780       0 (4)     0 (4)    250,000 (4)     737,637     737,637      774,519    7,534,071    7,534,071   7,910,774
   60     1,422,022       0 (4)     0 (4)    250,000 (4)     934,223     934,223      943,565   12,332,861   12,332,861  12,456,189
   65     1,837,124       0 (4)     0 (4)    250,000 (4)   1,202,835   1,202,835    1,202,835   20,599,937   20,599,937  20,599,937

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4) In the absence of additional premium payments, the Policy will lapse, unless the Death Benefit Guarantee is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $250,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $3,830 ANNUAL PLANNED PREMIUM

  ASSUMING MAXIMUM CHARGES AND NOT REFLECTING ANY CASH VALUE ENHANCEMENT RIDERS


                                  0% Hypothetical                   6% Hypothetical                   12% Hypothetical
                             Gross Investment Return           Gross Investment Return           Gross Investment Return
                             -----------------------           -----------------------           -----------------------
End Of     Accumulated     Policy    Cash        Death       Policy        Cash      Death       Policy          Cash        Death
Policy        Premiums     Value   Surrender    Benefit       Value     Surrender    Benefit     Value        Surrender     Benefit
 Year(1)       (2)                 Value (3)                             Value (3)                            Value (3)
    1         4,022       2,116         0        250,000       2,282           0      250,000        2,449            0     250,000
    2         8,245       4,094     1,300        250,000       4,555       1,761      250,000        5,038        2,244     250,000
    3        12,679       6,021     3,572        250,000       6,908       4,459      250,000        7,874        5,425     250,000
    4        17,334       7,896     5,793        250,000       9,342       7,239      250,000       10,982        8,879     250,000
    5        22,223       9,716     7,959        250,000      11,857      10,100      250,000       14,386       12,629     250,000
    6        27,356      12,224    10,813        250,000      15,226      13,815      250,000       18,911       17,499     250,000
    7        32,745      14,662    13,596        250,000      18,713      17,647      250,000       23,877       22,811     250,000
    8        38,404      17,030    16,310        250,000      22,325      21,605      250,000       29,333       28,613     250,000
    9        44,346      19,324    18,949        250,000      26,062      25,688      250,000       35,328       34,953     250,000
   10        50,585      21,544    21,516        250,000      29,933      29,904      250,000       41,921       41,892     250,000
   15        86,783      31,861    31,861        250,000      51,916      51,916      250,000       86,967       86,967     250,000
   20       132,983      39,580    39,580        250,000      77,822      77,822      250,000      160,814      160,814     252,477
   25       191,946      43,319    43,319        250,000     107,948     107,948      250,000      281,570      281,570     377,304
   30       267,200      40,812    40,812        250,000     143,180     143,180      250,000      476,046      476,046     580,777
   35       363,245      27,082    27,082        250,000     185,654     185,654      250,000      786,867      786,867     912,766
   40       485,825       0 (4)     0 (4)    250,000 (4)     242,245     242,245      259,202    1,286,416    1,286,416   1,376,466
   45       642,273       0 (4)     0 (4)    250,000 (4)     315,780     315,780      331,569    2,099,134    2,099,134   2,204,091
   50       841,944       0 (4)     0 (4)    250,000 (4)     401,770     401,770      421,858    3,375,771    3,375,771   3,544,559
   55     1,096,780       0 (4)     0 (4)    250,000 (4)     498,250     498,250      523,163    5,330,462    5,330,462   5,596,985
   60     1,422,022       0 (4)     0 (4)    250,000 (4)     618,321     618,321      624,504    8,470,343    8,470,343   8,555,047
   65     1,837,124       0 (4)     0 (4)    250,000 (4)     790,761     790,761      790,761   13,944,762   13,944,762  13,944,762

(1) All values shown are as of the e nd of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4) In the absence of additional premium payments, the Policy will lapse, unless the Death Benefit Guarantee is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $250,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                         $11,889 ANNUAL PLANNED PREMIUM

  ASSUMING CURRENT CHARGES AND NOT REFLECTING ANY CASH VALUE ENHANCEMENT RIDERS

                                  0% Hypothetical                   6% Hypothetical                   12% Hypothetical
                             Gross Investment Return           Gross Investment Return           Gross Investment Return
                             -----------------------           -----------------------           -----------------------
End Of     Accumulated     Policy    Cash        Death       Policy        Cash      Death       Policy          Cash        Death
Policy        Premiums     Value   Surrender    Benefit       Value     Surrender    Benefit     Value        Surrender     Benefit
 Year(1)       (2)                 Value (3)                             Value (3)                            Value (3)
    1        12,484       9,463     6,295        259,463      10,071       6,902      260,071       10,679        7,510     260,679
    2        25,592      18,813    16,147        268,813      20,618      17,952      270,618       22,497       19,831     272,497
    3        39,355      28,040    25,704        278,040      31,655      29,319      281,655       35,567       33,231     285,567
    4        53,807      37,155    35,149        287,155      43,215      41,209      293,215       50,034       48,028     300,034
    5        68,981      46,159    44,483        296,159      55,324      53,647      305,324       66,049       64,373     316,049
    6        84,913      56,046    54,700        306,046      69,032      67,685      319,032       84,834       83,487     334,834
    7       101,643      65,804    64,787        315,804      83,381      82,364      333,381      105,620      104,603     355,620
    8       119,209      75,432    74,745        325,432      98,402      97,715      348,402      128,623      127,936     378,623
    9       137,653      84,936    84,579        334,936     114,131     113,773      364,131      154,085      153,727     404,085
   10       157,019      94,310    94,282        344,310     130,594     130,566      380,594      182,263      182,236     432,263
   15       269,382     140,548   140,548        390,548     226,774     226,774      476,774      376,879      376,879     719,839
   20       412,788     182,927   182,927        432,927     347,024     347,024      597,024      698,189      698,189   1,096,157
   25       595,814     220,932   220,932        470,932     496,932     496,932      746,932    1,229,570    1,229,570   1,647,624
   30       829,407     253,573   253,573        503,573     683,028     683,028      933,028    2,108,036    2,108,036   2,571,804
   35     1,127,537     278,694   278,694        528,694     912,165     912,165    1,162,165    3,555,369    3,555,369   4,124,228
   40     1,508,036     292,228   292,228        542,228   1,190,716   1,190,716    1,440,716    5,943,919    5,943,919   6,359,993
   45     1,993,659     287,136   287,136        537,136   1,523,075   1,523,075    1,773,075    9,905,898    9,905,898  10,401,192
   50     2,613,451     252,839   252,839        502,839   1,910,243   1,910,243    2,160,243   16,359,600   16,359,600  17,177,580
   55     3,404,480     174,976   174,976        424,976   2,348,527   2,348,527    2,598,527   26,719,014   26,719,014  28,054,964
   60     4,414,056      40,770    40,770        290,770   2,833,701   2,833,701    3,083,701   43,731,548   43,731,548  44,168,863
   65     5,702,559       0 (4)     0 (4)    250,000 (4)   3,370,638   3,370,638    3,620,638   72,714,172   72,714,172  72,964,172

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4) In the absence of additional premium payments, the Policy will lapse, unless the Death Benefit Guarantee is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $250,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                         $11,889 ANNUAL PLANNED PREMIUM

  ASSUMING MAXIMUM CHARGES AND NOT REFLECTING ANY CASH VALUE ENHANCEMENT RIDERS


                                  0% Hypothetical                   6% Hypothetical                   12% Hypothetical
                             Gross Investment Return           Gross Investment Return           Gross Investment Return
                             -----------------------           -----------------------           -----------------------
End Of     Accumulated     Policy    Cash        Death       Policy        Cash      Death       Policy          Cash        Death
Policy        Premiums     Value   Surrender    Benefit       Value     Surrender    Benefit     Value        Surrender     Benefit
 Year(1)       (2)                 Value (3)                             Value (3)                            Value (3)
    1        12,484       9,166     5,998        259,166       9,764       6,595      259,764       10,362        7,194     260,362
    2        25,592      18,091    15,425        268,091      19,851      17,185      269,851       21,684       19,018     271,684
    3        39,355      26,865    24,529        276,865      30,368      28,031      280,368       34,160       31,823     284,160
    4        53,807      35,488    33,482        285,488      41,330      39,324      291,330       47,907       45,901     297,907
    5        68,981      43,956    42,280        293,956      52,753      51,077      302,753       63,054       61,378     313,054
    6        84,913      53,268    51,922        303,268      65,686      64,339      315,686       80,806       79,460     330,806
    7       101,643      62,407    61,390        312,407      79,158      78,141      329,158      100,366       99,349     350,366
    8       119,209      71,374    70,687        321,374      93,195      92,508      343,195      121,921      121,234     371,921
    9       137,653      80,165    79,808        330,165     107,815     107,458      357,815      145,673      145,316     395,673
   10       157,019      88,782    88,755        338,782     123,043     123,016      373,043      171,852      171,825     421,852
   15       269,382     130,521   130,521        380,521     210,756     210,756      460,756      350,241      350,241     668,960
   20       412,788     167,003   167,003        417,003     317,424     317,424      567,424      637,420      637,420   1,000,749
   25       595,814     196,633   196,633        446,633     445,510     445,510      695,510    1,100,785    1,100,785   1,475,052
   30       829,407     216,946   216,946        466,946     596,977     596,977      846,977    1,847,005    1,847,005   2,253,346
   35     1,127,537     223,301   223,301        473,301     771,548     771,548    1,021,548    3,039,571    3,039,571   3,525,903
   40     1,508,036     208,404   208,404        458,404     965,551     965,551    1,215,551    4,956,253    4,956,253   5,303,191
   45     1,993,659     159,942   159,942        409,942   1,167,879   1,167,879    1,417,879    8,074,642    8,074,642   8,478,374
   50     2,613,451      64,299    64,299        314,299   1,362,423   1,362,423    1,612,423   12,972,837   12,972,837  13,621,479
   55     3,404,480       0 (4)     0 (4)    250,000 (4)   1,517,136   1,517,136    1,767,136   20,472,205   20,472,205  21,495,815
   60     4,414,056       0 (4)     0 (4)    250,000 (4)   1,601,374   1,601,374    1,851,374   32,518,812   32,518,812  32,844,000
   65     5,702,559       0 (4)     0 (4)    250,000 (4)   1,282,876   1,282,876    1,532,876   52,648,313   52,648,313  52,898,313

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4) In the absence of additional premium payments, the Policy will lapse, unless the Death Benefit Guarantee is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $250,000 FACE AMOUNT DEATH BENEFIT OPTION 3
                    $9,266 ANNUAL PLANNED PREMIUM FOR 7 YEARS

    ASSUMING CURRENT CHARGES AND REFLECTING THE CASH VALUE ENHANCEMENT RIDER


                                  0% Hypothetical                   6% Hypothetical                   12% Hypothetical
                             Gross Investment Return           Gross Investment Return           Gross Investment Return
                             -----------------------           -----------------------           -----------------------
End Of     Accumulated     Policy    Cash        Death       Policy        Cash      Death       Policy          Cash        Death
Policy        Premiums     Value   Surrender    Benefit       Value     Surrender    Benefit     Value        Surrender     Benefit
 Year(1)       (2)                 Value (3)                             Value (3)                            Value (3)
    1         9,729       7,270     6,646        259,266       7,737       7,114      259,266        8,205        7,582     259,266
    2        19,945      14,448    13,918        268,532      15,837      15,306      268,532       17,282       16,751     268,532
    3        30,672      21,528    20,598        277,798      24,308      23,378      277,798       27,317       26,387     277,798
    4        41,934      28,517    27,319        287,064      33,177      31,979      287,064       38,421       37,223     287,064
    5        53,761      35,417    34,082        296,330      42,463      41,129      296,330       50,711       49,376     296,330
    6        66,178      42,968    41,628        305,596      52,951      51,610      305,596       65,102       63,762     305,596
    7        79,216      50,412    49,400        314,862      63,924      62,912      314,862       81,026       80,014     314,862
    8        83,177      49,365    48,681        314,862      66,519      65,835      314,862       89,257       88,573     314,862
    9        87,336      48,307    47,952        314,862      69,220      68,865      314,862       98,363       98,007     315,738
   10        91,702      47,232    47,204        314,862      72,028      72,001      314,862      108,425      108,397     336,856
   15       117,038      41,406    41,406        314,862      87,710      87,710      314,862      176,618      176,618     467,490
   20       149,374      34,299    34,299        314,862     106,311     106,311      314,862      287,418      287,418     652,244
   25       190,643      25,057    25,057        314,862     128,227     128,227      314,862      466,481      466,481     916,586
   30       243,314      12,118    12,118        314,862     153,904     153,904      314,862      754,133      754,133   1,298,451
   35       310,537       0 (4)     0 (4)          0 (4)     183,649     183,649      314,862    1,211,726    1,211,726   1,856,318
   40       396,333                                          218,099     218,099      314,862    1,930,426    1,930,426   2,676,059
   45       505,832                                          258,848     258,848      331,233    3,041,428    3,041,428   3,891,934
   50       645,584                                          304,313     304,313      365,241    4,733,427    4,733,427   5,681,137
   55       823,947                                          353,777     353,777      404,711    7,279,800    7,279,800   8,327,872
   60     1,051,589                                          410,187     410,187      446,455   11,159,881   11,159,881  12,146,612
   65     1,342,124                                          493,131     493,131      494,745   17,729,184   17,729,184  17,787,225

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) the Cash Value Accumulation Test is used, (c) no policy loan has been made, (d) no partial withdrawal of the Cash Surrender Value has been made, (e) no premiums have been allocated to the Fixed Account, and (f) the Cash Value Enhancement Rider is used.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $250,000 FACE AMOUNT DEATH BENEFIT OPTION 3
                    $9,266 ANNUAL PLANNED PREMIUM FOR 7 YEARS

    ASSUMING MAXIMUM CHARGES AND REFLECTING THE CASH VALUE ENHANCEMENT RIDER


                                  0% Hypothetical                   6% Hypothetical                   12% Hypothetical
                             Gross Investment Return           Gross Investment Return           Gross Investment Return
                             -----------------------           -----------------------           -----------------------
End Of     Accumulated     Policy    Cash        Death       Policy        Cash      Death       Policy          Cash        Death
Policy        Premiums     Value   Surrender    Benefit       Value     Surrender    Benefit     Value        Surrender     Benefit
 Year(1)       (2)                 Value (3)                             Value (3)                            Value (3)
    1         9,729       6,978     6,354        259,266       7,436       6,813      259,266        7,895        7,272     259,266
    2        19,945      13,739    13,209        268,532      15,086      14,555      268,532       16,489       15,958     268,532
    3        30,672      20,375    19,445        277,798      23,052      22,122      277,798       25,952       25,021     277,798
    4        41,934      26,883    25,685        287,064      31,345      30,147      287,064       36,372       35,174     287,064
    5        53,761      33,259    31,924        296,330      39,976      38,641      296,330       47,848       46,513     296,330
    6        66,178      40,247    38,906        305,596      49,727      48,387      305,596       61,283       59,943     305,596
    7        79,216      47,085    46,072        314,862      59,874      58,862      314,862       76,088       75,076     314,862
    8        83,177      45,415    44,731        314,862      61,576      60,892      314,862       83,048       82,364     314,862
    9        87,336      43,708    43,352        314,862      63,306      62,950      314,862       90,704       90,349     314,862
   10        91,702      41,962    41,935        314,862      65,065      65,038      314,862       99,137       99,109     314,862
   15       117,038      32,378    32,378        314,862      74,119      74,119      314,862      155,145      155,145     410,652
   20       149,374      20,411    20,411        314,862      82,970      82,970      314,862      242,387      242,387     550,053
   25       190,643       3,507     3,507        314,862      89,671      89,671      314,862      376,037      376,037     738,873
   30       243,314       0 (4)     0 (4)          0 (4)      90,731      90,731      314,862      577,448      577,448     994,239
   35       310,537                                           78,331      78,331      314,862      874,225      874,225   1,339,279
   40       396,333                                           34,548      34,548      314,862    1,302,144    1,302,144   1,805,101
   45       505,832                                            0 (4)       0 (4)        0 (4)    1,902,006    1,902,006   2,433,883
   50       645,584                                                                              2,734,864    2,734,864   3,282,428
   55       823,947                                                                              3,870,505    3,870,505   4,427,741
   60     1,051,589                                                                              5,488,869    5,488,869   5,974,182
   65     1,342,124                                                                              8,023,130    8,023,130   8,049,395

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) the Cash Value Accumulation Test is used, (c) no policy loan has been made, (d) no partial withdrawal of the Cash Surrender Value has been made, (e) no premiums have been allocated to the Fixed Account, and (f) the Cash Value Enhancement Rider is used.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $508,303 FACE AMOUNT DEATH BENEFIT OPTION 1
                         $100,000 PLANNED SINGLE PREMIUM

  ASSUMING CURRENT CHARGES AND REFLECTING THE CASH VALUE ENHANCEMENT PLUS RIDER


                                  0% Hypothetical                   6% Hypothetical                   12% Hypothetical
                             Gross Investment Return           Gross Investment Return           Gross Investment Return
                             -----------------------           -----------------------           -----------------------
End Of     Accumulated     Policy    Cash        Death       Policy        Cash      Death       Policy          Cash        Death
Policy        Premiums     Value   Surrender    Benefit       Value     Surrender    Benefit     Value        Surrender     Benefit
 Year(1)       (2)                 Value (3)                             Value (3)                            Value (3)
    1       105,000      93,138    93,138        508,303      98,776      98,776      508,303      104,415      104,415     508,303
    2       110,250      89,577    89,577        508,303     100,864     100,864      508,303      112,817      112,817     508,303
    3       115,763      86,050    86,050        508,303     103,002     103,002      508,303      122,016      122,016     508,303
    4       121,551      82,569    82,569        508,303     105,205     105,205      508,303      132,104      132,104     508,303
    5       127,628      79,134    79,134        508,303     107,478     107,478      508,303      143,172      143,172     508,303
    6       134,010      76,998    76,998        508,303     111,117     111,117      508,303      156,652      156,652     508,303
    7       140,710      74,864    74,864        508,303     114,867     114,867      508,303      171,435      171,435     508,303
    8       147,746      72,730    72,730        508,303     118,730     118,730      508,303      187,651      187,651     508,303
    9       155,133      70,602    70,602        508,303     122,718     122,718      508,303      205,449      205,449     508,303
   10       162,889      68,466    68,466        508,303     126,825     126,825      508,303      224,982      224,982     508,303
   15       207,893      57,376    57,376        508,303     149,093     149,093      508,303      354,776      354,776     677,622
   20       265,330      46,607    46,607        508,303     180,970     180,970      508,303      581,345      581,345     912,712
   25       338,635      32,351    32,351        508,303     218,630     218,630      508,303      954,161      954,161   1,278,576
   30       432,194      12,083    12,083        508,303     263,000     263,000      508,303    1,567,400    1,567,400   1,912,228
   35       551,602       0 (4)     0 (4)          0 (4)     315,019     315,019      508,303    2,572,535    2,572,535   2,984,141
   40       703,999                                          376,720     376,720      508,303    4,222,992    4,222,992   4,518,601
   45       898,501                                          454,692     454,692      508,303    6,947,347    6,947,347   7,294,714
   50     1,146,740                                          561,186     561,186      589,245   11,361,805   11,361,805  11,929,895
   55     1,463,563                                          688,397     688,397      722,817   18,410,224   18,410,224  19,330,735
   60     1,867,919                                          847,649     847,649      856,125   29,928,540   29,928,540  30,227,825
   65     2,383,990                                        1,066,346   1,066,346    1,066,346   49,683,220   49,683,220  49,683,220

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, (c) no premiums have been allocated to the Fixed Account, and (d) the Cash Value Enhancement Plus Rider is used.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $508,303 FACE AMOUNT DEATH BENEFIT OPTION 1
                         $100,000 PLANNED SINGLE PREMIUM

  ASSUMING MAXIMUM CHARGES AND REFLECTING THE CASH VALUE ENHANCEMENT PLUS RIDER


                                  0% Hypothetical                   6% Hypothetical                   12% Hypothetical
                             Gross Investment Return           Gross Investment Return           Gross Investment Return
                             -----------------------           -----------------------           -----------------------
End Of     Accumulated     Policy    Cash        Death       Policy        Cash      Death       Policy          Cash        Death
Policy        Premiums     Value   Surrender    Benefit       Value     Surrender    Benefit     Value        Surrender     Benefit
 Year(1)       (2)                 Value (3)                             Value (3)                            Value (3)
    1       105,000      92,417    92,417        508,303      98,027      98,027      508,303      103,640      103,640     508,303
    2       110,250      87,983    87,983        508,303      99,159      99,159      508,303      110,997      110,997     508,303
    3       115,763      83,595    83,595        508,303     100,288     100,288      508,303      119,024      119,024     508,303
    4       121,551      79,246    79,246        508,303     101,411     101,411      508,303      127,782      127,782     508,303
    5       127,628      74,925    74,925        508,303     102,519     102,519      508,303      137,337      137,337     508,303
    6       134,010      71,891    71,891        508,303     104,913     104,913      508,303      149,111      149,111     508,303
    7       140,710      68,839    68,839        508,303     107,327     107,327      508,303      161,967      161,967     508,303
    8       147,746      65,770    65,770        508,303     109,761     109,761      508,303      176,017      176,017     508,303
    9       155,133      62,668    62,668        508,303     112,205     112,205      508,303      191,372      191,372     508,303
   10       162,889      59,534    59,534        508,303     114,661     114,661      508,303      208,169      208,169     508,303
   15       207,893      42,897    42,897        508,303     126,755     126,755      508,303      318,675      318,675     608,669
   20       265,330      24,348    24,348        508,303     142,966     142,966      508,303      507,994      507,994     797,551
   25       338,635       0 (4)     0 (4)          0 (4)     156,380     156,380      508,303      812,043      812,043   1,088,137
   30       432,194                                          161,895     161,895      508,303    1,299,229    1,299,229   1,585,060
   35       551,602                                          148,132     148,132      508,303    2,073,573    2,073,573   2,405,344
   40       703,999                                           89,310      89,310      508,303    3,311,863    3,311,863   3,543,694
   45       898,501                                            0 (4)       0 (4)        0 (4)    5,317,253    5,317,253   5,583,116
   50     1,146,740                                                                              8,449,762    8,449,762   8,872,250
   55     1,463,563                                                                             13,218,534   13,218,534  13,879,461
   60     1,867,919                                                                             20,842,605   20,842,605  21,051,031
   65     2,383,990                                                                             34,083,925   34,083,925  34,083,925

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, (c) no premiums have been allocated to the Fixed Account, and (d) the Cash Value Enhancement Plus Rider is used.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Appendix B - Audited Financial Statements

                             THE MANUFACTURERS LIFE
                              INSURANCE COMPANY OF
                                    AMERICA



                              AUDITED CONSOLIDATED
                              FINANCIAL STATEMENTS

                                   YEARS ENDED
                        DECEMBER 31, 1999, 1998 AND 1997



                                [GRAPHIC OMITTED]

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                    CONTENTS

Report of Independent Auditors............................................  1

Audited Consolidated Financial Statements

Consolidated Balance Sheets...............................................  2
Consolidated Statements of Income.........................................  3
Consolidated Statements of Changes in Shareholder's Equity................  4
Consolidated Statements of Cash Flows.....................................  5
Notes to Consolidated Financial Statements................................  6

                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors
The Manufacturers Life Insurance Company of America

We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company of America as of December 31, 1999 and 1998, and the related consolidated statements of income, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company of America at December 31, 1999 and 1998, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1999 in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
March 3, 2000

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED BALANCE SHEETS


As at December 31 ($ thousands)
ASSETS                                                                                 1999                    1998
---------------------------------------------------------------------------------------------------------------------
INVESTMENTS:
Securities available-for-sale, at fair value: (note 3)
   Fixed-maturity (amortized cost: 1999 $73,780; 1998 $45,248)                 $      73,081            $      49,254
   Equity (cost: 1999 $0; 1998 $19,219)                                                    -                   20,524
Short-term investments                                                                 6,942                      459
Policy loans                                                                          26,174                   19,320
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                              $     106,197            $      89,557
---------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                                                      $      17,383            $      23,789
Deferred acquisition costs (note 5)                                                  201,642                  163,506
Due from affiliates                                                                    2,851                        -
Income taxes recoverable                                                                   -                    2,665
Deferred income taxes (note 6)                                                         1,596                        -
Other assets                                                                          11,318                    9,062
Separate account assets                                                            1,399,527                1,075,231
---------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                   $   1,740,514            $   1,363,810
=====================================================================================================================
 LIABILITIES, CAPITAL AND SURPLUS                                                    1999                      1998
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Policyholder liabilities and accruals                                          $      75,688            $      60,830
Due to affiliates                                                                          -                    5,133
Deferred income taxes (note 6)                                                             -                      763
Income taxes payable                                                                  11,122                        -
Other liabilities                                                                     29,006                   18,656
Separate account liabilities                                                       1,399,527                1,075,231
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                              $   1,515,343            $   1,160,613
=====================================================================================================================
CAPITAL AND SURPLUS:
Common shares (note 7)                                                         $       4,502            $       4,502
Preferred shares (note 7)                                                             10,500                   10,500
Contributed surplus                                                                  195,596                  193,096
Retained earnings (deficit)                                                           19,256                   (2,664)
Accumulated other comprehensive loss (note 4)                                         (4,683)                  (2,237)
---------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                                      $     225,171            $     203,197
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                                         $   1,740,514            $   1,363,810
=====================================================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                      1999          1998          1997
------------------------------------------------------------------------------------------------------
REVENUE:
     Premiums                                                     $ 10,185      $  9,290      $  8,607
     Consideration paid on reinsurance terminated (note 9)            --         (40,975)         --
     Fee income                                                     77,899        55,322        38,682
     Net investment income (note 3)                                  6,784         6,128         8,275
     Realized investment gains (losses)                              1,051          (206)          118
     Other                                                             152           307           544
------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                                     $ 96,071      $ 29,866      $ 56,226
------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
     Policyholder benefits and claims                             $ 14,820      $ 16,541      $  6,733
     Reduction of reserves on reinsurance terminated (note 9)         --         (40,975)         --
     Operating costs and expenses                                   41,617        41,676        41,742
     Commissions                                                     2,189         2,561         2,838
     Amortization of deferred acquisition costs (note 5)             2,718         9,266         4,860
     Interest expense                                                   50         1,722         2,750
     Policyholder dividends                                            171           221         1,416
------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                         61,565        31,012        60,339
------------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME TAXES                                   34,506        (1,146)       (4,113)
------------------------------------------------------------------------------------------------------
INCOME TAX (EXPENSE) BENEFIT (NOTE 6)                              (12,586)          392           477
------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                 $ 21,920      $   (754)     $ (3,636)
======================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                                                                                    ACCUMULATED
                                             COMMON AND                           RETAINED             OTHER             TOTAL
FOR THE YEARS ENDED DECEMBER 31               PREFERRED       CONTRIBUTED         EARNINGS         COMPREHENSIVE      CAPITAL AND
($ thousands)                                  SHARES           SURPLUS           (DEFICIT)        INCOME (LOSS)        SURPLUS
---------------------------------------------------------------------------------------------------------------------------------
Balance at January 1, 1997                   $  15,002         $  98,569         $   1,726          $   1,333          $ 116,630
Comprehensive loss (note 4)                         --                --            (3,636)            (6,225)            (9,861)
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1997                   $  15,002         $  98,569         $  (1,910)         $  (4,892)         $ 106,769
Capital contribution (note 7)                       --            94,527                --                 --             94,527
Comprehensive income (loss) (note 4)                --                --              (754)             2,655              1,901
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                   $  15,002         $ 193,096         $  (2,664)         $  (2,237)         $ 203,197
Capital contribution (note 7)                       --             2,500                --                 --              2,500
Comprehensive income (loss) (note 4)                --                --            21,920             (2,446)            19,474
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999                   $  15,002         $ 195,596         $  19,256          $  (4,683)         $ 225,171
================================================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS


FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                                      1999            1998            1997
-----------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net Income (Loss)                                                             $  21,920       $    (754)      $  (3,636)
Adjustments to reconcile net income (loss) to net cash provided by (used
in) operating activities:
     Additions (deductions)  to policy liabilities and accruals                   6,563         (36,217)         (2,147)
     Deferred acquisition costs                                                 (39,540)        (43,065)        (33,544)
     Amortization of deferred acquisition costs                                   2,718           9,266           4,860
     Realized (gains) losses on investments                                      (1,051)            206            (118)
     (Increases) decreases  to deferred  income taxes                              (592)         (1,796)          2,730
     Income taxes                                                                13,787           3,014           4,870
     Other                                                                        2,866              53           2,788
-----------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                           $   6,671       $ (69,293)      $ (24,197)
-----------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Fixed-maturity securities sold, matured or repaid                             $   1,193       $  27,852       $  73,772
Fixed-maturity securities purchased                                             (29,498)         (6,429)        (89,763)
Equity securities sold                                                           20,284           8,555          10,586
Equity securities purchased                                                         (14)         (8,082)        (11,289)
Net change in short-term investments                                             (6,483)          1,671           4,558
Net policy loans advanced                                                        (6,854)         (4,647)         (4,851)
Guaranteed annuity contracts                                                         --              --         171,691
-----------------------------------------------------------------------------------------------------------------------
Net cash (used in) provided by investing activities                           $ (21,372)      $  18,920       $ 154,704
-----------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Receipts from variable universal life and annuity policies
     credited to policyholder account balances                                $  11,526       $   7,981       $   7,582
Withdrawals of policyholder account balances on
     variable universal life and annuity policies                                (3,231)         (5,410)         (3,252)
Bonds payable repaid                                                                 --              --        (158,760)
Issuance of promissory note                                                          --              --          33,000
Capital contribution                                                                 --          51,709              --
-----------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                           $   8,295       $  54,280       $(121,430)
-----------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS:
(Decrease) increase during the year                                              (6,406)          3,907           9,077
Balance, beginning of year                                                       23,789          19,882          10,805
-----------------------------------------------------------------------------------------------------------------------
BALANCE, END OF YEAR                                                          $  17,383       $  23,789       $  19,882
=======================================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 1999
                            (IN THOUSANDS OF DOLLARS)


1.       ORGANIZATION

         The Manufacturers Life Insurance Company of America (hereafter referred to as "ManAmerica" or the "Company") is a direct wholly-owned U.S. subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA"), which is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"), which in turn is a wholly-owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial."

         The Company issues and sells variable universal life insurance products in the United States. The Company also has a branch operation in Taiwan to develop and market traditional life insurance products for the Taiwanese market.

         The Company owns 100% of Manulife Holding Corporation ("Holdco"), an investment holding company. Holdco has primarily three wholly-owned subsidiaries, ManEquity Inc., a registered broker/dealer, Manufacturers Advisor Corporation ("MAC"), an investment fund management company, and Manulife Capital Corporation ("MCC"), an investment holding company.

         In October 1997, the Manufacturers Life Mortgage Securities Corporation ("MLMSC"), a subsidiary of Holdco, was absorbed into Holdco, and all of the assets and liabilities of MLMSC were transferred to Holdco at their respective book values. MLMSC had historically invested amounts received as repayments of mortgage loans in annuities issued by ManUSA. These annuities were collateral for the 8 1/4 % mortgage-backed bonds payable outstanding as at December 31, 1996. On March 1, 1997 the annuities matured and the proceeds were used to repay the bonds payable.

2.       SIGNIFICANT ACCOUNTING POLICIES

      a) BASIS OF PRESENTATION

         The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted ("GAAP") in the United States and include the accounts and operations, after intercompany eliminations, of the Company and its wholly-owned subsidiary, Holdco.

         The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

                  Certain reclassifications have been made to 1998 and 1997 financial information to conform to the 1999 presentation.

      b) RECENT ACCOUNTING STANDARDS

      i) In June 1998, the Financial Accounting Standards Board (FASB) issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). SFAS No. 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. The Statement also addresses contracts that contain embedded derivatives, such as certain insurance contracts. SFAS No. 133 requires that an entity recognizes all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. In July 1999, the FASB issued Statement 137, which delayed the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000. The Company is evaluating the accounting implications of SFAS No. 133 and has not determined its impact on the Company's results of operations or its financial condition.

     ii) In December 1997, the American Institute of Certified Public Accountant's Accounting Standards Executive Committee (AcSEC) issued Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." SOP 97-3 provides guidance on the recognition and measurement of liabilities for various assessments related to insurance activities, including those by state guaranty funds. The Company adopted SOP 97-3 during 1999. Prior to the adoption of SOP 97-3, the Company expensed and recognized liabilities for such assessments on a "pay-as-you-go" basis. The effect of adopting SOP 97-3 did not have a material impact on the results of operations and financial condition of the Company for the year ended December 31, 1999.

    iii) In March 1998, AcSEC issued SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 requires the capitalization of certain costs incurred in connection with developing or obtaining internal-use software. The Company adopted SOP 98-1 during 1999. Prior to the adoption of SOP 98-1, the Company expensed internal-use software-related costs as incurred. The effect of adopting SOP 98-1 did not have a material impact on the results of operations and financial condition of the Company for the year ended December 31, 1999.

     c)  INVESTMENTS

         The Company classifies all of its fixed maturity and equity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific identification method. Changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income after adjustments for deferred taxes and deferred acquisition costs. Discounts and premiums on investments are amortized using the effective interest method.

         Policy loans are reported at aggregate unpaid balances, which approximate fair value.

         Short-term investments include investments with maturities of less than one year at the date of acquisition.

     d)  CASH EQUIVALENTS

         The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

     e)  DEFERRED ACQUISITION COSTS (DAC)

         Commissions and other expenses, which vary with and are primarily related to the production of new business, are deferred to the extent recoverable and included as an asset. DAC associated with variable annuity and variable universal life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional life insurance policies is charged to expense over the premium paying period of the related policies. DAC is adjusted for the impact on estimated future gross profits assuming the unrealized gains or losses on securities had been realized at year-end. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, it is immediately expensed.

     f)  POLICYHOLDER LIABILITIES

         For variable annuity and variable universal life contracts, reserves equal the policyholder account value. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges and administrative expenses charged to the policyholders.

         Policyholder liabilities for traditional life insurance policies sold in Taiwan are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expense and interest rate yields that were established in the year of issue.

     g)  SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for variable annuity and variable universal life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements.

     h)  REVENUE RECOGNITION

         Fee income from variable annuity and variable universal life insurance policies consists of policy charges for the cost of insurance, expenses and surrender charges that have been assessed against the policy account balances. Policy charges that are designed to compensate the Company for future services are deferred and recognized in income over the period benefited, using the same assumptions used to amortize DAC. Premiums on long-duration life insurance contracts are recognized as revenue when due. Investment income is recorded when due.

     i)  EXPENSES

         Expenses for variable annuity and variable universal life insurance policies include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances.

     j)  REINSURANCE

         The Company is routinely involved in reinsurance transactions in order to minimize exposure to large risks. Life reinsurance is accomplished through various plans including yearly renewable term, coinsurance and modified coinsurance. Reinsurance premiums, policy charges for cost of insurance and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, fees and claims are reported net of reinsured amounts. Amounts paid with respect to ceded reinsurance contracts are reported as reinsurance receivables in other assets.

     k)  FOREIGN EXCHANGE

         The Company's Taiwanese branch balance sheet and statement of income are translated at the current exchange and average exchange rates for the year respectively. The resultant translation adjustments are included in accumulated other comprehensive income.

     l)  INCOME TAX

         Income taxes have been provided for in accordance with SFAS No. 109 "Accounting for Income Taxes." The Company joins ManUSA, Manulife Reinsurance Corporation ("MRC") and Manulife Reinsurance Limited ("MRL") in filing a U.S. consolidated income tax return as a life insurance group under provisions of the Internal Revenue Code. In accordance with an income tax sharing agreement, the Company's income tax provision (or benefit) is computed as if the Company filed a separate income tax return. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable to the Company, provided the consolidated group utilizes such benefits currently. Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Income taxes recoverable represents amounts due from ManUSA in connection with the consolidated return.

3.       INVESTMENTS AND INVESTMENT INCOME

     a)  FIXED-MATURITY AND EQUITY SECURITIES

         At December 31, 1999 and 1998, all fixed-maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:

                                                                     GROSS                    GROSS
                                         AMORTIZED COST            UNREALIZED               UNREALIZED               FAIR VALUE
         AS AT DECEMBER 31,                                          GAINS                    LOSSES
         ($ thousands)                   1999         1998       1999         1998       1999          1998        1999         1998
         ---------------------------------------------------------------------------------------------------------------------------
         FIXED-MATURITY SECURITIES:
         U.S. government              $50,714      $27,349    $    --      $ 2,578    $  (936)      $    --     $49,778      $29,927
         Foreign governments           13,218        9,353        385          709         --            --      13,603       10,062
         Corporate                      9,848        8,546         39          719       (187)           --       9,700        9,265
         ---------------------------------------------------------------------------------------------------------------------------
         Total fixed-maturity
           securities                 $73,780      $45,248    $   424      $ 4,006    $(1,123)      $    --     $73,081      $49,254
         ===========================================================================================================================
         Equity securities            $    --      $19,219    $    --      $ 3,217    $    --       $(1,912)    $    --      $20,524
         ===========================================================================================================================

         There were no sales of fixed-maturity securities during 1999. Proceeds from sales of fixed-maturity securities were $26,105 and $70,914 for 1998 and 1997, respectively. Gross realized gains and gross realized losses on those sales were $362 and $107 for 1998 and, $955 and $837 for 1997, respectively.

         Proceeds from sales of equity securities during 1999 were $20,284 (1998 $8,555; 1997 $10,586). Gross gains of $1,051 and gross losses of $0 were realized on those sales (1998 $16 and $477; 1997 $0 and $0, respectively).

         The contractual maturities of fixed maturity securities at December 31, 1999 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.


         ($ thousands)                                                          AMORTIZED COST        FAIR VALUE
         -------------------------------------------------------------------------------------------------------
         Fixed maturity securities
              One year or less                                                     $  1,743            $ 1,772
              Greater than 1; up to 5 years                                          27,321             27,185
              Greater than 5; up to 10 years                                         29,468             28,549
              Due after 10 years                                                     15,248             15,575
         -----------------------------------------------------------------------------------------------------
         TOTAL FIXED MATURITY SECURITIES                                           $ 73,780            $73,081
         -----------------------------------------------------------------------------------------------------

     b)  INVESTMENT INCOME

         Income by type of investment was as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                              1999        1998        1997
         -----------------------------------------------------------------------
         Fixed maturity securities                $3,686      $4,078      $4,545
         Equity securities                            --         227         331
         Guaranteed annuity contracts                 --          --       2,796
         Other investments                         3,371       2,082         772
         -----------------------------------------------------------------------
         Gross investment income                   7,057       6,387       8,444
         -----------------------------------------------------------------------
         Investment expenses                         273         259         169
         -----------------------------------------------------------------------
         NET INVESTMENT INCOME                    $6,784      $6,128      $8,275
         =======================================================================

4.       COMPREHENSIVE INCOME

         Total comprehensive income was as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                                        1999           1998           1997
         -------------------------------------------------------------------------------------------------------
         NET INCOME (LOSS)                                                $ 21,920       $   (754)      $ (3,636)
         -------------------------------------------------------------------------------------------------------
         OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
         Unrealized holding gains (losses) arising during the period        (3,965)         2,435         (1,030)
         Reclassification adjustment for realized gains and losses
             included in net income (loss)                                     683            134             77
         Foreign currency translation                                          836             86         (5,272)
         -------------------------------------------------------------------------------------------------------
         Other comprehensive income (loss)                                  (2,446)         2,655         (6,225)
         -------------------------------------------------------------------------------------------------------
         COMPREHENSIVE INCOME (LOSS)                                      $ 19,474       $  1,901       $ (9,861)
         -------------------------------------------------------------------------------------------------------

         Other comprehensive income (loss) is reported net of taxes recoverable (payable) of $1,767, ($1,430), and $513 for 1999, 1998, and 1997,
         respectively.

         Accumulated other comprehensive income is comprised of the following:

         AS AT DECEMBER 31
         ($ thousands)                                                                     1999             1998
         -------------------------------------------------------------------------------------------------------
         UNREALIZED GAINS (LOSSES):
              Beginning balance                                                         $ 2,949         $   380
              Current period change                                                      (3,282)          2,569
         -------------------------------------------------------------------------------------------------------
              Ending balance                                                            $  (333)        $ 2,949
         -------------------------------------------------------------------------------------------------------
         FOREIGN CURRENCY:
              Beginning balance                                                         $(5,186)        $(5,272)
              Current period change                                                         836              86
         -------------------------------------------------------------------------------------------------------
              Ending balance                                                            $(4,350)        $(5,186)
         -------------------------------------------------------------------------------------------------------
         ACCUMULATED OTHER COMPREHENSIVE LOSS                                           $(4,683)        $(2,237)
         =======================================================================================================

5.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                     1999            1998            1997
         --------------------------------------------------------------------------------------
         Balance at January 1,                        $ 163,506       $ 130,355       $ 102,610
         Capitalization                                  39,540          43,065          33,544
         Accretion of interest                           14,407          11,417           9,357
         Amortization                                   (17,125)        (20,683)        (14,217)
         Effect of net unrealized gains (losses)
              on securities available for sale            1,039            (784)          1,268
         Foreign currency                                   275             136          (2,207)
         --------------------------------------------------------------------------------------
         BALANCE AT DECEMBER 31                       $ 201,642       $ 163,506       $ 130,355
         ======================================================================================


6.       INCOME TAXES

         Components of income tax (expense) benefit were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                                            1999          1998          1997
         ---------------------------------------------------------------------------------------------------------
         Current (expense) benefit                                             $(13,178)     $(1,404)      $ 3,207
         Deferred (expense) benefit                                                 592        1,796        (2,730)
         ---------------------------------------------------------------------------------------------------------
         TOTAL (EXPENSE) BENEFIT                                               $(12,586)     $   392       $   477
         =========================================================================================================

         Income before federal income taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, policy acquisition costs, and differences in reserves for policy and contract liabilities for tax and financial reporting purposes.

         The Company's deferred income tax asset (liability), which results from tax effecting the differences between financial statement values and tax values of assets and liabilities at each balance sheet date, relates to the following:

         AS AT DECEMBER 31
         ($ thousands)                                                                        1999           1998
         ----------------------------------------------------------------------------------------------------------
         DEFERRED TAX ASSETS:
              Differences in computing policy reserves                                    $ 47,884         $ 38,888
              Investments                                                                      246              708
              Other deferred tax assets                                                      2,768              333
         ----------------------------------------------------------------------------------------------------------
         Deferred tax assets                                                              $ 50,898         $ 39,929
         ----------------------------------------------------------------------------------------------------------
         DEFERRED TAX LIABILITIES:
              Deferred acquisition costs                                                  $ 49,103         $ 38,778
              Investments                                                                      136            1,859
              Policyholder dividends payable                                                    63               55
         ----------------------------------------------------------------------------------------------------------
         Deferred tax liabilities                                                         $ 49,302         $ 40,692
         ----------------------------------------------------------------------------------------------------------
         NET DEFERRED TAX ASSETS (LIABILITIES)                                            $  1,596         $   (763)
         ==========================================================================================================

         At December 31, 1999, the consolidated group has utilized all available operating loss carryforwards and net capital loss carryforwards. The losses of the Company, MRC and ManUSA may be used to offset the ordinary and capital gain income of MRL. However, losses of MRL may not be used to offset the income of the other members of the consolidated group.

7.       CAPITAL AND SURPLUS

         The Company has two classes of capital stock, as follows:

          AS AT DECEMBER 31:
          ($ thousands, except per share amounts)                1999         1998
          ------------------------------------------------------------------------
          AUTHORIZED:
              5,000,000 Common shares, Par value $1
              5,000,000 Preferred shares, Par value $100
          ISSUED AND OUTSTANDING:
              4,501,861 Common shares                         $ 4,502      $ 4,502
                 105,000 Preferred shares                      10,500       10,500
          ------------------------------------------------------------------------
          TOTAL                                               $15,002      $15,002
          ========================================================================

         On January 29, 1999 and in exchange for one common share, ManUSA contributed $1,722 that represented a receivable from a subsidiary to the Company. On April 15, 1999, ManUSA contributed an additional amount receivable of $778 from a subsidiary to the Company, which was recorded as a capital contribution.

         In 1998, the outstanding promissory note in the amount of $33,000 plus interest at 6.95% issued on December 5, 1997 payable to ManUSA was discharged and the amount due of $34,318 ($33,000 plus interest of $1,318) was recorded as a capital contribution.

         On December 31, 1998, the Company issued one common share to ManUSA in exchange for a capital contribution of $60,209. Included in this capital contribution was the discharge of the surplus debenture in the amount of $8,500 issued on December 31, 1995 to ManUSA.

         The Company is subject to statutory limitations on the payment of dividends to its Parent. Under Michigan Insurance Law, the payment of dividends to shareholders is restricted to the surplus earnings of the Company, unless prior approval is obtained from the Michigan Insurance Bureau.

         The aggregate statutory capital and surplus of the Company at December 31, 1999 was $137,039 (1998 $121,799). The aggregate statutory net income (loss) of the Company for the year ended 1999 was $5,770 (1998 $(23,491); 1997 $(2,550)). State regulatory authorities prescribe statutory accounting practices that differ in certain respects from accounting principles generally accepted in the United States followed by stock life insurance companies. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances and reserve calculation assumptions.

8.       FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and the estimated fair values of certain of the Company's financial instruments at December 31, 1999 were as follows:

                                                       CARRYING       ESTIMATED
         ($ thousands)                                  VALUE         FAIR VALUE
         -----------------------------------------------------------------------
         ASSETS:
             Fixed-maturity securities                 $ 73,081       $  73,081
             Short-term investments                       6,942           6,942
             Policy loans                                26,174          26,174
             Cash and cash equivalents                   17,383          17,383
         ----------------------------------------------------------------------

         The following methods and assumptions were used to estimate the fair values of the above financial instruments:

         FIXED-MATURITY SECURITIES: Fair values of fixed maturity securities were based on quoted market prices, where available. Fair values were estimated using values obtained from independent pricing services.

         SHORT-TERM INVESTMENTS AND CASH AND CASH EQUIVALENTS: Carrying values approximate fair values.

         POLICY LOANS: Carrying values approximate fair values.

9.       RELATED PARTY TRANSACTIONS

         The Company has formal service agreements with MLI and ManUSA which can be terminated by any party upon two months' notice. Under the agreements, the Company will pay direct operating expenses incurred each year by MLI and ManUSA on its behalf. Services provided under the agreement include legal, actuarial, investment, data processing and certain other administrative services. Costs incurred under these agreements were $28,214, $34,070 and $32,733 in 1999, 1998 and 1997 respectively. At December 31, 1999 and 1998, the Company had a net receivable from MLI and ManUSA for these services of $2,552 and $2,617, respectively. In addition, there were $10,489, $12,817 and $11,249 of agents bonuses allocated to the Company during 1999, 1998 and 1997, respectively, which are included in deferred acquisition costs.

         The Company shares office facilities and personnel with its affiliates. Such shared costs and expenses are allocated to the Company and its subsidiaries based on time and usage studies; such allocations would vary depending on the assumptions underlying those studies.

         The Company has several reinsurance agreements with affiliated companies which may be terminated upon the specified notice by either party. These agreements are summarized as follows:

         (a) The Company cedes the risk in excess of $25 per life on its variable and single premium variable life products to MRC under the terms of an automatic reinsurance agreement. Under the same treaty the Company cedes a substantial portion of its risk on its flexible premium variable life and variable universal life policies via stop loss reinsurance.

         (b) The Company cedes the excess of a $10 million retention limit up to the consolidated group retention limit of $15 million on survivorship cases via yearly-renewable-term (YRT) reinsurance. Effective February 28, 1999, the Company recaptured the excess of the $10 million retention limit up to the consolidated group retention limit of $15 million on survivorship cases, effectively retaining the full $15 million.

         (c) The Company cedes the risk in excess of NTD$2,500 per life on its Taiwan individual and group life business to MRL under the terms of a YRT reinsurance agreement. The Company also cedes a small portion of the Taiwan accident and health business under the same treaty.

         (d) On December 31, 1998, the coinsurance treaties under which the Company had assumed two blocks of insurance from ManUSA were terminated. The Company's risk under these treaties was limited to $100 of initial face amount per claim plus a pro-rata share of any increase in face amount. Upon the termination of the treaties, the Company paid consideration in the amount of approximately $41.0 million to ManUSA and policyholder reserves totaling $41.0 million were recaptured by ManUSA. No gain or loss resulted from the termination of these treaties.

         Selected amounts relating to the above treaties reflected in the financial statements are as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                            1999         1998         1997
         -----------------------------------------------------------------------
         Life and annuity premiums assumed     $    --      $    48      $   509
         Life and annuity premiums ceded            84           76           69
         Policy reserves assumed                    --           --       40,975
         Policy reserves ceded                      84          145          130
         -----------------------------------------------------------------------

         Reinsurance recoveries on ceded reinsurance contracts to affiliates were $0, $0 and $3,972 during 1999, 1998 and 1997 respectively.

         The Company and MLI have entered into an agreement whereby MLI provides a claim-paying guarantee to the Company's U.S. policyholders. This claims paying guarantee does not apply to the Company's separate account contract holders


10.      REINSURANCE

         In the normal course of business, the Company cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations.

         The effects of reinsurance on premiums were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                              1999          1998      1997
         -----------------------------------------------------------------------
         Direct premiums                         $10,699       $9,723     $8,607
         Reinsurance ceded                           430          405        440
         -----------------------------------------------------------------------
         TOTAL PREMIUMS                          $10,269       $9,318     $8,167
         =======================================================================

         Reinsurance recoveries on ceded reinsurance contracts with unrelated insurance companies were $1,707, $1,362 and $909 during 1999, 1998 and 1997 respectively.


11.      CONTINGENCIES

         The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

                                        Audited Financial Statements

                                      The Manufacturers Life Insurance
                                             Company of America
                                           Separate Account Three

                                   Years ended December 31, 1999 and 1998
                                     with Report of Independent Auditors

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Audited Financial Statements

                     Years ended December 31, 1999 and 1998



                                    CONTENTS


Report of Independent Auditors .......................................    1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity ......................    2
Statements of Operations and Changes in Contract Owners' Equity ......    3
Notes to Financial Statements ........................................   20

                         Report of Independent Auditors


To the Contract Owners of
The Manufacturers Life Insurance Company of America Separate Account Three

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company of America Separate Account Three as of December 31, 1999, and the related statements of operations and changes in contract owners' equity for each of the years presented therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of America Separate Account Three at December 31, 1999, and the results of its operations and the changes in its contract owners' equity for each of the years presented therein, in conformity with accounting principles generally accepted in the United States.


                                           /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 4, 2000

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                 Statement of Assets and Contract Owners' Equity

                                December 31, 1999

ASSETS
Investments at market value:
   Sub-Accounts:
     Emerging Small Company Trust - 2,517,667 shares (cost $56,962,368)                  $    102,569,738
     Quantitative Equity Trust - 2,196,609 shares (cost $45,559,122)                           61,856,519
     Real Estate Securities Trust - 1,477,344 shares (cost $23,848,502)                        19,042,967
     Balanced Trust - 2,545,029 shares (cost $44,680,885)                                      45,352,416
     Money Market Trust - 4,560,198 shares (cost $45,601,979)                                  45,601,979
     International Stock Trust - 1,869,719 shares (cost $24,478,165)                           28,849,762
     Pacific Rim Emerging Markets Trust - 966,004 shares (cost $8,342,994)                     10,510,125
     Equity Index Trust - 4,134,764 shares (cost $62,832,544)                                  74,963,275
     Mid-Cap Blend Trust - 1,492,254 shares (cost $29,249,089)                                 32,680,369
     Equity Income Trust - 1,290,059 shares (cost $21,117,300)                                 21,995,504
     Growth and Income Trust - 1,440,865 shares (cost $36,292,994)                             47,073,070
     U.S. Government Securities Trust - 344,314 shares (cost $4,625,047)                        4,558,716
     Diversified Bond Trust - 161,123 shares (cost $1,790,492)                                  1,743,348
     Income and Value Trust - 368,281 shares (cost $4,665,689)                                  4,754,507
     Large Cap Growth Trust - 387,122 shares (cost $5,648,402)                                  6,670,104
     Blue Chip Growth Trust - 1,192,225 shares (cost $21,692,475)                              25,799,741
     Science & Technology Trust - 731,524 shares (cost $19,630,490)                            26,459,240
     Aggressive Growth Trust - 141,861 shares (cost $1,984,755)                                 2,459,870
     Mid Cap Growth Trust - 561,194 shares (cost $10,615,373)                                  13,968,112
     Global Equity Trust - 393,659 shares (cost $7,272,197)                                     7,396,859
     Growth Trust - 545,075 shares (cost $11,809,846)                                          14,651,615
     Value Trust - 384,206 shares (cost $5,651,036)                                             5,083,047
     Overseas Trust - 274,645 shares (cost $3,839,581)                                          4,372,356
     High Yield Trust - 297,754 shares (cost $4,001,847)                                        3,823,158
     Strategic Bond Trust - 312,508 shares (cost $3,604,143)                                    3,481,336
     Global Bond Trust - 49,407 shares (cost $581,723)                                            573,117
     Investment Quality Bond Trust - 1,998,001 shares (cost $23,473,710)                       23,176,815
     Lifestyle Aggressive 1000 Trust - 271,956 shares (cost $3,649,495)                         3,954,235
     Lifestyle Growth 820 Trust - 1,361,688 shares (cost $18,622,072)                          20,670,423
     Lifestyle Balanced 640 Trust - 578,378 shares (cost $7,644,416)                            8,236,104
     Lifestyle Moderate 460 Trust - 90,296 shares (cost $1,225,026)                             1,275,882
     Lifestyle Conservative 280 Trust - 8,760 shares (cost $117,186)                              115,194
     International Small Cap Trust - 196,412 shares (cost $3,969,765)                           5,530,970
     Small Company Value Trust - 89,699 shares (cost $1,001,311)                                1,100,603
     U.S. Large Cap Value Trust - 147,502 shares (cost $1,798,067)                              1,893,930
     Mid Cap Stock Trust - 14,777 shares (cost $178,958)                                          186,188
     Small Company Blend Trust - 24,215 shares (cost $340,466)                                    381,629
     International Value Trust - 35,241 shares (cost $423,664)                                    457,427
     Total Return Trust - 38,766 shares (cost $479,173)                                           479,537
                                                                                         ----------------
Total assets                                                                             $    683,749,787
                                                                                         ================

CONTRACT OWNERS' EQUITY
Variable life contracts                                                                  $    683,749,787
                                                                                         ================

See accompanying notes.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

         Statements of Operations and Changes in Contract Owners' Equity




                                                                              SUB-ACCOUNT
                                               -------------------------------------------------------------------------
                                                     EMERGING SMALL COMPANY                   QUANTITATIVE EQUITY
                                               -------------------------------------------------------------------------
                                                 YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                 DEC. 31/99          DEC. 31/98         DEC. 31/99           DEC. 31/98
                                               -------------------------------------------------------------------------
Income:
   Net investment income during
     the year                                  $     931,296       $     995,471       $   5,044,334       $   5,169,494
   Realized gain (loss) during the year            2,234,670           1,245,244           3,505,103           1,617,119
   Unrealized appreciation (depreciation)
     during the year                              40,955,434          (2,091,940)          2,911,530           3,915,612
                                               -------------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                     44,121,400             148,775          11,460,967          10,702,225
                                               -------------------------------------------------------------------------

Changes from principal transactions:
   Transfer of net premiums                        9,489,193          12,733,443           7,800,323           7,242,095
   Transfer on termination                        (8,527,672)         (6,445,689)         (5,396,356)         (3,997,775)
   Transfer on policy loans                         (504,673)           (218,046)           (474,041)           (273,706)
   Net interfund transfers                        (8,765,065)         (5,805,034)         (3,728,101)         (1,628,360)
                                               -------------------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                         (8,308,217)            264,674          (1,798,175)          1,342,254
                                               -------------------------------------------------------------------------
Total increase (decrease) in assets               35,813,183             413,449           9,662,792          12,044,479

Assets beginning of year                          66,756,555          66,343,106          52,193,727          40,149,248
                                               -------------------------------------------------------------------------
Assets end of year                             $ 102,569,738       $  66,756,555       $  61,856,519       $  52,193,727
                                               =========================================================================

See accompanying notes.

                                               SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
     REAL ESTATE SECURITIES                      BALANCED                         CAPITAL GROWTH BOND
-----------------------------------------------------------------------------------------------------------
  YEAR ENDED         YEAR ENDED        YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
  DEC. 31/99         DEC. 31/98        DEC. 31/99         DEC. 31/98         DEC. 31/99         DEC. 31/98
-----------------------------------------------------------------------------------------------------------


$  1,081,197       $  3,092,425       $  3,363,625       $  5,710,136       $  1,504,363       $  1,051,960
      82,415            381,699          1,479,053            686,522           (404,112)           351,921

  (2,907,686)        (7,717,257)        (5,660,915)          (293,599)        (1,309,718)           110,113
-----------------------------------------------------------------------------------------------------------

  (1,744,074)        (4,243,133)          (818,237)         6,103,059           (209,467)         1,513,994
-----------------------------------------------------------------------------------------------------------

   3,182,121          5,859,264          5,916,660          7,177,808          1,253,415          3,364,775
  (2,092,541)        (2,117,340)        (5,526,738)        (4,188,769)          (627,273)        (1,655,470)
    (117,862)           (77,402)          (340,550)          (150,786)           (25,224)           (32,638)
  (2,881,180)        (2,327,888)        (4,108,655)          (534,390)       (21,636,729)          (584,488)
-----------------------------------------------------------------------------------------------------------

  (1,909,462)         1,336,634         (4,059,283)         2,303,863        (21,035,811)         1,092,179
-----------------------------------------------------------------------------------------------------------
  (3,653,536)        (2,906,499)        (4,877,520)         8,406,922        (21,245,278)         2,606,173

  22,696,503         25,603,002         50,229,936         41,823,014         21,245,278         18,639,105
-----------------------------------------------------------------------------------------------------------
$ 19,042,967       $ 22,696,503       $ 45,352,416       $ 50,229,936       $         --       $ 21,245,278
===========================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)





                                                                           SUB-ACCOUNT
                                               ---------------------------------------------------------------------
                                                           MONEY                             INTERNATIONAL
                                                           MARKET                                STOCK
                                               ---------------------------------------------------------------------
                                                YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                DEC. 31/99         DEC. 31/98         DEC. 31/99         DEC. 31/98
                                               ---------------------------------------------------------------------
Income:
   Net investment income during
     the year                                  $  1,699,216       $  1,481,440       $  2,378,902       $    313,529
   Realized gain (loss) during the year                  --                 --          1,389,951            674,744
   Unrealized appreciation (depreciation)
     during the year                                     --                 --          2,728,312          1,511,476
                                               ---------------------------------------------------------------------
Net increase (decrease) in assets
   from operations                                1,699,216          1,481,440          6,497,165          2,499,749
                                               ---------------------------------------------------------------------

Changes in principal transactions:
   Transfer of net premiums                      29,641,080         22,297,227          3,991,679          4,538,425
   Transfer on termination                       (5,654,160)        (3,358,411)        (1,409,171)        (1,187,826)
   Transfer on policy loans                         266,827           (384,658)          (245,714)           (59,954)
   Net interfund transfers                      (12,059,047)       (17,755,116)          (561,839)          (574,437)
                                               ---------------------------------------------------------------------
Net increase (decrease) in assets
   from principal transactions                   12,194,700            799,042          1,774,955          2,716,208
                                               ---------------------------------------------------------------------
Total increase (decrease) in assets              13,893,916          2,280,482          8,272,120          5,215,957

Assets beginning of year                         31,708,063         29,427,581         20,577,642         15,361,685
                                               ---------------------------------------------------------------------
Assets end of year                             $ 45,601,979       $ 31,708,063       $ 28,849,762       $ 20,577,642
                                               =====================================================================

See accompanying notes.

                                                SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
      PACIFIC RIM EMERGING
            MARKETS                            EQUITY INDEX                          MID-CAP BLEND
-----------------------------------------------------------------------------------------------------------
 YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
 DEC. 31/99         DEC. 31/98         DEC. 31/99         DEC. 31/98         DEC. 31/99         DEC. 31/98
-----------------------------------------------------------------------------------------------------------

$    188,217       $         --       $  1,825,519       $  1,392,501       $  3,059,165       $  3,871,537

   1,967,184         (2,620,543)         3,651,616            603,079           (531,319)          (152,838)

   1,745,251          2,542,198          5,860,560          5,782,122          4,461,702         (1,767,849)
-----------------------------------------------------------------------------------------------------------

   3,900,652            (78,345)        11,337,695          7,777,702          6,989,548          1,950,850
-----------------------------------------------------------------------------------------------------------

   1,679,389          1,563,148         18,917,139         12,850,700          5,041,183          5,682,311
    (471,769)          (436,588)        (4,357,423)        (2,024,088)        (1,858,127)        (1,536,387)
     (33,384)           (15,173)          (494,140)          (475,140)          (108,303)           (34,034)
    (185,077)           229,348          5,753,290          6,006,985         (1,877,218)            19,738
-----------------------------------------------------------------------------------------------------------

     989,159          1,340,735         19,818,866         16,358,457          1,197,535          4,131,628
-----------------------------------------------------------------------------------------------------------

   4,889,811          1,262,390         31,156,561         24,136,159          8,187,083          6,082,478

   5,620,314          4,357,924         43,806,714         19,670,555         24,493,286         18,410,808
-----------------------------------------------------------------------------------------------------------
$ 10,510,125       $  5,620,314       $ 74,963,275       $ 43,806,714       $ 32,680,369       $ 24,493,286
===========================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)





                                                                           SUB-ACCOUNT
                                               ---------------------------------------------------------------------
                                                        EQUITY INCOME                      GROWTH AND INCOME
                                               ---------------------------------------------------------------------
                                                YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                DEC. 31/99         DEC. 31/98         DEC. 31/99         DEC. 31/98
                                               ---------------------------------------------------------------------
Income:
   Net investment income during
     the year                                  $  1,458,179       $    976,745       $  1,278,189       $  1,500,080
   Net realized gain (loss)
     during the year                                374,940            287,480          1,264,337            800,716
   Unrealized appreciation (depreciation)
     during the year                             (1,255,027)           218,367          4,417,624          3,851,331
                                               ---------------------------------------------------------------------
Net increase (decrease) in assets
   from operations                                  578,092          1,482,592          6,960,150          6,152,127
                                               ---------------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                       3,893,423          3,243,426          7,477,562          6,862,398
   Transfer on termination                       (1,286,389)        (1,437,923)        (3,261,292)        (1,576,405)
   Transfer on policy loans                         (77,443)           (98,668)          (176,590)           (46,701)
   Net interfund transfers                          311,991            563,898          2,945,525          2,330,998
                                               ---------------------------------------------------------------------
Net increase (decrease) in assets
   from principal transactions                    2,841,582          2,270,733          6,985,205          7,570,290
                                               ---------------------------------------------------------------------

Total increase (decrease) in assets               3,419,674          3,753,325         13,945,355         13,722,417

Assets beginning of year                         18,575,830         14,822,505         33,127,715         19,405,298
                                               ---------------------------------------------------------------------
Assets end of year                             $ 21,995,504       $ 18,575,830       $ 47,073,070       $ 33,127,715
                                               =====================================================================

See accompanying notes.

                                             SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT SECURITIES               DIVERSIFIED BOND                   INCOME AND VALUE
-----------------------------------------------------------------------------------------------------
 YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
 DEC. 31/99        DEC. 31/98        DEC. 31/99        DEC. 31/98        DEC. 31/99        DEC. 31/98
-----------------------------------------------------------------------------------------------------

$   143,586       $   109,401       $    96,499       $    72,830       $   408,866       $   247,923

     21,642            31,818            (9,175)            4,682            13,556            10,961

   (173,224)           39,816           (72,120)            7,436           (94,286)           81,935
-----------------------------------------------------------------------------------------------------

     (7,996)          181,035            15,204            84,948           328,136           340,819
-----------------------------------------------------------------------------------------------------

    933,102           664,545           561,745           176,976         1,638,769           895,345
   (302,051)         (154,411)          (59,417)          (52,005)         (330,215)         (208,435)
         75           (32,573)           (1,024)               --            (9,200)           (7,332)
    630,563           423,298           276,738            46,253             1,531           230,395
-----------------------------------------------------------------------------------------------------

  1,261,689           900,859           778,042           171,224         1,300,885           909,973
-----------------------------------------------------------------------------------------------------

  1,253,693         1,081,894           793,246           256,172         1,629,021         1,250,792

  3,305,023         2,223,129           950,102           693,930         3,125,486         1,874,694
-----------------------------------------------------------------------------------------------------
$ 4,558,716       $ 3,305,023       $ 1,743,348       $   950,102       $ 4,754,507       $ 3,125,486
=====================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)





                                                                           SUB-ACCOUNT
                                               ---------------------------------------------------------------------
                                                      LARGE CAP GROWTH                      BLUE CHIP GROWTH
                                               ---------------------------------------------------------------------
                                                YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                DEC. 31/99         DEC. 31/98         DEC. 31/99         DEC. 31/98
                                               ---------------------------------------------------------------------
Income:
   Net investment income during
     the year                                  $    371,353       $    312,103       $    704,256       $     98,459
   Net realized gain (loss)
     during the year                                100,576             29,565            613,535            137,311
   Unrealized appreciation (depreciation)
     during the year                                677,804            179,177          2,347,320          1,520,566
                                               ---------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                     1,149,733            520,845          3,665,111          1,756,336
                                               ---------------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                       1,349,722            953,535          6,033,752          3,950,204
   Transfer on termination                         (310,785)          (257,332)        (1,605,280)          (422,824)
   Transfer on policy loans                         (20,962)            (9,000)          (118,582)           (27,578)
   Net interfund transfers                          876,677            193,464          7,106,796          1,683,424
                                               ---------------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                         1,894,652            880,667         11,416,686          5,183,226
                                               ---------------------------------------------------------------------

Total increase (decrease) in assets               3,044,385          1,401,512         15,081,797          6,939,562

Assets beginning of year                          3,625,719          2,224,207         10,717,944          3,778,382
                                               ---------------------------------------------------------------------
Assets end of year                             $  6,670,104       $  3,625,719       $ 25,799,741       $ 10,717,944
                                               =====================================================================

See accompanying notes.

                                                SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
      SCIENCE & TECHNOLOGY                   AGGRESSIVE GROWTH                    MID CAP GROWTH
-----------------------------------------------------------------------------------------------------------
 YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
 DEC. 31/99         DEC. 31/98         DEC. 31/99         DEC. 31/98         DEC. 31/99         DEC. 31/98
-----------------------------------------------------------------------------------------------------------
$  1,831,034       $         --       $         --       $         --       $    893,908       $         --

   2,759,418           (371,868)           201,319            (17,790)           465,497             39,039

   5,368,742          1,522,473            399,725             93,900          2,522,463            834,458
-----------------------------------------------------------------------------------------------------------

   9,959,194          1,150,605            601,044             76,110          3,881,868            873,497
-----------------------------------------------------------------------------------------------------------


   3,767,735          1,150,664            595,127            515,555          1,888,993          1,769,196
    (796,754)           (90,696)          (133,411)           (58,953)          (645,925)          (173,727)
     (98,286)           (13,553)              (156)           (11,158)           (17,003)            (9,934)
   8,691,040          1,674,262           (206,543)           520,806          2,996,672          1,932,598
-----------------------------------------------------------------------------------------------------------

  11,563,735          2,720,677            255,017            966,250          4,222,737          3,518,133
-----------------------------------------------------------------------------------------------------------

  21,522,929          3,871,282            856,061          1,042,360          8,104,605          4,391,630

   4,936,311          1,065,029          1,603,809            561,449          5,863,507          1,471,877
-----------------------------------------------------------------------------------------------------------
$ 26,459,240       $  4,936,311       $  2,459,870       $  1,603,809       $ 13,968,112       $  5,863,507
===========================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)


                                                                          SUB-ACCOUNT
                                               -----------------------------------------------------------------
                                                      WORLDWIDE GROWTH                     GLOBAL EQUITY
                                               -----------------------------------------------------------------
                                                YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                DEC. 31/99        DEC. 31/98        DEC. 31/99        DEC. 31/98
                                               -----------------------------------------------------------------
Income:
   Net investment income during
     the year                                  $    11,362       $     5,574       $   493,157       $   167,578
   Net realized gain (loss)
     during the year                                68,678            14,712          (155,359)          (35,168)
   Unrealized appreciation (depreciation)
     during the year                               (14,108)           18,500          (121,909)          214,456
                                               -----------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                       65,932            38,786           215,889           346,866
                                               -----------------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                        274,770           396,653         1,527,332         1,830,508
   Transfer on termination                         (16,702)          (41,648)         (386,590)         (146,797)
   Transfer on policy loans                        (11,284)           (6,172)          (21,561)           (6,447)
   Net interfund transfers                      (1,392,780)          377,034         1,818,979           750,096
                                               -----------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                       (1,145,996)          725,867         2,938,160         2,427,360
                                               -----------------------------------------------------------------
Total increase (decrease) in assets             (1,080,064)          764,653         3,154,049         2,774,226

Assets beginning of year                         1,080,064           315,411         4,242,810         1,468,584
                                               -----------------------------------------------------------------
Assets end of year                             $        --       $ 1,080,064       $ 7,396,859       $ 4,242,810
                                               =================================================================


See accompanying notes.

                                               SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
            GROWTH                                VALUE                                OVERSEAS
-----------------------------------------------------------------------------------------------------------
  YEAR ENDED         YEAR ENDED        YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
  DEC. 31/99         DEC. 31/98        DEC. 31/99         DEC. 31/98         DEC. 31/99         DEC. 31/98
-----------------------------------------------------------------------------------------------------------

$    447,543       $     95,683       $    160,502       $    117,791       $         --       $     51,082

     530,120            123,525            (36,495)            22,516            588,825             (4,342)

   2,359,746            466,535           (317,742)          (229,473)           485,470             86,563
-----------------------------------------------------------------------------------------------------------

   3,337,409            685,743           (193,735)           (89,166)         1,074,295            133,303
-----------------------------------------------------------------------------------------------------------


   2,817,768          3,294,658          1,586,580          1,600,753            516,783            515,640
    (500,367)          (107,258)          (292,517)          (117,194)           (73,681)           (50,349)
     (74,903)           (38,221)            (4,081)           (12,965)           (14,262)            (2,253)
   2,324,764          1,662,737            419,572          1,104,824          1,464,007             23,545
-----------------------------------------------------------------------------------------------------------

   4,567,262          4,811,916          1,709,554          2,575,418          1,892,847            486,583
-----------------------------------------------------------------------------------------------------------

   7,904,671          5,497,659          1,515,819          2,486,252          2,967,142            619,886

   6,746,944          1,249,285          3,567,228          1,080,976          1,405,214            785,328
-----------------------------------------------------------------------------------------------------------
$ 14,651,615       $  6,746,944       $  5,083,047       $  3,567,228       $  4,372,356       $  1,405,214
===========================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)



                                                                          SUB-ACCOUNT
                                               -----------------------------------------------------------------
                                                         HIGH YIELD                       STRATEGIC BOND
                                               -----------------------------------------------------------------
                                                YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                DEC. 31/99        DEC. 31/98        DEC. 31/99        DEC. 31/98
                                               -----------------------------------------------------------------
Income:
   Net investment income during
     the year                                  $   340,814       $   151,912       $   204,203       $    86,088
   Net realized gain (loss)
     during the year                               (57,295)           (7,914)          (74,383)          (17,942)
   Unrealized appreciation (depreciation)
     during the year                               (69,365)          (95,871)          (62,876)          (70,640)
                                               -----------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                      214,154            48,127            66,944            (2,494)
                                               -----------------------------------------------------------------

Changes from principal transactions:
   Transfer of net premiums                        799,494           943,552           747,221         1,272,907
   Transfer on termination                        (179,923)         (111,555)         (169,596)         (103,790)
   Transfer on policy loans                         (4,294)           (7,304)          (15,952)          (10,279)
   Net interfund transfers                         891,770           158,145           (49,496)        1,091,881
                                               -----------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                        1,507,047           982,838           512,177         2,250,719
                                               -----------------------------------------------------------------

Total increase (decrease) in assets              1,721,201         1,030,965           579,121         2,248,225

Assets beginning of year                         2,101,957         1,070,992         2,902,215           653,990
                                               -----------------------------------------------------------------
Assets end of year                             $ 3,823,158       $ 2,101,957       $ 3,481,336       $ 2,902,215
                                               =================================================================


See accompanying notes.

                                               SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
           GLOBAL BOND                    INVESTMENT QUALITY BOND              LIFESTYLE AGGRESSIVE 1000
-----------------------------------------------------------------------------------------------------------
 YEAR ENDED          YEAR ENDED        YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
 DEC. 31/99          DEC. 31/98        DEC. 31/99         DEC. 31/98         DEC. 31/99         DEC. 31/98
-----------------------------------------------------------------------------------------------------------

$     43,890       $     27,334       $    115,157       $     20,278       $    178,067       $    168,006

     (70,367)            (8,230)          (118,167)             6,554            (51,566)            (9,962)

     (14,905)             2,498           (330,836)            27,852            371,856            (56,069)
-----------------------------------------------------------------------------------------------------------

     (41,382)            21,602           (333,846)            54,684            498,357            101,975
-----------------------------------------------------------------------------------------------------------

     124,531            143,923          2,534,307            443,446          1,220,401          1,299,712
     (33,062)           (17,835)        (1,228,511)           (45,715)          (711,359)          (258,375)
         (11)            (6,107)           (45,188)           (46,096)            (3,817)           (26,714)
    (117,727)           277,425         20,819,872            762,855           (911,439)           316,522
-----------------------------------------------------------------------------------------------------------

     (26,269)           397,406         22,080,480          1,114,490           (406,214)         1,331,145
-----------------------------------------------------------------------------------------------------------

     (67,651)           419,008         21,746,634          1,169,174             92,143          1,433,120

     640,768            221,760          1,430,181            261,007          3,862,092          2,428,972
-----------------------------------------------------------------------------------------------------------
$    573,117       $    640,768       $ 23,176,815       $  1,430,181       $  3,954,235       $  3,862,092
===========================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)



                                                                          SUB-ACCOUNT
                                               ---------------------------------------------------------------------
                                                    LIFESTYLE GROWTH 820                 LIFESTYLE BALANCED 640
                                               ---------------------------------------------------------------------
                                                YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                DEC. 31/99         DEC. 31/98         DEC. 31/99         DEC. 31/98
                                               ---------------------------------------------------------------------
Income:
   Net investment income during
     the year                                  $    962,278       $    629,682       $    396,729       $    189,230
   Net realized gain (loss)
     during the year                                (74,308)           (19,242)           (30,994)            (1,929)
   Unrealized appreciation (depreciation)
     during the year                              1,958,069            115,020            510,201             37,708
                                               ---------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                     2,846,039            725,460            875,936            225,009
                                               ---------------------------------------------------------------------

Changes from principal transactions:
   Transfer of net premiums                       5,461,863          7,009,770          3,129,737          2,223,707
   Transfer on termination                       (1,622,631)          (827,050)        (1,094,958)          (520,437)
   Transfer on policy loans                        (279,099)          (176,891)           (64,221)           (28,495)
   Net interfund transfers                       (1,593,145)         3,867,109           (306,459)         1,672,788
                                               ---------------------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                         1,966,988          9,872,938          1,664,099          3,347,563
                                               ---------------------------------------------------------------------

Total increase (decrease) in assets               4,813,027         10,598,398          2,540,035          3,572,572

Assets beginning of year                         15,857,396          5,258,998          5,696,069          2,123,497
                                               ---------------------------------------------------------------------
Assets end of year                             $ 20,670,423       $ 15,857,396       $  8,236,104       $  5,696,069
                                               =====================================================================


See accompanying notes.

                                             SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
    LIFESTYLE MODERATE 460            LIFESTYLE CONSERVATIVE 280           INTERNATIONAL SMALL CAP
-----------------------------------------------------------------------------------------------------
 YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
 DEC. 31/99        DEC. 31/98        DEC. 31/99        DEC. 31/98        DEC. 31/99        DEC. 31/98
-----------------------------------------------------------------------------------------------------

$    49,688       $    20,025       $    11,447       $       552       $     9,451       $     5,687

     (1,920)           (8,653)            1,866             1,625         1,126,604           (30,291)

     30,959            19,892            (7,716)            5,695         1,360,161           240,125
-----------------------------------------------------------------------------------------------------

     78,727            31,264             5,597             7,872         2,496,216           215,521
-----------------------------------------------------------------------------------------------------


    324,816           287,313            42,811            35,078           826,503           923,655
    (80,708)          (25,583)           (8,329)           (3,934)         (206,773)          (94,819)
    (61,993)               --                --                --           (11,684)          (11,877)
    336,696           282,970           (32,902)           67,660          (266,727)          258,711
-----------------------------------------------------------------------------------------------------

    518,811           544,700             1,580            98,804           341,319         1,075,670
-----------------------------------------------------------------------------------------------------

    597,538           575,964             7,177           106,676         2,837,535         1,291,191

    678,344           102,380           108,017             1,341         2,693,435         1,402,244
-----------------------------------------------------------------------------------------------------
$ 1,275,882       $   678,344       $   115,194       $   108,017       $ 5,530,970       $ 2,693,435
=====================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)





                                                                SUB-ACCOUNT
                                               -----------------------------------------------
                                                      SMALL COMPANY              U.S. LARGE
                                                          VALUE                  CAP VALUE
                                               -----------------------------------------------
                                                  YEAR             PERIOD          PERIOD
                                                  ENDED            ENDED*          ENDED**
                                               DEC. 31/99        DEC. 31/98       DEC. 31/99
                                               -----------------------------------------------
Income:
   Net investment income during
     the year                                  $       305       $        --       $        --
   Net realized gain (loss)
     during the year                                 7,291            (3,492)               18
   Unrealized appreciation (depreciation)
     during the year                                88,627            10,664            95,862
                                               -----------------------------------------------
Net increase (decrease) in assets
   from operations                                  96,223             7,172            95,880
                                               -----------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                        398,042           183,290           373,681
   Transfer on termination                         (50,211)           (6,126)          (40,839)
   Transfer on policy loans                             --                --                --
   Net interfund transfers                         289,944           182,269         1,465,208
                                               -----------------------------------------------
Net increase (decrease) in assets from
   principal transactions                          637,775           359,433         1,798,050
                                               -----------------------------------------------

Total increase (decrease) in assets                733,998           366,605         1,893,930

Assets beginning of year                           366,605                --                --
                                               -----------------------------------------------
Assets end of year                             $ 1,100,603       $   366,605       $ 1,893,930
                                               ===============================================

* Reflects the period from commencement of operations May 1, 1998 through December 31, 1998.

** Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

See accompanying notes.

                SUB-ACCOUNT
-----------------------------------------
  MID CAP      SMALL COMPANY   INTERNATIONAL
  STOCK            BLEND           VALUE
-----------------------------------------
  PERIOD          PERIOD          PERIOD
 ENDED**         ENDED**         ENDED**
DEC. 31/99      DEC. 31/99      DEC. 31/99
-----------------------------------------
$      --       $   7,350       $      --

     (158)          1,781          (6,853)

    7,230          41,163          33,763
-----------------------------------------

    7,072          50,294          26,910
-----------------------------------------


  114,220         174,380          67,544
   (9,534)        (10,104)         (5,873)
       --              --              --
   74,430         167,059         368,846
-----------------------------------------

  179,116         331,335         430,517
-----------------------------------------

  186,188         381,629         457,427

       --              --              --
-----------------------------------------
$ 186,188       $ 381,629       $ 457,427
=========================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)




                                                 SUB-ACCOUNT
                                                -----------------------------------------------------
                                                 TOTAL RETURN                    TOTAL
                                                -----------------------------------------------------
                                                   PERIOD                YEAR                YEAR
                                                   ENDED**               ENDED               ENDED
                                                  DEC. 31/99          DEC. 31/99          DEC. 31/98
                                                -----------------------------------------------------
Income:
   Net investment income
     during the year                            $          --       $  31,693,647       $  28,132,536
   Net realized gain (loss)
     during the year                                     (252)         20,827,272           3,760,628
   Unrealized appreciation (depreciation)
     during the year                                      364          69,327,505          11,133,790
                                                -----------------------------------------------------
Net increase (decrease) in net assets from
   operations                                             112         121,848,424          43,026,954
                                                -----------------------------------------------------

Changes from principal transactions:
   Transfer of net premiums                           102,093         138,216,989         125,895,605
   Transfer on termination                            (17,463)        (51,392,480)        (33,859,519)
   Transfer on policy loans                                --          (3,208,585)         (2,357,855)
   Net interfund transfers                            394,795            (253,364)           (497,675)
                                                -----------------------------------------------------
Net increase (decrease) in net assets
   from principal transactions                        479,425          83,362,560          89,180,556
                                                -----------------------------------------------------

Total increase (decrease) in net assets               479,537         205,210,984         132,207,510

Net assets beginning of year                               --         478,538,803         346,331,293
                                                -----------------------------------------------------
Net assets end of year                          $     479,537       $ 683,749,787       $ 478,538,803
                                                =====================================================

** Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

See accompanying notes

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Notes to Financial Statements

                                December 31, 1999


1. ORGANIZATION

The Manufacturers Life Insurance Company of America Separate Account Three (the Account) is a separate account established by The Manufacturers Life Insurance Company of America (the Company). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended and invests in thirty nine sub-accounts of Manufacturers Investment Trust (the Trust). The Account is a funding vehicle for allocation of net premiums under single premium variable life and variable universal life insurance contracts (the Contracts) issued by the Company. The Account was established by the Company, a life insurance company organized in 1983 under Michigan law. The Company is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (Manulife Financial), a Canadian life insurance company. Each investment sub-account invests solely in shares of a particular portfolio of the Trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The Company is required to maintain assets in the Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)



1. ORGANIZATION (CONTINUED)

As the result of portfolio changes, effective May 1, 1999, the following sub-accounts of the Account have been replaced with new sub-account funds as follows:

          PREVIOUS FUND                                      NEW FUND
          -------------                                      --------
Emerging Growth Trust                               Emerging Small Company Trust
Conservative Asset Allocation Trust                 Diversified Bond Trust
Moderate Asset Allocation Trust                     Income & Value Trust
Aggressive Asset Allocation Trust                   Large Cap Growth Trust
Pilgrim Baxter Growth Trust                         Aggressive Growth Trust
Small/Mid Cap Trust                                 Mid Cap Growth Trust
International Growth & Income Trust                 Overseas Trust
Global Government Bond Trust                        Global Bond Trust
Equity Trust                                        Mid-Cap Blend Trust

Effective May 1, 1999 the following sub-accounts of the Account were merged with existing sub-account funds as follows:

Capital Growth Bond Trust merged with Investment Quality Bond Trust Worldwide Growth Trust merged with Global Equity Trust

The following sub-accounts of the Account were added as investment options for variable life insurance contract holders of Manufacturers Life of America:

                                                             COMMENCEMENT OF OPERATIONS
                                                                OF THE SUB-ACCOUNTS
                                                        ------------------------------------
U.S. Large Cap Value Trust                                          May 1, 1999
Mid Cap Stock Trust                                                 May 1, 1999
Small Company Blend Trust                                           May 1, 1999
International Value Trust                                           May 1, 1999
Total Return Trust                                                  May 1, 1999
Small Company Value Trust                                           May 1, 1998

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)



2. SIGNIFICANT ACCOUNTING POLICIES

Investments are made in the portfolios of the Trust and are valued at the reported net asset value of such portfolios. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

3. PREMIUM DEDUCTIONS

Manufacturers Life of America deducts certain charges for state, local and federal taxes from the gross premium before placing the remaining net premiums in the sub-accounts.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)



4. PURCHASES AND SALES OF INVESTMENTS

The following table shows aggregate cost of shares purchased and proceeds from sales of each Trust portfolio for the year ended December 31, 1999.

                                                                        PURCHASES               SALES
                                                                  -------------------------------------------
Emerging Small Company Trust                                         $     4,930,767       $    12,307,689
Quantitative Equity Trust                                                 11,311,432             8,065,273
Real Estate Securities Trust                                               2,924,123             3,752,388
Balanced Trust                                                             6,443,053             7,138,712
Money Market Trust                                                        93,498,772            79,604,857
Capital Growth Bond Trust                                                  2,220,395            21,751,843
International Stock Trust                                                 12,891,686             8,737,829
Pacific Rim Emerging Markets Trust                                         8,625,380             7,448,004
Equity Index Trust                                                        33,234,821            11,590,436
Mid-Cap Blend Trust                                                        8,272,145             4,015,446
Equity Income Trust                                                        6,544,272             2,244,511
Growth and Income Trust                                                   12,009,895             3,746,501
U.S. Government Securities Trust                                           2,543,020             1,137,745
Diversified Bond Trust                                                     1,294,441               419,899
Income and Value Trust                                                     2,249,904               540,152
Large Cap Growth Trust                                                     3,041,905               775,900
Blue Chip Growth Trust                                                    14,098,770             1,977,828
Science & Technology Trust                                                22,500,094             9,105,324
Aggressive Growth Trust                                                    2,481,840             2,226,824
Mid Cap Growth Trust                                                       8,060,295             2,943,649
Worldwide Growth Trust                                                       739,029             1,873,661
Global Equity Trust                                                       23,224,517            19,793,199
Growth Trust                                                               9,230,965             4,216,159
Value Trust                                                                2,806,328               936,272
Overseas Trust                                                            15,131,266            13,238,418
High Yield Trust                                                           3,483,268             1,635,407
Strategic Bond Trust                                                       1,325,957               609,577
Global Bond Trust                                                            893,465               875,845
Investment Quality Bond Trust                                             24,878,917             2,683,280
Lifestyle Aggressive 1000 Trust                                            1,479,616             1,707,763
Lifestyle Growth 820 Trust                                                 7,349,779             4,420,513
Lifestyle Balanced 640 Trust                                               3,774,746             1,683,917

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)



4. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                                                        PURCHASES               SALES
                                                                  -------------------------------------------
Lifestyle Moderate 460 Trust                                                 799,037             230,539
Lifestyle Conservative 280 Trust                                             156,102             143,075
International Small Cap Trust                                              7,291,927           6,941,156
Small Company Value Trust                                                  1,103,975             465,895
U.S. Large Cap Value Trust                                                 1,891,706              93,657
Mid Cap Stock Trust                                                          340,725             161,609
Small Company Blend Trust                                                    416,255              77,570
International Value Trust                                                    665,242             234,725
Total Return Trust                                                           528,471              49,046
                                                                     -------------------------------------
Total                                                                  $ 366,688,303       $ 251,602,093
                                                                     =====================================

5. UNIT VALUES

A summary of the accumulation unit values at December 31, 1999 and 1998 and the accumulation units and dollar value outstanding at December 31, 1999 for the variable life contracts are as follows:

                                                    1998                         1999
                                                ---------------------------------------------------------------
                                                    UNIT         UNIT
                                                    VALUE        VALUE           UNITS             DOLLARS
                                                ---------------------------------------------------------------
Emerging Small Company Trust                      $  43.14     $  74.86        1,370,106         $102,569,738
Quantitative Equity Trust                            43.42        53.10        1,164,916           61,856,519
Real Estate Securities Trust                         32.93        30.30          628,550           19,042,967
Balanced Trust                                       29.99        29.49        1,537,754           45,352,416
Money Market Trust                                   18.31        19.15        2,381,133           45,601,979
International Stock Trust                            13.97        18.12        1,592,351           28,849,762
Pacific Rim Emerging Markets Trust                    7.28        11.85          886,638           10,510,125
Equity Index Trust                                   19.72        23.78        3,152,866           74,963,275
Mid-Cap Blend Trust                                  14.83        18.95        1,724,867           32,680,369
Equity Income Trust                                  16.09        16.64        1,321,869           21,995,504
Growth and Income Trust                              19.74        23.46        2,006,153           47,073,070
U.S. Government Securities Trust                     11.94        11.91          382,656            4,558,716
Diversified Bond Trust                               12.98        13.07          133,384            1,743,348
Income and Value Trust                               14.27        15.51          306,506            4,754,507
Large Cap Growth Trust                               15.50        19.42          343,487            6,670,104

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)



5. UNIT VALUES (CONTINUED)

                                                    1998                         1999
                                                ---------------------------------------------------------------
                                                    UNIT         UNIT
                                                    VALUE        VALUE           UNITS             DOLLARS
                                                ---------------------------------------------------------------
Blue Chip Growth Trust                            $  20.62     $  24.63        1,047,662         $ 25,799,741
Science & Technology Trust                           20.16        40.21          658,047           26,459,240
Aggressive Growth Trust                              15.16        20.16          122,003            2,459,870
Mid Cap Trust                                        19.58        28.33          492,982           13,968,112
Global Equity Trust                                  16.37        16.97          435,835            7,396,859
Growth Trust                                         18.56        25.46          575,470           14,651,615
Value Trust                                          14.21        13.81          368,022            5,083,047
Overseas Trust                                       13.48        18.96          230,626            4,372,356
High Yield Trust                                     14.24        15.37          248,649            3,823,158
Strategic Bond Trust                                 13.80        14.11          246,780            3,481,336
Global Bond Trust                                    14.22        13.27           43,185              573,117
Investment Quality Bond Trust                        14.77        14.51        1,597,533           23,176,815
Lifestyle Aggressive 1000 Trust                      15.02        17.21          229,734            3,954,235
Lifestyle Growth 820 Trust                           15.11        17.62        1,173,282           20,670,423
Lifestyle Balanced 640 Trust                         14.91        16.76          491,434            8,236,104
Lifestyle Moderate 460 Trust                         15.20        16.40           77,781            1,275,882
Lifestyle Conservative 280 Trust                     15.11        15.74            7,318              115,194
International Small Cap Trust                        14.14        26.16          211,460            5,530,970
Small Company Value Trust                             8.53         9.21          119,484            1,100,603
U.S. Large Cap Value Trust                            -           12.84          147,502            1,893,930
Mid Cap Stock Trust                                   -           12.60           14,777              186,188
Small Company Blend Trust                             -           16.07           23,747              381,629
International Value Trust                             -           12.98           35,241              457,427
Total Return Trust                                    -           12.37           38,766              479,537
                                                                                               ---------------
Total                                                                                            $683,749,787
                                                                                               ===============

6. RELATED PARTY TRANSACTIONS

ManEquity, Inc., a registered broker-dealer and indirect wholly-owned subsidiary of Manulife Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement with the Company. Registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized as variable life insurance agents under applicable state

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)



6. RELATED PARTY TRANSACTIONS (CONTINUED)

insurance laws, sell the Contracts. Registered representatives are compensated on a commission basis.

The Company has a formal service agreement with its affiliates, Manulife Financial and The Manufacturers Life Insurance Company (U.S.A.), which can be terminated by either party upon two months notice. Under this Agreement, the Company pays for legal, actuarial, investment and certain other administrative services.

                               CONSOLIDATED FINANCIAL STATEMENTS
                               (UNAUDITED)

                               THE MANUFACTURERS LIFE INSURANCE
                               COMPANY OF AMERICA

                               Nine Months ended September 30, 2000 and 1999














                  PREPARED IN CONFORMITY WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED BALANCE SHEETS

                                                                                     AS AT             AS AT
                                                                              SEPTEMBER 30       DECEMBER 31
ASSETS  ($ thousands)                                                                 2000              1999
------------------------------------------------------------------------------------------------------------
INVESTMENTS:                                                                   (UNAUDITED)
Securities available-for-sale, at fair value:
              Fixed maturity (amortized cost: 2000 $74,316; 1999 $73,780)      $    75,296       $    73,081
              Equity (cost: 2000 $798;  1999 $0)                                       798                 0
Short-term investments                                                              13,660             6,942
Policy loans                                                                        29,707            26,174
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                              $   119,461       $   106,197
------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                                                           15,386            17,383
Deferred acquisition costs                                                         242,232           201,642
Due from affiliates                                                                      0             2,851
Deferred income taxes                                                                6,608             1,596
Other assets                                                                        10,607            11,318
Separate account assets                                                          1,603,431         1,399,527
------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                   $ 1,997,725       $ 1,740,514
============================================================================================================
LIABILITIES, CAPITAL AND SURPLUS ($  thousands)                                       2000              1999
------------------------------------------------------------------------------------------------------------
LIABILITIES:
Policyholder liabilities and accruals                                          $    87,962       $    75,688
Due to affiliates                                                                      150                 0
Income taxes payable                                                                22,143            11,122
Other liabilities                                                                   38,219            29,006
Separate account liabilities                                                     1,603,431         1,399,527
------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                              $ 1,751,905       $ 1,515,343
============================================================================================================
CAPITAL AND SURPLUS:
Common shares                                                                  $     4,502       $     4,502
Preferred shares                                                                    10,500            10,500
Contributed surplus                                                                195,596           195,596
Retained earnings                                                                   39,175            19,256
Accumulated other comprehensive loss                                                (3,953)           (4,683)
------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                                      $   245,820       $   225,171
------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                                         $ 1,997,725       $ 1,740,514
============================================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)


                                                        THREE MONTHS ENDED                 NINE MONTHS ENDED
                                                           SEPTEMBER 30                      SEPTEMBER 30

 ($ thousands)                                            2000            1999            2000            1999
----------------------------------------------------------------------------------------------------------------

REVENUE:

     Premiums                                        $   4,402       $   2,640       $  10,592       $   7,092
     Fee income                                         24,165          17,737          87,021          51,832
     Net investment income                               2,161           2,828           6,354           6,005
     Realized investment gains (losses)                    (10)             --             (11)          1,051
     Other                                                 322             (87)            450              19
----------------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                        $  31,040       $  23,118       $ 104,406       $  65,999
----------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
     Policyholder benefits and claims                $   5,992       $   6,134       $  16,075       $  11,619
     Operating cost & expenses                          14,393           8,126          44,666          29,587
     Commission                                            659             550           3,488           1,893
     Amortization of deferred acquisition costs          4,570           4,355          11,567          10,031
     Interest expense                                       17              --              50              46
     Policyholder dividends                                 52              34             139             144
----------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                          $  25,683       $  19,199       $  75,985       $  53,320
----------------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                               5,357           3,919          28,421          12,679
----------------------------------------------------------------------------------------------------------------
INCOME TAX (BENEFIT) EXPENSE                              (140)            951           8,502           4,333
----------------------------------------------------------------------------------------------------------------
NET INCOME                                           $   5,497       $   2,968       $  19,919       $   8,346
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENT OF CHANGES IN CAPITAL AND SURPLUS (UNAUDITED)

                                                                                        ACCUMULATED
                                                                                           OTHER          TOTAL
                                             CAPITAL      CONTRIBUTED     RETAINED     COMPREHENSIVE   CAPITAL AND
  ($ thousands)                               STOCK         SURPLUS       EARNINGS         LOSS          SURPLUS
--------------------------------------------------------------------------------------------------------------------
  Balance at January 1, 1999                 $15,002        $195,596       $19,256        $(4,683)      $  225,171
  Net Income                                       -               -        19,919              -           19,919
  Comprehensive income                             -               -             -            730              730
--------------------------------------------------------------------------------------------------------------------
  BALANCE, SEPTEMBER 30, 2000                $15,002        $195,596       $39,175        $(3,953)      $  245,820
====================================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS  (UNAUDITED)


                                                                                                      NINE MONTHS ENDED
                                                                                                        SEPTEMBER  30
($ thousands)                                                                                        2000           1999
------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net income                                                                                       $ 19,919       $  8,346
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
     Additions to policy liabilities                                                                8,592          6,937
     Deferred acquisition costs                                                                   (52,369)       (27,022)
     Amortization of deferred acquisition costs                                                    11,567         10,031
     Realized (gain) loss on investments                                                               11         (1,051)
     Increases (decreases) to deferred income taxes                                                (5,536)        (2,444)
     Other                                                                                         23,691         11,053
------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                                              $  5,875          5,850
------------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Fixed maturity securities sold, matured or repaid                                                $  1,005       $  1,102
Fixed maturity securities purchased                                                                (1,499)       (26,313)
Equity securities sold                                                                                 --         20,284
Equity securities purchased                                                                          (798)           (14)
Net change in short-term investments                                                               (6,729)        (6,322)
Net policy loans advanced                                                                          (3,533)        (5,910)
------------------------------------------------------------------------------------------------------------------------
Cash provided by (used in) investing activities                                                  $(11,554)      $(17,173)
------------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Receipts from variable life and annuity policies
     credited to policyholder account balances                                                   $ 10,476       $  8,924
Withdrawals of policyholder account balances on
     variable life and annuity policies                                                            (6,794)        (2,320)
------------------------------------------------------------------------------------------------------------------------
Cash provided by (used in) financing activities                                                  $  3,682       $  6,604
------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS:
Increase (decrease)  during the period                                                           $ (1,997)      $ (4,719)
Balance, beginning of year                                                                         17,383         23,789
------------------------------------------------------------------------------------------------------------------------
BALANCE, END OF PERIOD                                                                           $ 15,386       $ 19,070
========================================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000
                                   (UNAUDITED)
                            (IN THOUSANDS OF DOLLARS)


1.       ORGANIZATION

         The Manufacturers Life Insurance Company of America (hereafter referred to as "ManAmerica" or the "Company") is a direct wholly-owned U.S. subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA"), which is an indirect wholly-owned subsidiary of Manulife Financial Corporation. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial".


2.       BASIS OF PRESENTATION

         The accompanying unaudited consolidated financial statements of ManAmerica have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"), except that they do not contain complete notes. However, in the opinion of management, these statements include all normal recurring adjustments necessary for a fair presentation of the results. These financial statements should be read in conjunction with the financial statements and the related notes included in ManAmerica's annual report on Form 10-K for the year ended December 31, 1999. Operating results for the nine months ended September 30, 2000 are not necessarily indicative of the results that may be expected for the full year ending December 31, 2000.


3.       RECENT ACCOUNTING STANDARDS


         In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"). SFAS No. 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. The Statement also addresses contracts that contain embedded derivatives, such as certain insurance contracts. SFAS No. 133 requires that an entity recognizes all derivatives as either assets or liabilities on the balance sheet at fair value. In July 1999, the FASB issued Statement 137, which delayed the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138, which made certain changes to the hedging provisions of SFAS No. 133, and is effective concurrent with SFAS No. 133.

         The Company has no derivative instruments as at September 30, 2000 nor as at December 31, 1999. Therefore, there are no accounting implications to the Company in regards to SFAS No. 133.

4.       COMPREHENSIVE INCOME

         Total comprehensive income for the three months and nine months ended September 30, 2000 and 1999 was as follows:


                                                                   THREE MONTHS ENDED       NINE MONTHS ENDED
                                                                      SEPTEMBER 30             SEPTEMBER 30
          COMPREHENSIVE INCOME:                                       2000        1999          2000        1999
          --------------------------------------------------------------------------------------------------------
          NET INCOME (LOSS)                                        $ 5,497     $ 2,968      $ 19,919    $  8,346

          OTHER COMPREHENSIVE INCOME, NET OF TAX:
               Unrealized holding gains (losses)
               on available-for-sale securities                        470       (268)           949     (2,725)
               Foreign currency translation                            180         140         (219)         456
          --------------------------------------------------------------------------------------------------------
          Other comprehensive income (loss)                        $   650     $ (128)      $    730    $(2,269)

          --------------------------------------------------------------------------------------------------------
          COMPREHENSIVE INCOME                                     $ 6,147     $ 2,840      $ 20,649    $  6,077
          --------------------------------------------------------------------------------------------------------

         Other comprehensive income (loss) is reported net of taxes recoverable (payable) of ($248) and $144 for the three months, and ($524) and $1,465 for the nine months ended September 30, 2000 and 1999, respectively.


5.       INCOME TAXES

         Income before federal income taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, policy acquisition costs, and differences in reserves for policy and contract liabilities for tax and financial reporting purposes.


6.       RECLASSIFICATIONS

         Certain prior year amounts have been reclassified to conform to the current year presentation.

                                              Financial Statements

                                        The Manufacturers Life Insurance
                                               Company of America
                                              Separate Account Three

                                        Nine months ended September 30, 2000
                                        (with December 31, 1999 comparative)

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                              Financial Statements

                      Nine months ended September 30, 2000
                      (with December 31, 1999 comparative)



                                    CONTENTS




Financial Statements

Statement of Assets and Contract Owners' Equity                              2
Statements of Operations and Changes in Contract Owners' Equity              3
Notes to Financial Statements                                               23

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                             SEPARATE ACCOUNT THREE

         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

               FOR THE PERIOD ENDED SEPTEMBER 30, 2000 (UNAUDITED)


                                                                                    SUB-ACCOUNT
                                          -------------------------------------------------------------------------
                                                     AGGRESSIVE GROWTH                     ALL CAP GROWTH
                                          -------------------------------------------------------------------------
                                             PERIOD ENDED         YEAR ENDED       PERIOD ENDED        YEAR ENDED
                                             SEPT. 30/00          DEC. 31/99        SEPT. 30/00        DEC. 31/99
                                          -------------------------------------------------------------------------
Income:
Net investment income during the year        $         --       $         --       $  1,203,584       $    893,908
Realized gain (loss) during the year              596,991            201,319          1,346,489            465,497
Unrealized  appreciation (depreciation)
   during the year                                 48,158            399,725           (355,068)         2,522,463
                                          -------------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                     645,149            601,044          2,195,005          3,881,868
                                          -------------------------------------------------------------------------
Changes from principal transactions:

    Transfer of net premiums                    1,936,594            595,127          3,566,919          1,888,993

    Transfer of termination                      (174,989)          (133,411)          (823,920)          (645,925)

    Transfer of policy loans                      (51,835)              (156)          (171,385)           (17,003)

    Net interfund transfers                     2,771,795           (206,543)         3,700,510          2,996,672
                                          -------------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                      4,481,565            255,017          6,272,124          4,222,737
                                          -------------------------------------------------------------------------

Total increase (decrease) in assets             5,126,714            856,061          8,467,129          8,104,605


Assets beginning of year                        2,459,870          1,603,809         13,968,112          5,863,507
                                          -------------------------------------------------------------------------
Assets end of year                           $  7,586,584       $  2,459,870       $ 22,435,241       $ 13,968,112
                                          =========================================================================


See accompanying notes.

                                               SUB-ACCOUNT
-------------------------------------------------------------------------------------------
             BALANCED                        BLUE CHIP GROWTH               CAPITAL GROWTH
                                                                                BOND
-------------------------------------------------------------------------------------------
 PERIOD ENDED        YEAR ENDED       PERIOD ENDED        YEAR ENDED         YEAR ENDED
  SEPT. 30/00        DEC. 31/99        SEPT. 30/00        DEC. 31/99         DEC. 31/99
-------------------------------------------------------------------------------------------
$  1,922,658       $  3,363,625       $  1,256,181       $    704,256       $  1,504,363
     826,154          1,479,053          1,050,527            613,535           (404,112)

  (1,765,443)        (5,660,915)          (320,905)         2,347,320
                                                                              (1,309,718)
-------------------------------------------------------------------------------------------
     983,369           (818,237)         1,985,803          3,665,111           (209,467)
-------------------------------------------------------------------------------------------


   3,761,663          5,916,660          7,020,200          6,033,752          1,253,415
  (3,942,024)        (5,526,738)        (1,766,602)        (1,605,280)          (627,273)
    (153,994)          (340,550)          (257,990)          (118,582)
                                                                                 (25,224)
  (4,510,719)        (4,108,655)         2,068,837          7,106,796
                                                                             (21,636,729)
-------------------------------------------------------------------------------------------
  (4,845,074)        (4,059,283)         7,064,445         11,416,686
                                                                             (21,035,811)
-------------------------------------------------------------------------------------------
  (3,861,705)        (4,877,520)         9,050,248         15,081,797
                                                                             (21,245,278)

  45,352,416         50,229,936         25,799,741         10,717,944         21,245,278
-------------------------------------------------------------------------------------------
$ 41,490,711       $ 45,352,416       $ 34,849,989       $ 25,799,741       $         --
===========================================================================================

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                             SEPARATE ACCOUNT THREE

         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

                                  (CONTINUED)



                                                                                SUB-ACCOUNT
                                           --------------------------------------------------------
                                                    DIVERSIFIED BOND                DYNAMIC GROWTH
                                           --------------------------------------------------------
                                             PERIOD ENDED      YEAR ENDED           PERIOD ENDED**
                                             SEPT. 30/00       DEC. 31/99            SEPT. 30/00
                                           --------------------------------------------------------
Income:
Net investment income during the year        $   236,515       $    96,499       $             --
Realized gain (loss) during the year             (24,900)           (9,175)                   844
Unrealized  appreciation (depreciation)
   during the year                               (83,336)          (72,120)               (11,309)
                                           --------------------------------------------------------
Net increase (decrease) in assets from
   operations                                    128,279            15,204                (10,465)
                                           --------------------------------------------------------
Changes from principal transactions:
    Transfer of net premiums                     497,194           561,745                556,357
    Transfer of termination                      (81,346)          (59,417)               (26,772)
    Transfer of policy loans                          --            (1,024)                    --
    Net interfund transfers                      592,226           276,738                848,268
                                           --------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                     1,008,074           778,042              1,377,853
                                           --------------------------------------------------------

Total increase (decrease) in assets            1,136,353           793,246              1,367,388

Assets beginning of year                       1,743,348           950,102                     --
                                           --------------------------------------------------------
Assets end of year                           $ 2,879,701       $ 1,743,348       $      1,367,388
                                           ========================================================


** Reflects the period from commencement of operations May 2, 2000 through September 30, 2000.


See accompanying notes.

                                                    SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------
      EMERGING SMALL COMPANY                       EQUITY INCOME                           EQUITY INDEX
-----------------------------------------------------------------------------------------------------------------
 PERIOD ENDED         YEAR ENDED         PERIOD ENDED         YEAR ENDED          PERIOD ENDED       YEAR ENDED
  SEPT. 30/00         DEC. 31/99          SEPT. 30/00         DEC. 31/99          SEPT. 30/00        DEC. 31/99
-----------------------------------------------------------------------------------------------------------------
$  10,861,111       $     931,296       $   2,760,281       $   1,458,179       $     221,869       $   1,825,519
    5,041,577           2,234,670             (69,175)            374,940           1,911,365           3,651,616


    5,587,318          40,955,434          (1,942,851)         (1,255,027)         (3,418,552)          5,860,560
-----------------------------------------------------------------------------------------------------------------

   21,490,006          44,121,400             748,255             578,092          (1,285,318)         11,337,695
-----------------------------------------------------------------------------------------------------------------

    7,409,003           9,489,193           2,306,343           3,893,423          13,113,576          18,917,139
   (7,910,859)         (8,527,672)           (905,113)         (1,286,389)         (5,129,017)         (4,357,423)
     (758,160)           (504,673)            (56,804)            (77,443)           (219,884)           (494,140)
   (2,517,281)         (8,765,065)         (1,113,775)            311,991             143,995           5,753,290
-----------------------------------------------------------------------------------------------------------------

   (3,777,297)         (8,308,217)            230,651           2,841,582           7,908,670          19,818,866
-----------------------------------------------------------------------------------------------------------------

   17,712,709          35,813,183             978,906           3,419,674           6,623,352          31,156,561

  102,569,738          66,756,555          21,995,504          18,575,830          74,963,275          43,806,714
-----------------------------------------------------------------------------------------------------------------
$ 120,282,447       $ 102,569,738       $  22,974,410       $  21,995,504       $  81,586,627       $  74,963,275
=================================================================================================================

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                             SEPARATE ACCOUNT THREE

         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

                                  (CONTINUED)



                                                                                  SUB-ACCOUNT
                                           ---------------------------------------------------------------------
                                                      GLOBAL  BOND                       GLOBAL EQUITY
                                           ---------------------------------------------------------------------
                                             PERIOD ENDED       YEAR ENDED       PERIOD ENDED       YEAR ENDED
                                             SEPT. 30/00        DEC. 31/99       SEPT. 30/00        DEC. 31/99
                                           ---------------------------------------------------------------------
Income:
Net investment income during the year        $    18,358       $    43,890       $ 1,026,287       $   493,157
Realized gain (loss) during the year              (6,633)          (70,367)         (620,680)         (155,359)
Unrealized  appreciation (depreciation)
   during the year                               (27,310)          (14,905)         (234,185)         (121,909)
                                           ---------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                    (15,585)          (41,382)          171,422           215,889
                                           ---------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                     146,850           124,531         1,388,110         1,527,332
    Transfer of termination                      (23,806)          (33,062)         (361,329)         (386,590)
    Transfer of policy loans                      (2,036)              (11)          (14,575)          (21,561)
    Net interfund transfers                      (46,811)         (117,727)          187,488         1,818,979
                                           ---------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                        74,197           (26,269)        1,199,694         2,938,160
                                           ---------------------------------------------------------------------

Total increase (decrease) in assets               58,612           (67,651)        1,371,116         3,154,049

Assets beginning of year                         573,117           640,768         7,396,859         4,242,810
                                           ---------------------------------------------------------------------
Assets end of year                           $   631,729       $   573,117       $ 8,767,975       $ 7,396,859
                                           =====================================================================

See accompanying notes.

                                               SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
                                             GROWTH AND INCOME                         HIGH YIELD
GROWTH
-----------------------------------------------------------------------------------------------------------
 PERIOD ENDED       YEAR ENDED        PERIOD ENDED        YEAR ENDED         PERIOD ENDED       YEAR ENDED
 SEPT. 30/00        DEC. 31/99        SEPT. 30/00         DEC. 31/99         SEPT. 30/00        DEC. 31/99
-----------------------------------------------------------------------------------------------------------
$  1,603,161       $    447,543       $  3,025,404       $  1,278,189       $     14,646       $    340,814
     688,215            530,120            889,292          1,264,337            (51,330)           (57,295)

  (3,355,602)         2,359,746         (4,802,628)         4,417,624            (92,683)           (69,365)
-----------------------------------------------------------------------------------------------------------

  (1,064,226)         3,337,409           (887,932)         6,960,150           (129,367)           214,154
-----------------------------------------------------------------------------------------------------------


   4,023,005          2,817,768          8,042,011          7,477,562            826,645            799,494
    (938,712)          (500,367)        (2,816,053)        (3,261,292)          (209,459)          (179,923)
    (104,346)                             (402,467)          (176,590)           (56,250)            (4,294)
                        (74,903)
   2,336,311          2,324,764          1,724,849          2,945,525             37,717            891,770
-----------------------------------------------------------------------------------------------------------

   5,316,258          4,567,262          6,548,340          6,985,205            598,653          1,507,047
-----------------------------------------------------------------------------------------------------------

   4,252,032          7,904,671          5,660,408         13,945,355            469,286          1,721,201


  14,651,615          6,746,944         47,073,070         33,127,715          3,823,158          2,101,957
-----------------------------------------------------------------------------------------------------------
$ 18,903,647       $ 14,651,615       $ 52,733,478       $ 47,073,070       $  4,292,444       $  3,823,158
===========================================================================================================

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                             SEPARATE ACCOUNT THREE

         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

                                  (CONTINUED)



                                                                         SUB-ACCOUNT
                                             ----------------------------------------------------
                                                    INCOME AND VALUE           INTERNATIONAL INDEX
                                             ----------------------------------------------------
                                             PERIOD ENDED       YEAR ENDED        PERIOD ENDED**
                                             SEPT. 30/00        DEC. 31/99         SEPT. 30/00
                                             ----------------------------------------------------
Income:
Net investment income during the year        $ 1,092,315       $   408,866       $             --
Realized gain (loss) during the year               6,293            13,556                    (59)
Unrealized  appreciation (depreciation)
   during the year                              (865,978)          (94,286)                (3,857)
                                             ----------------------------------------------------
Net increase (decrease) in assets from
   operations                                    232,630           328,136                 (3,916)
                                             ----------------------------------------------------
Changes from principal transactions:
    Transfer of net premiums                     887,128         1,638,769                 35,613
    Transfer of termination                     (284,049)         (330,215)                (2,277)
    Transfer of policy loans                        (208)           (9,200)                    --
    Net interfund transfers                      182,422             1,531                 46,412
                                             ----------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                       785,293         1,300,885                 79,748
                                             ----------------------------------------------------

Total increase (decrease) in assets            1,017,923         1,629,021                 75,832

Assets beginning of year                       4,754,507         3,125,486                     --

                                             ----------------------------------------------------
Assets end of year                           $ 5,772,430       $ 4,754,507       $         75,832
                                             ====================================================


* Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

** Reflects the period from commencement of operations May 2, 2000 through September 30, 2000.

See accompanying notes.

                                               SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
    INTERNATIONAL SMALL CAP                INTERNATIONAL STOCK                    INTERNATIONAL VALUE
-----------------------------------------------------------------------------------------------------------
 PERIOD ENDED       YEAR ENDED         PERIOD ENDED       YEAR ENDED         PERIOD ENDED     PERIOD ENDED*
 SEPT. 30/00        DEC. 31/99         SEPT. 30/00        DEC. 31/99         SEPT. 30/00       DEC. 31/99
-----------------------------------------------------------------------------------------------------------
$  1,275,987       $      9,451       $    141,854       $  2,378,902       $      4,865       $         --
    (498,160)         1,126,604          2,027,653          1,389,951             20,261             (6,853)

  (1,817,659)         1,360,161         (5,502,810)         2,728,312            (76,877)            33,763
-----------------------------------------------------------------------------------------------------------

  (1,039,832)         2,496,216         (3,333,303)         6,497,165            (51,751)            26,910
-----------------------------------------------------------------------------------------------------------

   1,724,350            826,503          3,458,372          3,991,679            469,512             67,544
    (313,087)          (206,773)        (1,360,170)        (1,409,171)           (36,245)            (5,873)
    (223,001)           (11,684)          (145,298)          (245,714)            (2,858)                --
   1,751,989           (266,727)           (18,171)          (561,839)           230,314            368,846
-----------------------------------------------------------------------------------------------------------

   2,940,251            341,319          1,934,733          1,774,955            660,723            430,517
-----------------------------------------------------------------------------------------------------------

   1,900,419          2,837,535         (1,398,570)         8,272,120            608,972            457,427


   5,530,970          2,693,435         28,849,762         20,577,642            457,427                 --

-----------------------------------------------------------------------------------------------------------
$  7,431,389       $  5,530,970       $ 27,451,192       $ 28,849,762       $  1,066,399       $    457,427
===========================================================================================================

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                             SEPARATE ACCOUNT THREE

         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

                                  (CONTINUED)


                                                                       SUB-ACCOUNT
                                             --------------------------------------------------------
                                             INTERNET TECHNOLOGIES        INVESTMENT QUALITY BOND
                                             --------------------------------------------------------
                                                PERIOD ENDED**         PERIOD ENDED       YEAR ENDED
                                                 SEPT. 30/00           SEPT. 30/00        DEC. 31/99
                                             --------------------------------------------------------
Income:
Net investment income during the year        $               --       $  1,764,230       $    115,157
Realized gain (loss) during the year                     16,565            (53,145)          (118,167)
Unrealized  appreciation (depreciation)
   during the year                                      (35,212)          (322,785)          (330,836)
                                             --------------------------------------------------------
Net increase (decrease) in assets from
   operations                                           (18,647)         1,388,300           (333,846)
                                             --------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                            327,911          2,690,523          2,534,307
    Transfer of termination                             (22,456)        (1,647,877)        (1,228,511)
    Transfer of policy loans                             (4,030)          (117,160)           (45,188)
    Net interfund transfers                             425,263           (198,055)        20,819,872
                                             --------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                              726,688            727,431         22,080,480
                                             --------------------------------------------------------

Total increase (decrease) in assets                     708,041          2,115,731         21,746,634

Assets beginning of year                                     --         23,176,815          1,430,181
                                             --------------------------------------------------------
Assets end of year                           $          708,041       $ 25,292,546       $ 23,176,815
                                             ========================================================


** Reflects the period from commencement of operations May 2, 2000 through September 30, 2000.


See accompanying notes.

                                               SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
       LARGE CAP GROWTH                  LIFESTYLE AGGRESSIVE 1000              LIFESTYLE BALANCED 640
-----------------------------------------------------------------------------------------------------------
 PERIOD ENDED       YEAR ENDED         PERIOD ENDED       YEAR ENDED        PERIOD ENDED        YEAR ENDED
 SEPT. 30/00        DEC. 31/99         SEPT. 30/00        DEC. 31/99         SEPT. 30/00        DEC. 31/99
-----------------------------------------------------------------------------------------------------------
$  1,441,638       $    371,353       $    206,955       $    178,067       $    565,281       $    396,729
      67,653            100,576              1,359            (51,566)            74,963            (30,994)

  (1,972,272)           677,804           (145,653)           371,856           (294,421)           510,201
-----------------------------------------------------------------------------------------------------------

    (462,981)         1,149,733             62,661            498,357            345,823            875,936
-----------------------------------------------------------------------------------------------------------


   3,067,247          1,349,722          1,156,553          1,220,401          2,579,306          3,129,737
    (690,036)          (310,785)          (370,447)          (711,359)          (630,023)        (1,094,958)
     (53,362)           (20,962)            (1,185)            (3,817)          (110,415)           (64,221)
   4,467,979            876,677           (114,256)          (911,439)          (805,116)          (306,459)
-----------------------------------------------------------------------------------------------------------

   6,791,828          1,894,652            670,665           (406,214)         1,033,752          1,664,099
-----------------------------------------------------------------------------------------------------------

   6,328,847          3,044,385            733,326             92,143          1,379,575          2,540,035

   6,670,104          3,625,719          3,954,235          3,862,092          8,236,104          5,696,069
-----------------------------------------------------------------------------------------------------------
$ 12,998,951       $  6,670,104       $  4,687,561       $  3,954,235       $  9,615,679       $  8,236,104
===========================================================================================================

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                             SEPARATE ACCOUNT THREE

         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

                                  (CONTINUED)

                                                                            SUB-ACCOUNT
                                             ---------------------------------------------------------------------
                                               LIFESTYLE CONSERVATIVE 280               LIFESTYLE GROWTH 820
                                             ---------------------------------------------------------------------
                                              PERIOD ENDED       YEAR ENDED        PERIOD ENDED       YEAR ENDED
                                              SEPT. 30/00        DEC. 31/99        SEPT. 30/00        DEC. 31/99
                                             ---------------------------------------------------------------------
Income:
Net investment income during the year        $     13,147       $     11,447       $  1,673,771       $    962,278
Realized gain (loss) during the year                 (750)             1,866             88,523            (74,308)
Unrealized  appreciation (depreciation)
   during the year                                 (2,344)            (7,716)        (1,398,751)         1,958,069
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                      10,053              5,597            363,543          2,846,039
                                             ---------------------------------------------------------------------
Changes from principal transactions:
    Transfer of net premiums                       17,229             42,811          4,276,880          5,461,863
    Transfer of termination                        (6,596)            (8,329)        (1,416,422)        (1,622,631)
    Transfer of policy loans                           --                 --           (135,498)          (279,099)
    Net interfund transfers                        70,432            (32,902)            57,899         (1,593,145)
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                         81,065              1,580          2,782,859          1,966,988
                                             ---------------------------------------------------------------------

Total increase (decrease) in assets                91,118              7,177          3,146,402          4,813,027

Assets beginning of year                          115,194            108,017         20,670,423         15,857,396
                                             ---------------------------------------------------------------------
Assets end of year                           $    206,312       $    115,194       $ 23,816,825       $ 20,670,423
                                             =====================================================================


** Reflects the period from commencement of operations May 2, 2000 through September 30, 2000.

See accompanying notes.

                                   SUB-ACCOUNT
----------------------------------------------------------------------------------------
     LIFESTYLE MODERATE 460                     MID-CAP BLEND               MID CAP INDEX
----------------------------------------------------------------------------------------
 PERIOD ENDED        YEAR ENDED        PERIOD ENDED       YEAR ENDED        PERIOD ENDED**
 SEPT. 30/00         DEC. 31/99        SEPT. 30/00        DEC. 31/99         SEPT. 30/00
----------------------------------------------------------------------------------------
$    162,470       $     49,688       $  4,905,140       $  3,059,165       $         --
      (6,851)            (1,920)          (278,846)          (531,319)             1,497

     (98,614)            30,959         (4,718,093)         4,461,702             28,318
----------------------------------------------------------------------------------------

      57,005             78,727            (91,799)         6,989,548             29,815
----------------------------------------------------------------------------------------


     286,541            324,816          4,067,336          5,041,183             19,667
    (265,458)           (80,708)        (1,753,157)        (1,858,127)            (7,102)
      (1,000)           (61,993)          (141,121)          (108,303)                --
       1,774            336,696            806,681         (1,877,218)           549,591
----------------------------------------------------------------------------------------

      21,857            518,811          2,979,739          1,197,535            562,156
----------------------------------------------------------------------------------------

      78,862            597,538          2,887,940          8,187,083            591,971

   1,275,882            678,344         32,680,369         24,493,286                 --
----------------------------------------------------------------------------------------
$  1,354,744       $  1,275,882       $ 35,568,309       $ 32,680,369       $    591,971
========================================================================================

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                             SEPARATE ACCOUNT THREE

         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

                                  (CONTINUED)


                                                                          SUB-ACCOUNT
                                             ---------------------------------------------------------------------
                                                      MID CAP STOCK                         MONEY MARKET
                                             ---------------------------------------------------------------------
                                             PERIOD ENDED       PERIOD ENDED*      PERIOD ENDED        YEAR ENDED
                                              SEPT. 30/00        DEC. 31/99        SEPT. 30/00         DEC. 31/99
                                             ---------------------------------------------------------------------
Income:
Net investment income during the year        $         --       $         --       $  1,973,524       $  1,699,216
Realized gain (loss) during the year               14,745               (158)                --                 --
Unrealized  appreciation (depreciation)
   during the year                                 48,991              7,230                 --                 --
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                      63,736              7,072          1,973,524          1,699,216
                                             ---------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                      606,507            114,220         40,038,026         29,641,080
    Transfer of termination                       (36,398)            (9,534)        (4,073,148)        (5,654,160)
    Transfer of policy loans                         (538)                --           (629,015)           266,827
    Net interfund transfers                       177,484             74,430        (29,773,109)       (12,059,047)
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                        747,055            179,116          5,562,754         12,194,700
                                             ---------------------------------------------------------------------

Total increase (decrease) in assets               810,791            186,188          7,536,278         13,893,916

Assets beginning of year                          186,188                 --         45,601,979         31,708,063
                                             ---------------------------------------------------------------------
Assets end of year                           $    996,979       $    186,188       $ 53,138,257       $ 45,601,979
                                             =====================================================================


* Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.


See accompanying notes.

                                             SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
            OVERSEAS                   PACIFIC RIM EMERGING MARKETS              QUANTITATIVE EQUITY
-----------------------------------------------------------------------------------------------------------
 PERIOD ENDED       YEAR ENDED        PERIOD ENDED        YEAR ENDED        PERIOD ENDED       YEAR ENDED
 SEPT. 30/00        DEC. 31/99         SEPT. 30/00        DEC. 31/99         SEPT. 30/00       DEC. 31/99
-----------------------------------------------------------------------------------------------------------
$    410,096       $         --       $     37,735       $    188,217       $  8,207,833       $  5,044,334
    (207,409)           588,825          1,435,899          1,967,184          2,714,249          3,505,103

    (864,992)           485,470         (3,183,549)         1,745,251         (1,137,033)         2,911,530
-----------------------------------------------------------------------------------------------------------

    (662,305)         1,074,295         (1,709,915)         3,900,652          9,785,049         11,460,967
-----------------------------------------------------------------------------------------------------------


   1,723,890            516,783          1,405,912          1,679,389          5,642,061          7,800,323
    (195,292)           (73,681)          (544,856)          (471,769)        (5,522,589)        (5,396,356)
    (138,323)           (14,262)           (28,082)           (33,384)          (179,267)          (474,041)
   1,476,686          1,464,007            490,042           (185,077)           485,263         (3,728,101)
-----------------------------------------------------------------------------------------------------------

   2,866,961          1,892,847          1,323,016            989,159            425,468         (1,798,175)
-----------------------------------------------------------------------------------------------------------

   2,204,656          2,967,142           (386,899)         4,889,811         10,210,517          9,662,792


   4,372,356          1,405,214         10,510,125          5,620,314         61,856,519         52,193,727
-----------------------------------------------------------------------------------------------------------
$  6,577,012       $  4,372,356       $ 10,123,226       $ 10,510,125       $ 72,067,036       $ 61,856,519
===========================================================================================================

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                             SEPARATE ACCOUNT THREE

         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

                                  (CONTINUED)


                                                                           SUB-ACCOUNT
                                             ---------------------------------------------------------------------
                                                  REAL ESTATE SECURITIES              SCIENCE AND TECHNOLOGY
                                             ---------------------------------------------------------------------
                                             PERIOD ENDED        YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                              SEPT. 30/00        DEC. 31/99        SEPT. 30/00         DEC. 31/99
                                             ---------------------------------------------------------------------
Income:
Net investment income during the year        $    725,501       $  1,081,197       $    875,644       $  1,831,034
Realized gain (loss) during the year             (284,241)            82,415          4,899,985          2,759,418
Unrealized  appreciation (depreciation)
   during the year                              2,670,857         (2,907,686)        (7,335,072)         5,368,742
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                   3,112,117         (1,744,074)        (1,559,443)         9,959,194
                                             ---------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                    1,994,781          3,182,121          8,044,141          3,767,735
    Transfer of termination                    (1,325,563)        (2,092,541)        (2,059,290)          (796,754)
    Transfer of policy loans                     (178,407)          (117,862)          (328,284)           (98,286)
    Net interfund transfers                      (837,595)        (2,881,180)         8,339,027          8,691,040
                                             ---------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                       (346,784)        (1,909,462)        13,995,594         11,563,735
                                             ---------------------------------------------------------------------

Total increase (decrease) in assets             2,765,333         (3,653,536)        12,436,151         21,522,929

Assets beginning of year                       19,042,967         22,696,503         26,459,240          4,936,311
                                             ---------------------------------------------------------------------
Assets end of year                           $ 21,808,300       $ 19,042,967       $ 38,895,391       $ 26,459,240
                                             =====================================================================


* Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

** Reflects the period from commencement of operations May 2, 2000 through September 30, 2000.

See accompanying notes.

                                    SUB-ACCOUNT
-----------------------------------------------------------------------------------
SMALL CAP INDEX        SMALL COMPANY BLEND                SMALL COMPANY VALUE
-----------------------------------------------------------------------------------
PERIOD ENDED**    PERIOD ENDED      PERIOD ENDED*     PERIOD ENDED       YEAR ENDED
SEPT. 30/00       SEPT. 30/00        DEC. 31/99        SEPT. 30/00       DEC. 31/99
-----------------------------------------------------------------------------------
$        --       $     8,443       $     7,350       $     2,245       $       305
        100          (157,047)            1,781            67,352             7,291

      1,792          (137,106)           41,163           (13,549)           88,627
-----------------------------------------------------------------------------------

      1,892          (285,710)           50,294            56,048            96,223
-----------------------------------------------------------------------------------


     48,728           722,191           174,380           568,297           398,042
     (2,502)          (34,023)          (10,104)          (66,869)          (50,211)
         --                --                --            (8,807)               --
     68,052           828,394           167,059           900,440           289,944
-----------------------------------------------------------------------------------

    114,278         1,516,562           331,335         1,393,061           637,775
-----------------------------------------------------------------------------------

    116,170         1,230,852           381,629         1,449,109           733,998

         --           381,629                --         1,100,603           366,605
-----------------------------------------------------------------------------------
$   116,170       $ 1,612,481       $   381,629       $ 2,549,712       $ 1,100,603
===================================================================================

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                             SEPARATE ACCOUNT THREE

         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

                                  (CONTINUED)


                                                                            SUB-ACCOUNT
                                             ----------------------------------------------------
                                                      STRATEGIC BOND            TACTICAL ALLOCATION
                                             ----------------------------------------------------
                                             PERIOD ENDED       YEAR ENDED        PERIOD ENDED**
                                             SEPT. 30/00        DEC. 31/99          SEPT. 30/00
                                             ----------------------------------------------------
Income:
Net investment income during the year        $   286,876       $   204,203       $             --
Realized gain (loss) during the year             (63,142)          (74,383)                    20
Unrealized  appreciation (depreciation)
   during the year                               (82,006)          (62,876)                (2,833)
                                             ----------------------------------------------------
Net increase (decrease) in assets from
   operations                                    141,728            66,944                 (2,813)
                                             ----------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                     684,689           747,221                166,860
    Transfer of termination                     (169,820)         (169,596)                (1,226)
    Transfer of policy loans                     (41,597)          (15,952)                    --
    Net interfund transfers                     (220,244)          (49,496)                44,287
                                             ----------------------------------------------------

Net increase (decrease) in assets from
    principal transactions                       253,028           512,177                209,921
                                             ----------------------------------------------------

Total increase (decrease) in assets              394,756           579,121                207,108

Assets beginning of year                       3,481,336         2,902,215                     --
                                             ----------------------------------------------------
Assets end of year                           $ 3,876,092       $ 3,481,336       $        207,108
                                             ====================================================


* Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

** Reflects the period from commencement of operations May 2, 2000 through September 30, 2000.

See accompanying notes.

                                     SUB-ACCOUNT
---------------------------------------------------------------------------------------------
         TOTAL RETURN               TOTAL STOCK MARKET INDEX     U.S. GOVERNMENT SECURITIES
---------------------------------------------------------------------------------------------
PERIOD ENDED      PERIOD ENDED*          PERIOD ENDED**         PERIOD ENDED       YEAR ENDED
SEPT. 30/00        DEC. 31/99             SEPT. 30/00            SEPT. 30/00       DEC. 31/99
---------------------------------------------------------------------------------------------
$    29,836       $        --            $        --            $   319,991       $   143,586
       (267)             (252)                    41                (20,860)           21,642

     50,299               364                 (1,085)               (12,735)         (173,224)
---------------------------------------------------------------------------------------------

     79,868               112                 (1,044)               286,396            (7,996)
---------------------------------------------------------------------------------------------


    388,311           102,093                 49,399                846,484           933,102
    (40,112)          (17,463)                (1,630)              (214,874)         (302,051)
     (2,036)               --                     --                (41,805)               75
    922,993           394,795                 92,192               (848,423)          630,563
---------------------------------------------------------------------------------------------

  1,269,156           479,425                139,961               (258,618)        1,261,689
---------------------------------------------------------------------------------------------

  1,349,024           479,537                138,917                 27,778         1,253,693

    479,537                --                     --              4,558,716         3,305,023
---------------------------------------------------------------------------------------------
$ 1,828,561       $   479,537            $   138,917            $ 4,586,494       $ 4,558,716
=============================================================================================

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                             SEPARATE ACCOUNT THREE

         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

                                  (CONTINUED)


                                                                          SUB-ACCOUNT
                                             -----------------------------------------------------------------
                                                   U.S. LARGE CAP VALUE                       VALUE
                                             -----------------------------------------------------------------
                                             PERIOD ENDED      PERIOD ENDED*     PERIOD ENDED       YEAR ENDED
                                              SEPT. 30/00       DEC. 31/99       SEPT. 30/00        DEC. 31/99
                                             -----------------------------------------------------------------
Income:
Net investment income during the year        $    30,478       $        --       $        --       $   160,502
Realized gain (loss) during the year              (1,714)               18          (188,395)          (36,495)
Unrealized  appreciation (depreciation)
   during the year                               101,865            95,862           685,423          (317,742)
                                             -----------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                    130,629            95,880           497,028          (193,735)
                                             -----------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                   1,636,691           373,681         1,186,445         1,586,580
    Transfer of termination                     (212,546)          (40,839)         (259,732)         (292,517)
    Transfer of policy loans                      (1,791)               --           (42,156)           (4,081)
    Net interfund transfers                    2,518,120         1,465,208           983,192           419,572
                                             -----------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                     3,940,474         1,798,050         1,867,749         1,709,554
                                             -----------------------------------------------------------------

Total increase (decrease) in assets            4,071,103         1,893,930         2,364,777         1,515,819

Assets beginning of year                       1,893,930                --         5,083,047         3,567,228
                                             -----------------------------------------------------------------
Assets end of year                           $ 5,965,033       $ 1,893,930       $ 7,447,824       $ 5,083,047
                                             =================================================================


* Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

** Reflects the period from commencement of operations May 2, 2000 through September 30, 2000.

See accompanying notes.

 WORLDWIDE GROWTH                    SUB-ACCOUNT
-------------------------------------------------------------------------
                      500 INDEX
                                        TOTAL
-------------------------------------------------------------------------
  YEAR ENDED        PERIOD ENDED**       PERIOD ENDED         YEAR ENDED
  DEC. 31/99         SEPT. 30/00         SEPT. 30/00          DEC. 31/99
-------------------------------------------------------------------------
$      11,362       $          --       $  50,305,910       $  31,693,647
       68,678                 121          21,255,129          20,827,272

      (14,108)            (53,713)        (37,265,850)         69,327,505
-------------------------------------------------------------------------

       65,932             (53,592)         34,295,189         121,848,424
-------------------------------------------------------------------------


      274,770           1,205,816         146,617,867         138,216,989
      (16,702)            (50,153)        (48,726,026)        (51,392,480)
      (11,284)                 --          (4,804,970)         (3,208,585)
   (1,392,780)            871,061             196,430            (253,364)
-------------------------------------------------------------------------

   (1,145,996)          2,026,724          93,283,301          83,362,560
-------------------------------------------------------------------------

   (1,080,064)          1,973,132         127,578,490         205,210,984

    1,080,064                  --         683,749,787         478,538,803
-------------------------------------------------------------------------
$          --       $   1,973,132       $ 811,328,277       $ 683,749,787
=========================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Notes to Financial Statements

                               September 30, 2000

1. ORGANIZATION

The Manufacturers Life Insurance Company of America Separate Account Three (the Account) is a separate account established by The Manufacturers Life Insurance Company of America (the Company). The account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended and invests in forty-seven sub-accounts of Manufacturers Investment Trust (the Trust). The account is a funding vehicle for allocation of net premiums under single premium variable life and variable universal life insurance contracts (the Contracts) issued by the Company. The Account was established by the Company, a life insurance company organized in 1983 under Michigan law. The Company is an indirect, wholly-owned subsidiary of the Manufacturers Life Insurance Company (Manulife Financial), a Canadian life insurance company. Each investment sub-account invests solely in shares of a particular portfolio the Trust. The Trust is registered under the Investment Company Act of 1940 as open-end management investment company.

The Company is required to maintain assets in the Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, effective May 2, 2000, the following sub-account of the Account has been replaced with a new sub-account fund as follows:

                  PREVIOUS FUND                               NEW FUND
              Mid Cap Growth Trust                       All Cap Growth Trust

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (unaudited)
                                   (continued)


1.  ORGANIZATION (CONTINUED)

The following sub-accounts of the Account were added as investment options for variable life insurance contract holders of Manufacturers Life of America:

                                                              Commencement of Operations
                                                                  Of the Sub-accounts
                                                              --------------------------
Dynamic Growth Trust                                                   May 2, 2000
International Index Trust                                              May 2, 2000
International Value Trust                                              May 1, 1999
Internet Technologies Trust                                            May 2, 2000
Mid Cap Index Trust                                                    May 2, 2000
Mid Cap Stock Trust                                                    May 1, 1999
Small Cap Index Trust                                                  May 2, 2000
Small Company Blend Trust                                              May 1, 1999
Tactical Allocation Trust                                              May 2, 2000
Total Return Trust                                                     May 1, 1999
Total Stock Market Index Trust                                         May 2, 2000
U.S. Large Cap Value Trust                                             May 1, 1999
500 Index Trust                                                        May 2, 2000


2. SIGNIFICANT ACCOUNTING POLICIES

Investments are made in the portfolios of the Trust and are valued at the reported net asset value of such portfolios. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (unaudited)
                                   (continued)


2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In addition to the Account, a contract holder may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

3. PREMIUM DEDUCTIONS

Manufacturers Life of America deducts certain charges for state, local, and federal taxes from the gross premium before placing the remaining net premiums in the sub-accounts.

4. PURCHASES AND SALES OF MANUFACTURERS INVESTMENTS

The following table shows aggregate cost of shares purchased and proceeds from sales of each Trust portfolio for the period ended September 30, 2000.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (unaudited)
                                   (continued)


                                                                                      PURCHASES           SALES
                                                                                  ------------------------------------
Aggressive Growth Trust                                                              $  6,145,460      $  1,663,895
All Cap Growth Trust                                                                   12,665,664         5,189,957
Balanced Trust                                                                          3,711,085         6,633,500
Blue Chip Growth Trust                                                                 11,959,885         3,639,258
Diversified Bond Trust                                                                  1,411,779           167,190
Dynamic Growth Trust                                                                    1,417,001            39,148
Emerging Small Company Trust                                                           17,055,258         9,971,444
Equity Income Trust                                                                     5,654,372         2,663,439
Equity Index Trust                                                                     16,741,490         8,610,951
Global Bond Trust                                                                         206,367           113,812
Global Equity Trust                                                                    14,570,086        12,344,105
Growth Trust                                                                            9,108,056         2,188,638
Growth & Income Trust                                                                  12,028,692         2,454,948
High Yield Trust                                                                        1,770,076         1,156,778
Income and Value Trust                                                                  2,200,552           322,943
International Index Trust                                                                  80,856             1,108
International Small Cap Trust                                                          14,033,480         9,817,243
International Stock Trust                                                              15,177,878        13,101,291
International Value Trust                                                               1,325,594           660,007
Internet Technologies Trust                                                             1,278,834           552,147
Investment Quality Bond Trust                                                           4,947,601         2,455,941
Large Cap Growth Trust                                                                  9,104,662           871,196
Lifestyle Aggressive 1000 Trust                                                         1,285,632           408,012
Lifestyle Balanced 640 Trust                                                            3,326,231         1,727,198
Lifestyle Conservative 280 Trust                                                          106,954            12,742
Lifestyle Growth 820 Trust                                                              5,530,378         1,073,747
Lifestyle Moderate 460 Trust                                                              448,685           264,357
Mid-Cap Blend Trust                                                                     9,832,341         1,947,461
Mid Cap Index Trust                                                                       583,069            20,914
Mid Cap Stock Trust                                                                     1,193,068           446,013
Money Market Trust                                                                     95,750,183        88,213,905
Overseas Trust                                                                         16,699,171        13,422,114
Pacific Rim Emerging Markets Trust                                                      8,847,872         7,487,121
Quantitative Equity Trust                                                              15,129,922         6,496,621
Real Estate Securities Trust                                                            2,502,895         2,124,178

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (unaudited)
                                   (continued)



4. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                                                                      PURCHASES           SALES
                                                                                  ------------------------------------
Science & Technology Trust                                                             31,545,070        16,673,833
Small Cap Index Trust                                                                     115,939             1,661
Small Company Blend Trust                                                               3,626,492         2,101,487
Small Company Value Trust                                                               1,891,284           495,978
Strategic Bond Trust                                                                    1,216,826           676,922
Tactical Allocation Trust                                                                 210,943             1,022
Total Return Trust                                                                      1,482,745           183,754
Total Stock Market Index                                                                  140,574               613
U.S. Government Securities Trust                                                        1,233,576         1,172,204
U.S. Large Cap Value Trust                                                              4,463,419           492,467
Value Trust                                                                             2,995,041         1,127,291
500 Index Trust                                                                         2,074,584            47,860
                                                                                  ------------------------------------
Total                                                                                $374,827,622      $231,238,414
                                                                                  ====================================


5. UNIT VALUES

A summary of the accumulation unit values at September 30, 2000 and December 31, 1999 and the accumulation units and dollar value outstanding at September 30, 2000 for the variable life contracts are as follows:

                                                                 1999                     2000
                                                                 UNIT       UNIT
                                                                 VALUE      VALUE         UNITS         DOLLARS
                                                               ---------------------------------------------------
Aggressive Growth Trust                                        $ 20.16     $ 24.79        306,041    $   7,586,584
All Cap Growth Trust                                             28.33       32.43        691,900       22,435,241
Balanced Trust                                                   29.49       30.11      1,377,794       41,490,711
Blue Chip Growth Trust                                           24.63       26.50      1,314,911       34,849,989
Diversified Bond Trust                                           13.07       13.87        207,646        2,879,701
Dynamic Growth Trust                                                --       11.77        116,176        1,367,388
Emerging Small Company Trust                                     74.86       90.61      1,327,471      120,282,447

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (unaudited)
                                   (continued)



5.  UNIT VALUES (CONTINUED)

                                                                 1999                     2000
                                                                 UNIT       UNIT
                                                                 VALUE      VALUE         UNITS         DOLLARS
                                                               ---------------------------------------------------
Equity Income Trust                                              16.64       17.26      1,331,089       22,974,410
Equity Index Trust                                               23.78       23.41      3,485,207       81,586,627
Global Bond Trust                                                13.27       12.92         48,914          631,729
Global Equity Trust                                              16.97       17.29        507,137        8,767,975
Growth Trust                                                     25.46       24.21        780,785       18,903,647
Growth and Income Trust                                          23.46       23.08      2,284,501       52,733,478
High Yield Trust                                                 15.37       14.90        288,124        4,292,444
Income and Value Trust                                           15.51       16.26        354,953        5,772,430
International Index Trust                                           --       11.65          6,509           75,832
International Small Cap Trust                                    26.16       22.98        323,369        7,431,389
International Stock Trust                                        18.12       16.05      1,710,586       27,451,192
International Value Trust                                        12.98       12.04         88,567        1,066,399
Internet Technologies Trust                                         --       12.24         57,846          708,041
Investment Quality Bond Trust                                    14.51       15.36      1,646,833       25,292,546
Large Cap Growth Trust                                           19.42       18.94        686,217       12,998,951
Lifestyle Aggressive 1000 Trust                                  17.21       17.46        268,504        4,687,561
Lifestyle Balanced 640 Trust                                     16.76       17.49        549,696        9,615,679
Lifestyle Conservative 280 Trust                                 15.74       16.52         12,490          206,312
Lifestyle Growth 820 Trust                                       17.62       17.91      1,329,848       23,816,825
Lifestyle Moderate 460 Trust                                     16.40       17.07         79,348        1,354,744
Mid-Cap Blend Trust                                              18.95       18.95      1,876,520       35,568,309
Mid Cap Index Trust                                                 --       13.86         42,711          591,971
Mid Cap Stock Trust                                              12.60       13.92         71,622          996,979
Money Market Trust                                               19.15       19.97      2,660,450       53,138,257
Overseas Trust                                                   18.96       16.62        395,600        6,577,012
Pacific Rim Emerging Markets Trust                               11.85        9.96      1,016,361       10,123,226
Quantitative Equity Trust                                        53.10       61.48      1,172,287       72,067,036
Real Estate Securities Trust                                     30.30       35.44        615,306       21,808,300
Science & Technology Trust                                       40.21       38.80      1,002,436       38,895,391
Small Cap Index                                                     --       12.64          9,191          116,170
Small Company Blend Trust                                        16.07       16.14         99,923        1,612,481
Small Company Value Trust                                         9.21        9.47        269,180        2,549,712
Strategic Bond Trust                                             14.11       14.70        263,591        3,876,092

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (unaudited)
                                   (continued)



5.  UNIT VALUES (CONTINUED)

                                                                 1999                     2000
                                                                 UNIT       UNIT
                                                                 VALUE      VALUE         UNITS         DOLLARS
                                                               ---------------------------------------------------
Tactical Allocation Trust                                           --       12.60         16,437          207,108
Total Return Trust                                               12.37       13.09        139,651        1,828,561
Total Stock Market Index Trust                                      --       12.44         11,167          138,917
U.S. Government Securities Trust                                 11.91       12.71        360,805        4,586,494
U.S. Large Cap Value Trust                                       12.84       13.39        445,517        5,965,033
Value Trust                                                      13.81       14.81        502,763        7,447,824
500 Index Trust                                                     --       12.25        161,072        1,973,132
                                                                                                     -------------
Total                                                                                                $ 811,328,277
                                                                                                     =============


6. RELATED PARTY TRANSACTIONS

ManEquity, Inc., a registered broker-dealer and indirect wholly-owned subsidiary of Manulife Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement with the Company. Registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized as variable life insurance agents under applicable state insurance laws, sell the Contracts. Registered representatives are compensated on a commission basis.

The Company has a formal service agreement with its affiliates, Manulife Financial and The Manufacturers Life Insurance Company (U.S.A.), which can be terminated by either party upon two months notice. Under this Agreement, the Company pays for legal, actuarial, investment and certain other administrative services.